TENTH AMENDMENT TO TERM LOAN AGREEMENT

This TENTH Amendment to Term Loan Agreement (this “Amendment”) is entered into as of the 30th day of September, 2025, among EASTERLY GOVERNMENT PROPERTIES LP, a Delaware limited partnership (the “Borrower”), EASTERLY GOVERNMENT PROPERTIES, INC., a Maryland corporation (the “Parent”), the entities listed on the signature pages hereto as the subsidiary guarantors from time to time (the “Subsidiary Guarantors” and, together with the Parent, the “Guarantors”), the banks, financial institutions and other institutional lenders listed on the signature pages hereof as the lenders (each a “Lender” and collectively, the “Lenders”) and PNC BANK, NATIONAL ASSOCIATION, as administrative agent (the “Administrative Agent”) for the Lenders.

Recitals

The Borrower, the Administrative Agent and the Lenders have entered into a certain Term Loan Agreement dated as of September 29, 2016 (as amended by that certain First Letter Amendment dated as of October 28, 2016, that certain Second Amendment to Term Loan Agreement dated as of June 18, 2018, that certain Third Letter Amendment dated as of October 3, 2018, that certain Fourth Amendment to Term Loan Agreement dated as of July 23, 2021, that certain Fifth Amendment to Term Loan Agreement dated as of November 29, 2022, that certain Sixth Amendment to Term Loan Agreement dated as of May 30, 2023, that certain Seventh Amendment to Term Loan Agreement dated as of January 23, 2024, that certain Eighth Amendment to Term Loan Agreement dated as of July 15, 2024 and that certain Ninth Amendment to Term Loan Agreement dated as of January 8, 2025, the “Existing Loan Agreement”; the Existing Loan Agreement as amended by this Amendment, the “Loan Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement. The Borrower has requested that the Administrative Agent and the Lenders make amendments to certain provisions of the Existing Loan Agreement and the Administrative Agent and the Lenders are willing to make such amendments to the Existing Loan Agreement in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Article I

AMENDMENTS
1.1
Amendments to Loan Agreement. The Existing Loan Agreement (other than the schedules and exhibits attached thereto) is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the underlined text (indicated textually in the same manner as the following example: underlined text) as set forth on Annex A.
Article II

CONDITIONS TO EFFECTIVENESS
2.1
Closing Conditions.
(a)
This Amendment shall become effective on the first date on which, and only if, each of the following conditions precedent shall have been satisfied (such date, the “Amendment Effective Date”):
(i)
The Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and the Guarantors;

(ii)
The Administrative Agent shall have received counterparts of this Amendment executed by all of the Lenders; and
(iii)
All of the fees and expenses of the Administrative Agent (including the reasonable fees and expenses of counsel for the Administrative Agent) due and payable on the Amendment Effective Date shall have been paid in full.
(b)
The effectiveness of this Amendment is further conditioned upon the accuracy of the factual matters described herein.
Article III

MISCELLANEOUS
3.1
Amended Terms. On and after the Amendment Effective Date, all references to the Loan Agreement in each of the Loan Documents shall hereafter mean the Loan Agreement as amended and modified by this Amendment. Except as specifically amended and modified hereby, the Loan Agreement and each of the other Loan Documents are hereby ratified and confirmed by the Loan Parties and shall remain in full force and effect according to their respective terms.
3.2
Representations and Warranties of Loan Parties. Each of the Loan Parties represents and warrants as follows:
(a)
It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.
(b)
This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
(c)
No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.
(d)
After giving effect to this Amendment, the representations and warranties set forth in Article IV of the Loan Agreement are true and correct in all material respects (unless qualified as to materiality or Material Adverse Effect, in which case such representations and warranties shall be true and correct in all respects and except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date, and except further to the extent any such representations and warranties that are no longer true and correct as a result of factual changes since the Closing Date that are permitted under the Loan Agreement) as of the date hereof (except for those which expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date).
(e)
As of the date hereof, to the knowledge of the Borrower, there exists no Default or Event of Default under any of the Loan Documents.
(f)
The Obligations are not subject to any offsets, defenses or counterclaims.
3.3
Reaffirmation of Obligations. Except as specifically amended or modified hereby, each Loan Party hereby ratifies the Loan Agreement and the other Loan Documents and acknowledges and reaffirms (a)

that it is bound by all terms of the Loan Agreement and the other Loan Documents applicable to it and (b) that it is responsible for the observance and full performance of the Obligations.
3.4
Loan Document. This Amendment shall constitute a Loan Document under the terms of the Loan Agreement. On and after the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to “the Loan Agreement”, “thereunder”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement, as amended and modified by this Amendment. No amendment, modification, or waiver of any of the provisions of this Amendment by any party hereto shall be deemed to be made unless the same shall be in writing signed on behalf of each party hereto.
3.5
Expenses. Each Loan Party agrees jointly and severally to pay, in accordance with Section 9.04 of the Loan Agreement, all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation, the reasonable and documented fees and expenses of O’Melveny & Myers LLP, counsel for the Administrative Agent.
3.6
Further Assurances. The Loan Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.
3.7
Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.
3.8
Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy or other electronic means (e.g., PDF by e-mail) shall be effective as an original and shall constitute a representation that an original will be delivered. Copies of originals, including copies delivered by facsimile, .pdf, or other electronic means, shall have the same import and effect as original counterparts and shall be valid, enforceable and binding for the purposes of this Amendment and each other Loan Document. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an electronic signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it. Without limitation of the foregoing, (a) to the extent the Administrative Agent has agreed to accept such electronic signature, the Administrative Agent and each of the Lenders shall be entitled to rely on any such electronic signature purportedly given by or on behalf of any Loan Party or any other party hereto without further verification and regardless of the appearance or form of such electronic signature and (b) upon the request of the Administrative Agent or any Lender, any electronic signature shall be promptly followed by a manually executed counterpart. Each Loan Party hereby waives (i) any argument, defense or right to contest the legal effect, validity or enforceability of this Amendment and/or any other Loan Document based solely on the lack of paper original copies of this Amendment and/or such other Loan Document and (ii) any claim against the Administrative Agent or any Lender for any liabilities arising solely from such Person’s reliance on or use of electronic signatures, including any liabilities arising as a result of the failure of the Loan Parties to use any available security measures in connection with the execution, delivery or transmission of any electronic signature.
3.9
No Actions, Claims, Etc. As of the date hereof, each of the Loan Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lender Parties, or the Administrative Agent’s or the Lender Parties’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Loan Agreement on or prior to the date hereof.
3.10
GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
3.11
Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
3.12
Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 9.16 and 9.18 of the Loan Agreement are hereby incorporated by reference, mutatis mutandis.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and take effect as an instrument under seal as of the date first set forth above.

BORROWER:

EASTERLY GOVERNMENT PROPERTIES LP,
a Delaware limited partnership

By:	EASTERLY GOVERNMENT PROPERTIES,
INC., its sole General Partner

	By:	/s/ Allison Marino
Name: Allison Marino
Title: Executive Vice President and Chief Financial Officer

PARENT:

EASTERLY GOVERNMENT PROPERTIES, INC., a Maryland corporation

By:	/s/ Allison Marino
Name: Allison Marino
Title: Executive Vice President and Chief Financial
Officer

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SUBSIDIARY GUARANTORS:

USGP ALBANY DEA, LLC,

a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

USGP DALLAS DEA LP,
a Delaware limited partnership

By: USGP DALLAS 1 G.P., LLC, its general partner

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

USGP DEL RIO CH LP,
a Delaware limited partnership

By: USGP DEL RIO 1 G.P., LLC, its general partner

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

USGP FRESNO IRS, LLC,
a Delaware limited liability company

By: USGP FRESNO IRS MEMBER LLC, its sole member

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

USGP SAN ANTONIO, LP,
a Delaware limited partnership

By: USGP SAN ANTONIO GP, LLC, its general partner

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

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USGP ALBUQUERQUE USFS I, LLC,
a Delaware limited liability company

By: USGP ALBUQUERQUE USFS I MEMBER, LLC, its sole member

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

USGP II ARLINGTON PTO LP,
a Delaware limited partnership

By: USGP II ARLINGTON PTO GENERAL PARTNER LLC, its general partner

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

USGP II LAKEWOOD DOT LP,
a Delaware limited partnership

By: USGP II LAKEWOOD DOT GENERAL PARTNER LLC, its general partner

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

USGP II LITTLE ROCK FBI LP,
a Delaware limited partnership

By: USGP II LITTLE ROCK FBI GENERAL PARTNER LLC, its general partner

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

USGP II MARTINSBURG USCG LP,
a Delaware limited partnership

By: USGP II MARTINSBURG USCG GENERAL PARTNER LLC, its general partner

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

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EGP 4411 OMAHA LP,
a Delaware limited partnership

By: USGP II Omaha FBI General Partner LLC, its general partner

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP CH EL CENTRO LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP DEA NORTH HIGHLANDS LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP DEA RIVERSIDE LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP DEA SANTA ANA LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP DEA VISTA LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

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EGP DEA WH SAN DIEGO LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP SSA SAN DIEGO LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP HUNTER LUBBOCK LP,
a Delaware limited partnership

By: EGP LUBBOCK GP LLC, its general partner

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP CH ABERDEEN LLC, a Delaware limited

liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP USCIS LINCOLN LLC, a Delaware limited

liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

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EGP DEA LAB DALLAS LP,
a Delaware limited partnership

By: EGP DEA LAB DALLAS GENERAL PARTNER LLC, its general partner

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP 1970 RICHMOND LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP 5441 ALBUQUERQUE LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP 601 OMAHA LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP 920 BIRMINGHAM LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP 300 KANSAS CITY LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

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EGP 1000 BIRMINGHAM LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP 200 ALBANY LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP 401 SOUTH BEND LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP 5425 SALT LAKE LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP 1540 SOUTH BEND LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP 1201 ALAMEDA LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

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EGP 10749 LENEXA LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP 1547 TRACY LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP 5855 SAN JOSE LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP 10824 DALLAS LP,
a Delaware limited partnership

By: EGP 10824 DALLAS GENERAL PARTNER LLC, its general partner

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP 130 BUFFALO LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP 320 CLARKSBURG LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

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EGP 320 PARKERSBURG LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP 500 CHARLESTON LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP 2300 DES PLAINES LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP 3311 PITTSBURGH LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP 85 CHARLESTON LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP 7400 BAKERSFIELD LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

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EGP 1440 UPPER MARLBORO LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP 836 BIRMINGHAM LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP 22624 STERLING LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP 1201 PORTLAND LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP 116 SUFFOLK LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP 2901 NEW ORLEANS LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

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EGP 11201 LENEXA LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP 14101 TUSTIN LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

ORANGE VA LLC,
a Delaware limited liability company

By: EGP WEST HAVEN LLC, its sole member

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP 660 EL PASO LP,
a Delaware limited partnership

By: EGP 660 EL PASO GENERAL PARTNER LLC, its general member

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP 4444 MOBILE LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP CHICO LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

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EGP 200 MOBILE LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP 4136 NORTH CHARLESTON LLC,

a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP 111 JACKSON LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP 654 LOUISVILLE LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP 717 LOUISVILLE LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP 1501 KNOXVILLE LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

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EGP 318 SPRINGFIELD LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP 7220 KANSAS CITY LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP DEA PLEASANTON LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP 925 BROOKLYN HEIGHTS LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

WEST INDY VA LLC,
a Delaware limited liability company

By: EGP 557 Brownsburg LLC, its sole member

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP 17101 BROOMFIELD LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

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EGP 5525 TAMPA LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP 2146 COUNCIL BLUFFS LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP 1065 ANAHEIM LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP 2400 NEWPORT NEWS LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP 1500 ATLANTA LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP 555 GOLDEN LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

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EGP 8222 IRVING LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP 9495 ORLANDO LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP 6643 ORLANDO LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP 1973 OGDEN LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP 188 WILLISTON LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP 1200 WASHINGTON LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

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EGP 850 LEES SUMMIT LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP CARY LLC
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP 17455 AURORA LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP 4065 BEAVERCREEK LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP 6060 Greenwood Village LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

EGP 2297 OTAY LLC, a Delaware limited

liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer

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The foregoing Amendment is hereby consented to, acknowledged and agreed as of the date hereof.

PNC BANK, NATIONAL ASSOCIATION,
as the Administrative Agent and a Lender

By: /s/ Shari Reams-Henofer
Name: Shari Reams-Henofer
Title: Senior Vice President

[Signatures continue]

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Germaine Korhone
Name: Germaine Korhone
Title: Senior Vice President

[Signatures continue]

TRUIST BANK, as a Lender

By: /s/ C. Vincent Hughes, Jr.
Name: C. Vincent Hughes, Jr.
Title: Senior Vice President

[Signatures end]

Annex A

Amendments to Existing Loan Agreement

[see attached pages]

CONFORMED COPY REFLECTING FIRST LETTER AMENDMENT DATED AS OF OCTOBER 28, 2016, SECOND AMENDMENT DATED AS OF JUNE 18, 2018, THIRD LETTER AMENDMENT DATED AS OF OCTOBER 3, 2018, FOURTH AMENDMENT DATED AS OF JULY 23, 2021, FIFTH AMENDMENT DATED AS OF NOVEMBER 29, 2022, SIXTH AMENDMENT DATED AS OF MAY 30, 2023, SEVENTH AMENDMENT DATED AS OF JANUARY 23, 2024, EIGHTH AMENDMENT DATED AS OF JULY 15, 2024 ~~AND THE~~,NINTH AMENDMENT DATED AS OF JANUARY 8, 2025 AND TENTH AMENDMENT DATED AS OF SEPTEMBER 30, 2025.

$100,000,000

TERM LOAN AGREEMENT

Dated as of September 29, 2016

among

EASTERLY GOVERNMENT PROPERTIES LP,

as Borrower,

EASTERLY GOVERNMENT PROPERTIES, INC.,

as Parent,

THE GUARANTORS NAMED HEREIN,

as Guarantors,

THE INITIAL LENDERS NAMED HEREIN,

as Initial Lenders,

PNC BANK, NATIONAL ASSOCIATION,

as Administrative Agent,

U.S. BANK NATIONAL ASSOCIATION

and

TRUIST BANK,

as Syndication Agents,

and

PNC CAPITAL MARKETS LLC,

U.S. BANK NATIONAL ASSOCIATION,

and

TRUIST SECURITIES, INC.,

as Joint Lead Arrangers and Joint Bookrunners

TABLE OF CONTENTS

Page

Article I

DEFINITIONS AND ACCOUNTING TERMS

Section 1.01Certain Defined Terms1

Section 1.02Computation of Time Periods; Other Definitional Provisions~~35~~34

Section 1.03Accounting Terms~~35~~34

Section 1.04Divisions35

Article II

AMOUNTS AND TERMS OF THE ADVANCES

Section 2.01The Advances~~36~~35

Section 2.02Making the Advances~~36~~35

Section 2.03[Reserved]~~37~~36

Section 2.04Repayment of Advances37

Section 2.05Termination or Reduction of the Commitments37

Section 2.06Prepayments37

Section 2.07Interest~~38~~37

Section 2.08Fees~~41~~40

Section 2.09Conversion of Advances41

Section 2.10Increased Costs, Etc.42

Section 2.11Payments and Computations~~44~~43

Section 2.12Taxes~~46~~45

Section 2.13Sharing of Payments, Etc.49

Section 2.14Use of Proceeds~~50~~49

Section 2.15Evidence of Debt~~50~~49

Section 2.16Extensions of the Maturity Date.~~51~~50

Section 2.17Increase in the Aggregate Commitments~~51~~50

Section 2.18Defaulting Lenders52

Section 2.19Replacement of Lenders53

Article III

CONDITIONS PRECEDENT TO CLOSING

Section 3.01Conditions Precedent to Closing54

Section 3.02Conditions Precedent to Each Borrowing and Increase~~57~~56

Section 3.03Determinations Under Sections 3.01 and 3.0257

Article IV

REPRESENTATIONS AND WARRANTIES

Section 4.01Representations and Warranties of the Loan Parties~~58~~57

Article V

COVENANTS OF THE LOAN PARTIES

Section 5.01Affirmative Covenants~~64~~63

Section 5.02Negative Covenants68

Section 5.03Reporting Requirements72

Section 5.04Financial Covenants~~76~~75

Article VI

EVENTS OF DEFAULT

Section 6.01Events of Default~~77~~76

Article VII

GUARANTY

Section 7.01Guaranty; Limitation of Liability~~80~~79

Section 7.02Guaranty Absolute~~80~~79

Section 7.03Waivers and Acknowledgments~~81~~80

Section 7.04Subrogation~~82~~81

Section 7.05Guaranty Supplements~~83~~82

Section 7.06Indemnification by Guarantors~~83~~82

Section 7.07Subordination~~83~~82

Section 7.08Continuing Guaranty; Effect of Release~~84~~83

Section 7.09Keepwell~~84~~83

Article VIII

THE ADMINISTRATIVE AGENT

Section 8.01Authorization and Action84

Section 8.02The Administrative Agent’s Reliance, Etc.~~85~~84

Section 8.03PNC and Affiliates85

Section 8.04Lender Credit Decision~~86~~85

Section 8.05Indemnification by Lenders~~86~~85

Section 8.06Successor Agent86

Section 8.07Relationship of Administrative Agent and Lenders~~87~~86

Section 8.08Certain ERISA Matters~~87~~86

Section 8.09Payments in Error~~89~~88

Article IX

MISCELLANEOUS

Section 9.01Amendments, Etc.~~90~~89

Section 9.02Notices, Etc.~~93~~92

Section 9.03No Waiver; Remedies~~95~~94

Section 9.04Costs and Expenses~~95~~94

Section 9.05Right of Set‑off~~96~~95

Section 9.06Binding Effect~~97~~96

Section 9.07Assignments and Participations; Replacement Notes~~97~~96

Section 9.08Execution in Counterparts~~100~~99

Section 9.09Severability~~101~~100

Section 9.10Survival of Representations~~101~~100

Section 9.11Usury Not Intended~~101~~100

Section 9.12[Reserved]~~101~~100

Section 9.13Confidentiality~~102~~100

Section 9.14Release of Guarantors~~104~~103

Section 9.15Patriot Act Notification~~105~~104

Section 9.16Jurisdiction, Etc~~106~~105

Section 9.17Governing Law~~106~~105

Section 9.18WAIVER OF JURY TRIAL~~106~~105

Section 9.19No Fiduciary Duties~~106~~105

Section 9.20Acknowledgement and Consent to Bail-In of Affected Financial Institutions~~107~~106

Section 9.21Acknowledgement Regarding Any Supported QFCs~~107~~106

SCHEDULES

Schedule I	‑	Commitments and Applicable Lending Offices
Schedule II	‑	Unencumbered Assets
Schedule 4.01(b)	‑	Subsidiaries
Schedule 4.01(f)	‑	Material Litigation
Schedule 4.01(m)	‑	Existing Debt
Schedule 4.01(n)	‑	Surviving Debt
Schedule 4.01(o)	‑	Existing Liens
Schedule 4.01(p)	‑	Real Property
Part I	‑	Owned Assets
Part II	‑	Leased Assets
Schedule 4.01(q)	‑	Environmental Concerns
Schedule 4.01(w)	‑	Plans and Welfare Plans

EXHIBITS

Exhibit A	‑	Form of Note
Exhibit B	‑	Form of Notice of Borrowing
Exhibit C	‑	Form of Guaranty Supplement
Exhibit D	‑	Form of Assignment and Acceptance
Exhibit E	‑	[Reserved]
Exhibit F	‑	[Reserved]
Exhibit G‑1	‑	Form of Section 2.12(g) U.S. Tax Compliance Certificate (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Exhibit G‑2		Form of Section 2.12(g) U.S. Tax Compliance Certificate (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Exhibit G‑3		Form of Section 2.12(g) U.S. Tax Compliance Certificate (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)
Exhibit G‑4		Form of Section 2.12(g) U.S. Tax Compliance Certificate (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

TERM LOAN AGREEMENT

TERM LOAN AGREEMENT dated as of September 29, 2016 (this “Agreement”) among EASTERLY GOVERNMENT PROPERTIES LP, a Delaware limited partnership (the “Borrower”), EASTERLY GOVERNMENT PROPERTIES, INC., a Maryland corporation (the “Parent”), the entities listed on the signature pages hereof as the subsidiary guarantors from time to time (together with any Additional Guarantors (as hereinafter defined) acceding hereto pursuant to Section 5.01(j) or 7.05, from time to time, the “Subsidiary Guarantors” and, together with the Parent, the “Guarantors”), the banks, financial institutions and other institutional lenders listed on the signature pages hereof as the initial lenders (the “Initial Lenders”), PNC BANK, NATIONAL ASSOCIATION (“PNC”), as administrative agent (together with any successor administrative agent appointed pursuant to Section 8.06, the “Administrative Agent”) for the Lenders (as hereinafter defined), with U.S. BANK NATIONAL ASSOCIATION (“USBNA”) and TRUIST BANK, as syndication agents, and PNC CAPITAL MARKETS LLC (“PNCCM”), USBNA and TRUIST SECURITIES, INC., as joint lead arrangers and joint bookrunners (the “Arrangers”).

I.

DEFINITIONS AND ACCOUNTING TERMS
A.
Certain Defined Terms

. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“Acceding Lender” has the meaning specified in Section 2.17(d).

“Accession Agreement” has the meaning specified in Section 2.17(d)(i).

“Additional Guarantor” has the meaning specified in Section 7.05.

“Adjusted Daily Simple SOFR” means, for any Daily RFR Business Day, an interest rate per annum equal to (a) Daily Simple SOFR for such Daily RFR Business Day, plus (b) 0.10% (10 basis points); provided, however, that in no event shall Adjusted Daily Simple SOFR be less than the Floor.

“Adjusted DSS Advance” means an Advance that bears interest at a rate based on Adjusted Daily Simple SOFR.

“Adjusted EBITDA” means an amount equal to (a) EBITDA for the fiscal quarter of the Parent most recently ended for which financial statements are required to be delivered to the Lenders pursuant to Section 5.03(b) or (c), as the case may be, multiplied by four, less(b) the Capital Expenditure Reserve for all Assets for such fiscal quarter, other than any Asset owned by an Unrestricted Subsidiary.

“Adjusted Net Operating Income” means, with respect to any Asset, (a) Net Operating Income attributable to such Asset multiplied by four less (b) the Management Fee Adjustment for such Asset less(c) the Capital Expenditure Reserve for such Asset, in each case for the fiscal quarter most recently ended for which financial statements are required to be delivered to the Lenders pursuant to Section 5.03(b) or (c), as the case may be. In no event shall the Adjusted Net Operating Income for any Asset be less than zero.

“Adjusted Term SOFR” means, for any Interest Period, an interest rate per annum equal to (a) Term SOFR for such Interest Period, plus (b) 0.10% (10 basis points) (the “Term SOFR Adjustment”); provided, however, that in no event shall Adjusted Term SOFR be less than the Floor.

“Adjusted Term SOFR Advance” means an Advance that bears interest at a rate based on Adjusted Term SOFR (other than pursuant to clause (c) of the definition of Base Rate).

“Administrative Agent” has the meaning specified in the recital of parties to this Agreement.

“Administrative Agent’s Account” means the account of the Administrative Agent maintained by the Administrative Agent with PNC Bank, N.A., Pittsburgh, at its office at PNC Firstside Center 4thFloor, 500 First Avenue, Pittsburgh, PA 15219, ABA No. 034-000-096, Account No. 130760016803, Account Name: Commercial Loan Operations, Reference: Easterly Government Properties LP, Attention: Nicole Novak, or such other account as the Administrative Agent shall specify in writing to the Borrower and the Lenders.

“Advance” has the meaning specified in Section 2.01.

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For purposes of this definition, the term “control” (including the terms “controlling”, “controlled by” and “under common control with”) of a Person means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Interests, by contract or otherwise.

“Agreement” has the meaning specified in the recital of parties to this Agreement.

“Agreement Value” means, the net amount in respect of all Hedge Agreements, determined, with respect to each Hedge Agreement, on any date of determination, reasonably and in good faith by the Administrative Agent equal to: (a) in the case of a Hedge Agreement documented pursuant to the Master Agreement (Multicurrency‑Cross Border) published by the International Swap and Derivatives Association, Inc. (the “Master Agreement”), the amount, if any, that would be payable by or to any Loan Party or any of its Subsidiaries to or by its counterparty to such Hedge Agreement, as if (i) such Hedge Agreement was being terminated early on such date of determination, (ii) such Loan Party or Subsidiary was the sole “Affected Party”, and (iii) the Administrative Agent was the sole party determining such payment amount (with the Administrative Agent making such determination reasonably and in good faith pursuant to the provisions of the form of Master Agreement); or (b) in the case of a Hedge Agreement traded on an exchange, the mark‑to‑market value of such Hedge Agreement, which will be the unrealized loss or unrealized profit on such Hedge Agreement to the Loan Party or Subsidiary of a Loan Party to such Hedge Agreement determined reasonably and in good faith by the Administrative Agent based on the settlement price of such Hedge Agreement on such date of determination; or (c) in all other cases, the mark‑to‑market value of such Hedge Agreement, which will be the unrealized loss or unrealized profit on such Hedge Agreement to the Loan Party or Subsidiary of a Loan Party to such Hedge Agreement determined reasonably and in good faith by the Administrative Agent as the amount, if any, by which (i) the present value of the future cash flows to be paid by such Loan Party or Subsidiary exceeds (or is less than, as applicable) (ii) the present value of the future cash flows to be received by such Loan Party or Subsidiary pursuant to such Hedge Agreement; capitalized terms used and not otherwise defined in this definition shall have the respective meanings set forth in the above described Master Agreement.

“Anti‑Corruption Laws” shall mean all laws, rules, and regulations of any jurisdiction applicable to the Borrower, the Parent or their Subsidiaries from time to time concerning or relating to bribery, corruption or money laundering including, without limitation, the United States Foreign Corrupt Practices Act of 1977, as amended.

“Alternate Source” has the meaning set forth in the definition of “Federal Funds Open Rate”.

~~Anti-Terrorism Laws” means any Laws relating to terrorism, trade sanctions programs and embargoes, import/export licensing, money laundering or bribery, and any regulation, order, or directive promulgated, issued or enforced pursuant to such Laws, all as amended, supplemented or replaced from time to time.~~

“Applicable Lending Office” means, with respect to each Lender, such Lender’s Domestic Lending Office in the case of a Base Rate Advance and such Lender’s SOFR Lending Office in the case of an Adjusted Term SOFR Advance or Adjusted DSS Advance.

(a)
“Applicable Margin” means, at any date of determination, (a) a percentage per annum determined by reference to the Leverage Ratio as set forth below, but subject to clause (b) below:

Pricing Level	Leverage Ratio	Applicable Margin for Adjusted Term SOFR and Adjusted DSS Advances	Applicable Margin for Base Rate Advances
I	< 35%	1.20%	0.20%
II	≥ 35% but < 40%	1.25%	0.25%
III	≥ 40% but < 45%	1.35%	0.35%
IV	≥ 45% but < 50%	1.40%	0.40%
V	≥ 50% but < 55%	1.50%	0.50%
VI	≥ 55%	1.70%	0.70%

The Applicable Margin for each Base Rate Advance shall be determined by reference to the Leverage Ratio in effect from time to time and the Applicable Margin for any Interest Period for all Adjusted Term SOFR Advances comprising part of the same Borrowing shall be determined by reference to the Leverage Ratio in effect on the first day of such Interest Period and the Applicable Margin for all Adjusted DSS Advances comprising part of the same Borrowing shall be determined by reference to the Leverage Ratio in effect on the applicable SOFR Rate Day; provided, however, that (i) the Applicable Margin shall initially be at Pricing Level I on the Closing Date, (ii) no change in the Applicable Margin resulting from the Leverage Ratio shall be effective until the first Business Day after the date on which the Administrative Agent receives (x) the financial statements required to be delivered pursuant to Section 5.03(b) or (c), as the case may be, and (y) a certificate of the Chief Financial Officer (or other Responsible Officer performing similar functions) of the Borrower demonstrating the Leverage Ratio, and (iii) the Applicable Margin shall be at Pricing Level V for so long as the Borrower has not submitted to the Administrative Agent as and when required under Section 5.03(b) or (c), as applicable, the information described in clause (ii) of this proviso and shall continue to apply until the first Business Day after the date on which the information described in clause (ii) of this proviso is delivered. If as a result of a restatement of the Borrower’s financial statements or other ~~recomputation~~re-computationof the Leverage Ratio on which the Applicable Margin is based, the interest paid or accrued hereunder was paid or accrued at a rate lower than the interest that would have been payable had such Leverage Ratio been correctly computed, the Borrower shall pay to the Administrative Agent for the account of the Lenders promptly following demand therefor the difference between the amount that should have been paid or accrued and the amount actually paid or accrued.

(b)
In the event that the Borrower or the Parent achieves an Investment Grade Rating, the Borrower may, upon written notice to the Administrative Agent, make an irrevocable one‑time written election (setting forth the date for such election to be effective) to exclusively use the ratings‑based pricing grid set forth below (a “Ratings Grid Election”), in which case the Applicable Margin for Adjusted Term SOFR Advances, Adjusted DSS Advances and Base Rate Advances will be determined, as per the pricing grid below, on the basis of the Debt Rating of the Borrower or the Parent (as applicable), as set forth below, notwithstanding any failure of the Borrower or the Parent (as applicable) to maintain an Investment Grade Rating:

Debt Rating of Borrower or Parent	Applicable Margin for Adjusted Term SOFR and Adjusted DSS Advances	Applicable Margin for Base Rate Advances
> A-/A3	0.85%	0.00%
BBB+/Baa1	0.90%	0.00%
BBB/Baa2	1.00%	0.00%
BBB-/Baa3	1.25%	0.25%
< BBB-/Baa3 (or unrated)	1.65%	0.65%

“Approved Electronic Communications” means each Communication that any Loan Party is obligated to, or otherwise chooses to, provide to the Administrative Agent pursuant to any Loan Document or the transactions contemplated therein, including any financial statement, financial and other report, notice, request, certificate and other information materials required to be delivered pursuant to Sections 5.03(b), (c), (e), (g), and (k); provided, however, that solely with respect to delivery of any such Communication by any Loan Party to the Administrative Agent and without limiting or otherwise affecting either the Administrative Agent’s right to effect delivery of such Communication by posting such Communication to the Approved Electronic Platform or the protections afforded hereby to the Administrative Agent in connection with any such posting, “Approved Electronic Communication” shall exclude (i) any notice of borrowing, notice of Conversion or continuation, and any other notice, demand, communication, information, document and other material relating to a request for a new, or a Conversion of an existing, Borrowing, (ii) any notice pursuant to Section 2.06(a) and any other notice relating to the payment of any principal or other amount due under any Loan Document prior to the scheduled date therefor, (iii) all notices of any Default or Event of Default and (iv) any notice, demand, communication, information, document and other material required to be delivered to satisfy any of the conditions set forth in Article III or any other condition to any Borrowing or other extension of credit hereunder or any condition precedent to the effectiveness of this Agreement.

“Approved Electronic Platform” has the meaning specified in Section 9.02(c).

“Arrangers” has the meaning specified in the recital of parties to this Agreement.

“Assets” means Office Assets, Development Assets, Redevelopment Assets, Joint Venture Assets and Mixed Use Assets.

“Asset Value” means, at any date of determination, (a) in the case of any Office Asset or any Mixed Use Asset, the Capitalized Value of such Office Asset or Mixed Use Asset; provided,however, that the Asset Value of each Office Asset or Mixed Use Asset, as the case may be (other than a Development Asset or Redevelopment Asset) shall be equal, during the first 24 months following acquisition thereof, to the greater of (i) the acquisition price of such Office Asset or Mixed Use Asset, as applicable and (ii) the Capitalized Value of such Office Asset or Mixed Use Asset, as applicable, (b) in the case of any Development Asset or Redevelopment Asset, the gross book value of such Asset as determined in accordance with GAAP, (c) in the case of any Joint Venture Asset that, but for such Asset being owned by a Joint Venture, would qualify as an Office Asset or a Mixed Use Asset under the applicable definition thereof, the JV Pro Rata Share of the Capitalized Value of such Joint Venture Asset; provided,however, that the Asset Value of each Joint Venture Asset shall be equal, during the first 24 months following acquisition thereof, to the JV Pro Rata Share of the greater of (x) the acquisition price of such Joint Venture Asset or (y) the Capitalized Value of such Joint Venture Asset, (d) in the case of any Joint Venture Asset that, but for such Asset being owned by a Joint Venture, would qualify as a Development Asset or Redevelopment Asset under the definition thereof, the JV Pro Rata Share of the gross book value of such Joint Venture Asset as determined in accordance with GAAP, and (e) in the case of any other asset of the Parent or any of its Subsidiaries that is not already referenced in clauses (a) through (d) above, the gross book value of such asset as determined in accordance with GAAP.

“Assignment and Acceptance” means an assignment and acceptance entered into by a Lender and an Eligible Assignee, and accepted by the Administrative Agent, in accordance with Section 9.07 and in substantially the form of Exhibit D hereto.

“Available Tenor” means, as of any date of determination and with respect to any then-current Benchmark that is a term rate, as applicable, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an Interest Period pursuant to this Agreement as of such date.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, UK Bail-In Legislation and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Bankruptcy Law” means any applicable law governing a proceeding of the type referred to in Section 6.01(f) or Title 11, U.S. Code, or any similar foreign, federal or state law for the relief of debtors.

“Base Rate” means, the greatest of (a) the interest rate per annum announced from time to time by the Administrative Agent at its Principal Office as its then prime rate, which rate may not be the lowest rate then being charged commercial borrowers by the Administrative Agent, (b) the Federal Funds Open Rate plus 0.5% per annum or (c) Adjusted Term SOFR for a one-month Interest Period in effect on such day plus 1% per annum (taking into account any floor set forth in the definition of Adjusted Term SOFR); provided, however, that in no circumstance shall the Base Rate be less than the Floor. Any change in the Base Rate (or any component thereof) will take effect as of the opening of business on the day such change occurs. If the Base Rate is being used as an alternate rate of interest pursuant to Section 2.07(d) or 2.07(e), then the Base Rate shall be equal to the higher of (a) and (b) above and shall be determined without reference to clause (c) above.

“Base Rate Advance” means an Advance that bears interest as provided in Section 2.07(a)(i).

“Base Rate Term SOFR Determination Day” has the meaning set forth in the definition of Term SOFR.

~~“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Internal Revenue Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Internal Revenue Code) the assets of any such “employee benefit plan” or “plan”.~~

“Benchmark” means, initially, the Term SOFR Reference Rate; provided that if a replacement of the Benchmark has occurred pursuant to Section 2.07(e), then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate. Any reference to “Benchmark” shall include, as applicable, the published component used in the calculation thereof.

“Benchmark Replacement” means, with respect to:

(a) any Benchmark Transition Event occurring while the Benchmark is Term SOFR, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date:

(1) Adjusted Daily Simple SOFR; or

(2) the sum of: (X) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated syndicated credit facilities for the applicable loan market at such time and (Y) the related Benchmark Replacement Adjustment; providedthat, if the Benchmark Replacement would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents; or

(b) any Benchmark Transition Event occurring while the Benchmark is Daily Simple SOFR, the alternative set forth in clause (a)(2) above for the applicable Benchmark Replacement Date.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with anUnadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero), that has been selected by the Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities at such time for the applicable loan market.

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

 (a)     in the case of clause (a) or (b) of the definition of Benchmark Transition Event, the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide such Benchmark (or component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof); or

 (b)    in the case of clause (c) of the definition of Benchmark Transition Event, the first date on which all Available Tenors of such Benchmark (or the published component used in the calculation thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof), have been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided, however, that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.

For the avoidance of doubt, if such Benchmark is a term rate, a Benchmark Replacement Date will be deemed to have occurred in the case of clause (a) or (b) above with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof);

(b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or

(c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative.

For the avoidance of doubt, if such Benchmark is a term rate, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Beneficial Ownership Certification” means, if the Borrower qualifies as a “legal entity customer” within the meaning of the Beneficial Ownership Regulation, a certification of beneficial ownership as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230, as amended.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Internal Revenue Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Internal Revenue Code) the assets of any such “employee benefit plan” or “plan”.

“BHC Act Affiliate” has the meaning specified in Section 9.21(b).

“Borrower” has the meaning specified in the recital of parties to this Agreement.

“Borrower Party or Borrower Parties” means the Loan Parties and the owners of the Unencumbered Assets, without duplication.

“Borrower’s Account” means the account of the Borrower maintained by the Borrower with Citibank N.A. at its office at 153 East 53rd Street, 21st Floor, New York, New York 10022, ABA No. 021000089, Account No. 4991074200 or such other account as the Borrower shall specify in writing to the Administrative Agent.

“Borrowing” means a borrowing consisting of simultaneous Advances of the same Type made by the Lenders.

“Business Day” means a day of the year on which banks are not required or authorized by law to close in New York City.

“Capital Expenditure Reserve” means, with respect to any Asset at any date of determination, $0.25 timesthe total number of rentable square feet of such Asset, provided that with respect to any Asset that is a Joint Venture Asset, the Capital Expenditure Reserve shall be equal to the JV Pro Rata Share of such amount.

“Capitalized Leases” means all leases that have been or should be, in accordance with GAAP, recorded as capitalized leases.

“Capitalized Value” means, in the case of any Asset, the Adjusted Net Operating Income of such Asset divided by 6.75%.

“Cash Equivalents” means any of the following: (a) readily marketable obligations issued or directly and fully guaranteed or insured by the Government of the United States or any agency or instrumentality thereof with maturities of not greater than 360 days from the date of acquisition thereof, providedthat the full faith and credit of the Government of the United States is pledged in support thereof, (b) certificates of deposit of or time deposits with any commercial bank that is a Lender or a member of the Federal Reserve System, issues (or the parent of which issues) commercial paper rated as described in clause (c) below, is organized under the laws of the United States or any State thereof (or the District of Columbia) and has combined capital and surplus of at least $1,000,000,000, in each case with maturities of not greater than 90 days from the date of acquisition thereof, (c) commercial paper issued by any corporation organized under the laws of any State of the United States and rated at least “Prime‑1” (or the then equivalent grade) by Moody’s or “A‑1” (or the then equivalent grade) by S&P, in each case with maturities of not greater than 180 days from the date of acquisition thereof, or (d) investments classified in accordance with GAAP as current assets of the Borrower or any of its Subsidiaries, in money market investment programs registered under the Investment Company Act of 1940, which are administered by financial institutions that have the highest rating obtainable from either Moody’s or S&P, in and the portfolios of which are limited solely to Investments of the character, quality and maturity described in clauses (a), (b) and (c) hereof.

“CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time.

“CERCLIS” means the Comprehensive Environmental Response, Compensation and Liability Information System maintained by the U.S. Environmental Protection Agency.

~~“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any Law, (b) any change in any Law or in the administration, interpretation, implementation or application thereof by any Governmental Authority, or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of Law) by any Governmental Authority, including, without limitation, with respect to capital requirements.~~

“Change of Control” means the occurrence of any of the following: (a) any Person or two or more Persons acting in concert shall have acquired and shall continue to have following the date hereof beneficial ownership (within the meaning of Rule 13d‑3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934), directly or indirectly, of Voting Interests of the Parent (or other securities convertible into such Voting Interests) representing 50% or more of the combined voting power of all Voting Interests of the Parent; or (b) there is a change in the composition of the Parent’s Board of Directors over a period of 12 consecutive months (or less) such that a majority of Board members (rounded up to the nearest whole number) ceases to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board; or (c) the execution of one or more management agreements by the Parent with a third party such that the Parent becomes a so-called “externally managed REIT”; or (d) the Parent ceases to be the direct legal and beneficial owner of all of the general partnership interests in the Borrower; or (e) the Parent shall create, incur, assume or suffer to exist any Lien on the Equity Interests in the Borrower owned by it.

“Closing Date” means September 29, 2016.

“Commitment” means, with respect to any Lender at any time, the amount (whether funded or unfunded) (a) set forth opposite such Lender’s name on Schedule I hereto under the caption “Commitment” or (b) if such Lender has entered into one or more Assignment and Acceptances, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section ~~10.07~~9.07(d) as such Lender’s “Commitment”, as such amount may be reduced at or prior to such time pursuant to Section 2.05.

“Commitment Date” has the meaning specified in Section 2.17(b).

“Commitment Increase” has the meaning specified in Section 2.17(a).

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Communications” means each notice, demand, communication, information, document and other material provided for hereunder or under any other Loan Document or otherwise transmitted between the parties hereto relating to this Agreement, the other Loan Documents, any Loan Party or its Affiliates, or the transactions contemplated by this Agreement or the other Loan Documents including, without limitation, all Approved Electronic Communications.

“Conforming Changes” means, with respect to either the use or administration of Term SOFR or Daily Simple SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate”, “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions and other technical, administrative or operational matters but, for the avoidance of doubt, excluding any changes to material economic terms) that the Administrative Agent, in consultation with the Borrower, decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent, in consultation with the Borrower, determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent, in consultation with the Borrower, decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).

“Connection Income Taxes” means Other Connection Taxes imposed on or measured by net income (however denominated) or franchise Taxes or branch profits Taxes.

“Consent Request Date” has the meaning specified in Section 9.01(b).

“Consolidated” refers to the consolidation of accounts in accordance with GAAP.

“Consolidated Group” means the Borrower and the Parent, together with their Consolidated Subsidiaries.

“Contingent Obligation” means, with respect to any Person, any Obligation or arrangement of such Person to guarantee or intended to guarantee any Debt, leases, dividends or other payment Obligations (“primary obligations”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation (and without duplication) (a) the direct or indirect guarantee, endorsement (other than for collection or deposit in the ordinary course of business), co‑making, discounting with recourse or sale with recourse by such Person of the Obligation of a primary obligor, (b) the Obligation to make take‑or‑pay or similar payments, if required, regardless of nonperformance by any other party or parties to an agreement or (c) any Obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (A) for the purchase or payment of any such primary obligation or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, assets, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder), as determined by such Person in good faith, all as recorded on the balance sheet or on the footnotes to the most recent financial statements of such Person in accordance with GAAP.

“Conversion”, “Convert” and “Converted” each refer to a conversion of Advances of one Type into Advances of the other Type pursuant to Section 2.07(d), 2.07(e), 2.09 or 2.10.

“Covered Entity” has the meaning specified in Section 9.21(b).

“Covered Party” has the meaning specified in Section 9.21(a).

~~“Covered Entity” means (a) each Loan Party and each Subsidiary of a Loan Party and (b) each Person that, directly or indirectly, is in control of a Person described in clause (a) above. For purposes of this definition, control of a Person means the direct or indirect (x) ownership of, or power to vote, 25% or more of the issued and outstanding equity interests having ordinary voting power for the election of directors of such Person or other Persons performing similar functions for such Person, or (y) power to direct or cause the direction of the management and policies of such Person whether by ownership of equity interests, contract or otherwise.~~

“Customary Carve‑Out Agreement” has the meaning specified in the definition of Non‑Recourse Debt.

“Daily RFR Business Day” means, for any Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Dollars, any U.S. Government Securities Business Day.

“Daily RFR Interest Payment Date” means, with respect to each Adjusted DSS Advance, the earlier of (a) the first Business Day of each month commencing with the month immediately after the month in which the applicable Adjusted DSS Advance occurred and (b) the Maturity Date.

“Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), a rate per annum equal to SOFR for the day (such day, a “SOFR Determination Day”) that is five (5) Daily RFR Business Days prior to (A) if such SOFR Rate Day is a Daily RFR Business Day, such SOFR Rate Day or (B) if such SOFR Rate Day is not a Daily RFR Business Day, the Daily RFR Business Day immediately preceding such SOFR Rate Day, in each case as published by the SOFR Administrator on the SOFR Administrator’s Website. If Daily Simple SOFR as determined above would be less than the Floor, then Daily Simple SOFR shall be deemed to be the Floor.

If by 5:00 P.M. (Pittsburgh, Pennsylvania time) on the second (2nd) Daily RFR Business Day immediately following any SOFR Determination Day, Daily Simple SOFR in respect of such SOFR Determination Day has not been published on the SOFR Administrator’s Website and a Benchmark Replacement Date with respect to Daily Simple SOFR has not occurred, then Daily Simple SOFR for such SOFR Determination Day will be Daily Simple SOFR for the first Daily RFR Business Day preceding such SOFR Determination Day for which SOFR was published in accordance with the definition of “SOFR”; provided that SOFR determined pursuant to this sentence shall be utilized for purposes of calculation of Daily Simple SOFR for no more than three (3) consecutive SOFR Rate Days. If and when Daily Simple SOFR as determined above changes, any applicable rate of interest based on Daily Simple SOFR will change automatically without notice to the Borrower, effective on the date of any such change.

“Debt” of any Person means, without duplication for purposes of calculating financial ratios, (a) all Debt for borrowed money of such Person, (b) all Obligations of such Person for the deferred purchase price of property or services other than trade payables incurred in the ordinary course of business and not, unless subject to a Good Faith Contest, overdue by more than 60 days, (c) all Obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all Obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Obligations of such Person as lessee under Capitalized Leases, (f) all Obligations of such Person under acceptance, letter of credit or similar facilities, (g) all Obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment (but excluding for the avoidance of doubt (i) regular quarterly dividends and (ii) special year‑end dividends made in connection with maintaining the Parent’s status as a REIT) in respect of any Equity Interests in such Person or any other Person (other than Preferred Interests that are issued by any Loan Party or Subsidiary thereof and classified as either equity or minority interests pursuant to GAAP) or any warrants, rights or options to acquire such Equity Interests, (h) all Obligations of such Person in respect of Hedge Agreements, valued at the Agreement Value thereof, (i) all Contingent Obligations of such Person with respect to Debt for borrowed money and (j) all indebtedness and other payment Obligations referred to in clauses (a) through (i) above of another Person secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness or other payment Obligations (valued, in the case of any such Debt as to which recourse for the payment thereof is expressly limited to the property or assets on which such Lien is granted, at the lesser of (1) the stated or determinable amount of the Debt that is so secured or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) and (2) the fair market value of such property or assets); provided, however, that in the case of the Parent and its Subsidiaries, “Debt” shall also include, without duplication, the JV Pro Rata Share of Debt for each Joint Venture; provided further that (i) for purposes of computing the Leverage Ratio, the Secured Leverage Ratio and the Unsecured Leverage Ratio, “Debt” shall be deemed to exclude redeemable preferred equity interests issued as trust preferred securities by the Parent and the Borrower to the extent the same are by their terms subordinated to the Facility and not redeemable until after the Maturity Date, as extended from time to time and (ii) “Debt” shall be deemed to exclude Debt of any Unrestricted Subsidiary for all purposes hereunder.

“Debt Rating” means, as of any date, with respect to either Moody’s or S&P, the most recent credit rating assigned to the senior, unsecured, non‑credit enhanced, long‑term debt of the Parent issued by such rating agency prior to such date; provided, however, that (a) if the Debt Ratings issued by Moody’s and S&P differ and such difference is less than two levels, the higher of such Debt Ratings shall apply and (b) if the Debt Ratings issued by Moody’s and S&P differ and such difference is two or more levels, the Debt Rating one level below the higher of such Debt Ratings shall apply. At any time, if either of Moody’s or S&P shall no longer perform the functions of a securities rating agency, then (x) the Borrower and the Administrative Agent shall promptly negotiate in good faith to agree upon a substitute rating agency or agencies (and to correlate the system of ratings of each substitute rating agency with that of the rating agency being replaced), and (y) pending such amendment, (i) the Debt Rating of the other rating agency described herein, if one has been provided, shall continue to apply and (ii) if such Debt Rating is one of the ratings identified in the definition of “Investment Grade Rating”, then the Borrower or the Parent (as applicable) will be deemed to have achieved an Investment Grade Rating during such time.

“Default” means any Event of Default or any event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

“Default Right” has the meaning specified in Section 9.21(b).

“Defaulting Lender” means, subject to Section 2.18(d), (i) any Lender that has failed for two or more Business Days to comply with its obligations under this Agreement to make an Advance or any other payment, in each case when due hereunder (each, a “funding obligation”), unless such Lender has notified the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding has not been satisfied (which conditions precedent, together with the applicable default, if any, shall be specifically identified in such notice), (ii) any Lender that has notified the Administrative Agent or the Borrower in writing, or has stated publicly, that it does not intend to comply with its funding obligations hereunder, unless such writing or statement states that such position is based on such Lender’s determination that one or more conditions precedent to funding cannot be satisfied (which conditions precedent, together with the applicable default, if any, shall be specifically identified in such notice or public statement), (iii) any Lender that has, for three or more Business Days after written request of the Administrative Agent or the Borrower, failed to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender will cease to be a Defaulting Lender pursuant to this clause (iii) upon the Administrative Agent’s and the Borrower’s receipt of such written confirmation), (iv) any Lender with respect to which a Lender Insolvency Event has occurred and is continuing with respect to such Lender or its Parent Company or (v) any Lender with respect to which such Lender or its Parent Company has become the subject of a Bail-In Action, provided that in each case, neither the reallocation of funding obligations provided for in Section 2.18(b) as a result of a Lender’s being a Defaulting Lender nor the performance by Non‑Defaulting Lenders of such reallocated funding obligations will by themselves cause the relevant Defaulting Lender to become a Non‑Defaulting Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any of clauses (i) through (v) above will be conclusive and binding absent manifest error, and such Lender will be deemed to be a Defaulting Lender (subject to Section 2.18(d)) upon notification of such determination by the Administrative Agent to the Borrower and the Lenders.

“Delayed Draw Period” means the period commencing on the Closing Date and ending on the date occurring 180 days following the Closing Date.

“Departing Lender” has the meaning specified in Section 2.19.

“Designation Notice” has the meaning specified in Section 5.01(n).

“Development Asset” means Real Property acquired for development into an Office Asset or a Mixed Use Asset, as applicable, that, in accordance with GAAP, would be classified as a development property on a Consolidated balance sheet of the Parent and its Subsidiaries. Upon the Borrower’s written election delivered to the Administrative Agent, any Development Asset set forth in such written election shall continue to be classified as a Development Asset hereunder until the end of the four complete consecutive fiscal quarters of the Parent following the achievement of Substantial Completion with respect to such Asset, following which such Asset shall be classified as an Office Asset or a Mixed Use Asset, as applicable, hereunder.

“Dividend” means, with respect to any Person for any measurement period, that such Person has during such measurement period declared or paid a dividend or distribution or returned any equity capital to its stockholders, partners, members or other holders of its Equity Interests or authorized or made any other distribution, payment or delivery of property or cash to holders of its Equity Interests as such, or redeemed, retired, purchased or otherwise acquired, directly or indirectly, for consideration any shares of any class of its Equity Interests (or any options or warrants issued by such Person with respect to its Equity Interests), or set aside any funds for any of the foregoing purposes, or has during such measurement period permitted any of its Subsidiaries to purchase or otherwise acquire for consideration any shares of any class of the Equity Interests in such Person (or any options or warrants issued by such Person with respect to its Equity Interests); provided, however, that a dividend or distribution by such Person to the holders of one or more classes or series of its Equity Interests, shall not be deemed to be a dividend, if such dividend or distribution is payable solely in Equity Interests that are not Preferred Interests, or in rights, warrants or options to purchase such Equity Interests.

“Dividend Payout Ratio” means, at any date of determination, the ratio, expressed as a percentage, of (a) the sum of, without duplication, all Dividends paid by the Parent on account of any Equity Interests in the Parent, to (b) Funds From Operations, in each case for the fiscal quarter of the Parent most recently ended for which financial statements are required to be delivered to the Lenders pursuant to Section 5.03(b) or (c), as the case may be, multiplied by four.

“Division” and “Divide” each refer to a division of a limited liability company into two or more newly formed or existing limited liability companies pursuant to a plan of division or otherwise.

“Dollars” and the “$” each means lawful currency of the United States of America.

“Domestic Lending Office” means, with respect to any Lender, the office of such Lender specified as its “Domestic Lending Office” opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender, as the case may be, or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Administrative Agent.

“Early Release Request” has the meaning specified in Section 9.14(b).

“EBITDA” means, at any date of determination, the sum of the following items, in each case for the fiscal quarter of the Parent most recently ended for which financial statements are required to be delivered to the Lenders pursuant to Section 5.03(b) or (c), as the case may be: (a) the sum of (i) net income (or net loss) (excluding gains (or losses) from extraordinary and unusual items), (ii) interest expense, (iii) income tax expense, (iv) depreciation expense, (v) amortization expense, (vi) non-cash compensation expense as reported in the publicly filed financial statements of the Parent and (vii) to the extent subtracted in computing net income, expenses incurred in connection with non‑recurring items of the Parent and its Subsidiaries determined on a Consolidated basis and in accordance with GAAP for such recently ended fiscal quarter, plus (b) with respect to each Joint Venture, the JV Pro Rata Share of the sum of (i) net income (or net loss) (excluding gains (or losses) from extraordinary and unusual items), (ii) interest expense, (iii) income tax expense, (iv) depreciation expense, (v) amortization expense, and (vi) to the extent subtracted in computing net income of such Joint Venture, non‑recurring items, in each case of such Joint Venture determined on a Consolidated basis and in accordance with GAAP for such recently ended fiscal quarter, minus (c) the portions of the amounts calculated pursuant to clauses (a) and (b) that are attributable to any Unrestricted Subsidiary; provided, however,that for purposes of this definition, in the case of any acquisition or disposition of any direct or indirect interest in any asset (including through the acquisition or disposition of Equity Interests) by the Parent or any of its Subsidiaries (other than an Unrestricted Subsidiary) during such recently ended fiscal quarter, EBITDA will be adjusted (1) in the case of an acquisition, by adding thereto an amount equal to the acquired asset’s actual EBITDA (computed as if such asset was owned by the Parent or one of its Subsidiaries for the entirety of such recently ended fiscal quarter) generated during the portion of such recently ended fiscal quarter that such asset was not owned by the Parent or such Subsidiary, and (2) in the case of a disposition, by subtracting therefrom an amount equal to the actual EBITDA generated by the asset so disposed of during such recently ended fiscal quarter. Straight-line rent‑leveling adjustments (excluding adjustments of rental credits (i.e., free rent)) required under GAAP, and amortization of lease inducements into rental income shall be disregarded when computing EBITDA.

“ECP” means an eligible contract participant as defined in the Commodity Exchange Act.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Effective Date” means the first date on which the conditions set forth in Article III shall be satisfied.

“Eligible Assignee” means (i) a Lender; (ii) an Affiliate or Fund Affiliate of a Lender; (iii) a commercial bank organized under the laws of the United States, or any State thereof, respectively, and having, when considered together with any corporation controlling such commercial bank or the bank holding company (as defined in Federal Reserve Board Regulation Y) of such commercial bank, total combined capital and surplus of $2,500,000,000 or more; (iv) a savings and loan association or savings bank organized under the laws of the United States or any State thereof (A) that is in the business of lending money and extending credit under credit facilities similar to those extended under this Agreement, (B) that is operationally and procedurally able to meet the obligations of a Lender hereunder, and (C) that has a net worth of $500,000,000 or more; (v) a commercial bank organized under the laws of any other country that is a member of the OECD or has concluded special lending arrangements with the International Monetary Fund associated with its General Arrangements to Borrow, or a political subdivision of any such country, and having, when considered together with any corporation controlling such commercial bank or the bank holding company (as defined in Federal Reserve Board Regulation Y) of such commercial bank, total assets of $2,500,000,000 or more, so long as such bank is acting through a branch or agency located in the United States; (vi) the central bank of any country that is a member of the OECD; (vii) a finance company, insurance company or other financial institution or fund (whether a corporation, partnership, trust or other entity) having total assets of $500,000,000 or more and which meets the requirements set forth in subclauses (A) and (B) of clause (iv) above; and (viii) any other Person approved by the Administrative Agent and, unless a Default has occurred and is continuing at the time any assignment is effected pursuant to Section 9.07, approved by the Borrower, each such approval not to be unreasonably withheld, conditioned or delayed (and in the case of the Borrower, such approval shall be deemed given if not denied in writing within ten (10) Business Days following a request therefor); provided, however, that in no circumstances shall any Loan Party, any Affiliate of a Loan Party, any natural person (or holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person) or any Defaulting Lender qualify as an Eligible Assignee under this definition.

“Environmental Action” means any enforcement action, litigation, demand, demand letter, claim of liability, notice of non‑compliance or violation, notice of liability or potential liability, investigation, enforcement proceeding, consent order or consent agreement in each case of any Governmental Authority and relating in any way to any Environmental Law, any Environmental Permit or Hazardous Material or arising from alleged injury or threat to health or safety from exposure to Hazardous Materials or to the environment, including, without limitation, (a) by any governmental or regulatory authority for enforcement, cleanup, removal, response, remedial or other actions or damages and (b) by any governmental or regulatory authority or third party for damages, contribution, indemnification, cost recovery, compensation or injunctive relief.

“Environmental Law” means any Federal, state, local or foreign statute, law, ordinance, rule, regulation, code, order, writ, judgment, injunction, decree or judicial or agency interpretation, policy or guidance relating to pollution or protection of the environment, health, safety or natural resources, including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials in each case to the extent the foregoing are applicable to any Loan Party or any of their Subsidiaries or any assets of such Person.

“Environmental Permit” means any permit, approval, identification number, license or other authorization required under any Environmental Law.

“Equity Interests” means, with respect to any Person, shares of capital stock of (or other ownership or profit interests in) such Person, warrants, options or other rights for the purchase or other acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or other acquisition from such Person of such shares (or such other interests), and other ownership or profit interests in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

“ERISA Affiliate” means any Person that for purposes of Title IV of ERISA is a member of the controlled group of any Loan Party, or under common control with any Loan Party, within the meaning of Section 414 of the Internal Revenue Code.

“ERISA Event” means (a)(i) the occurrence of a reportable event, within the meaning of Section 4043 of ERISA, with respect to any Plan unless the 30‑day notice requirement with respect to such event has been waived by the PBGC or (ii) the requirements of Section 4043(b) of ERISA apply with respect to a contributing sponsor, as defined in Section 4001(a)(13) of ERISA, of a Plan, and an event described in paragraph (9), (10), (11), (12) or (13) of Section 4043(c) of ERISA is reasonably expected to occur with respect to such Plan within the following 30 days; (b) the application for a minimum funding waiver with respect to a Plan; (c) the provision by the administrator of any Plan of a notice of intent to terminate such Plan pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (d) the cessation of operations at a facility of any Loan Party or any ERISA Affiliate in the circumstances described in Section 4062(e) of ERISA; (e) the withdrawal by any Loan Party or any ERISA Affiliate from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (f) the conditions for imposition of a lien under Section 303(k) of ERISA shall have been met with respect to any Plan; or (g) the institution by the PBGC of proceedings to terminate a Plan pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that constitutes grounds for the termination of, or the appointment of a trustee to administer, such Plan.

“Erroneous Payment” has the meaning specified in Section 8.09(a).

“Erroneous Payment Deficiency Assignment” has the meaning specified in Section 8.09(d).

~~“Erroneous Payment Impacted Class” has the meaning specified in Section 8.09(d).~~

“Erroneous Payment Return Deficiency” has the meaning specified in Section 8.09(d).

“Erroneous Payment Subrogation Rights” has the meaning specified in Section 8.09(d).

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Events of Default” has the meaning specified in Section 6.01.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act at the time the Guaranty of such Guarantor or the grant of such security interest becomes effective with respect to such related Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty or security interest is or becomes illegal.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its Applicable Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in an Advance or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Advance or Commitment (other than pursuant to an assignment request by the Borrower under Section 2.19 or Section 9.01(b)) or (ii) such Lender changes its lending office except in each case to the extent that, pursuant to Section 2.12, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.12(f) and Section 2.12(g) and (d) any U.S. federal withholding Taxes imposed under FATCA.

“Existing Credit Agreement” means that certain Amended and Restated Credit Agreement dated as of June 18, 2018 between Borrower and Citibank, N.A. as administrative agent, and certain other parties thereto, as the same has been or may hereafter be, amended or otherwise modified, together with any replacement or successor credit facility that Borrower may enter into (including without limitation, any amendment and restatement of the Credit Agreement referred to above).

“Existing Credit Agreement Provisions” has the meaning specified in Section 9.01(~~d~~e).

“Existing Debt” means Debt for borrowed money of each Loan Party and its Subsidiaries outstanding immediately prior to the Closing Date.

“Existing Revolving Credit Agreement” means that certain Credit Agreement dated as of June 3, 2024 among the Borrower, the Parent, the other guarantors party thereto, the lenders party thereto and Citibank, N.A. as administrative agent, as the same has been or may hereafter be, amended or otherwise modified, together with any replacement or successor facility that Borrower may enter into (including without limitation, any amendment and restatement of the Credit Agreement referred to above).

“Extension Date” has the meaning specified in Section 2.16.

“Extension Fee” has the meaning specified in Section 2.08(d).

“Extension Request” has the meaning specified in Section 2.16.

“Facility” means, at any time, the aggregate amount of the Lenders’ Commitments and, without duplication, Advances outstanding at such time.

“Facility Exposure” means, at any time, the aggregate principal amount of all outstanding Advances.

“FATCA” means Sections 1471 through 1474 of the Internal Revenue Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretation or application thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Internal Revenue Code.

“Federal Funds Open Rate” means, for any day, the rate per annum (based on a year of 360 days and actual days elapsed) which is the daily federal funds open rate as quoted by ICAP North America, Inc. (or any successor) as set forth on the Bloomberg Screen BTMM for that day opposite the caption “OPEN” (or on such other substitute Bloomberg Screen that displays such rate), or as set forth on such other recognized electronic source used for the purpose of displaying such rate as selected by the Administrative Agent (an “Alternate Source”) (or if such rate for such day does not appear on the Bloomberg Screen BTMM (or any substitute screen) or on any Alternate Source, or if at any time, for any reason, a Bloomberg Screen BTMM (or any substitute screen) or any Alternate Source does not exist, a comparable replacement rate determined by Agent at such time (which determination is conclusive absent manifest error)); provided, however, that if such day is not a Business Day, the Federal Funds Open Rate for such day will be the “open” rate on the immediately preceding Business Day. The rate of interest charged will be adjusted as of each Business Day based on changes in the Federal Funds Open Rate without notice to the Borrower. Notwithstanding the foregoing, if the Federal Funds Open Rate as determined under any method above would be less than the Floor, such rate shall be deemed to be the Floor for purposes of this Agreement.

“Fee Letter” means any separate letter agreement executed and delivered by the Borrower or an Affiliate of the Borrower and to which the Administrative Agent or an Arranger is a party, as the same may be amended, restated or replaced from time to time.

“Fiscal Year” means a fiscal year of the Parent and its Consolidated Subsidiaries ending on December 31 in any calendar year.

“Fixed Charge Coverage Ratio” means, at any date of determination, the ratio of (a) Adjusted EBITDA, to (b) the sum of (i) interest (including capitalized interest) payable in cash on all Debt for borrowed money plus (ii) scheduled amortization of principal amounts of all Debt for borrowed money payable (not including balloon maturity amounts), in each case not attributable to an Unrestricted Subsidiary plus(iii) all cash dividends payable on any preferred Equity Interests, (which, for the avoidance of doubt, shall include preferred Equity Interests structured as trust preferred securities) and not attributable to an Unrestricted Subsidiary but excluding redemption payments or charges in connection with the redemption of preferred Equity Interests, in the case of each of clauses (a) and (b), of or by the Parent and its Consolidated Subsidiaries and in the case of clause (b), for the fiscal quarter of the Parent most recently ended for which financial statements are required to be delivered to the Lenders pursuant to Section 5.03(b) or (c), as the case may, be multiplied by four.

“Floor” means, with respect to (a) Adjusted Term SOFR, Adjusted Daily Simple SOFR and the Federal Funds Rate, zero percent (0.00%) per annum and (b) the Base Rate, one percent (1.00%) per annum.

“Foreign Lender” has the meaning specified in Section 2.12(g)(ii).

~~“Fourth Amendment Effective Date” shall mean July 23, 2021.~~

“Fund Affiliate” means, with respect to any Lender that is a fund that invests in bank loans, any other fund that invests in bank loans and is advised or managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

“Funds From Operations” means, with respect to the Parent, net income (computed in accordance with GAAP), excluding from such amount (i) gains (or losses) from sales of property and extraordinary and unusual items, (ii) the amortization of lease inducements into rental income, (iii) non-cash compensation expense as reported in the publicly filed financial statements of the Parent, (iv) to the extent subtracted in computing net income, non-recurring items of the Parent and its Subsidiaries determined on a consolidated basis and in accordance with GAAP and (v) depreciation and amortization, and after adjustments for unconsolidated Joint Ventures. Adjustments for unconsolidated Joint Ventures will be calculated to reflect funds from operations on the same basis.

“GAAP” has the meaning specified in Section 1.03.

“Good Faith Contest” means the contest of an item as to which: (a) such item is contested in good faith, by appropriate proceedings, (b) reserves that are adequate are established with respect to such contested item in accordance with GAAP (unless the applicable Borrower Parties have assets that are reasonably sufficient to satisfy such contested item, if applicable) and (c) the failure to pay or comply with such contested item during the period of such contest could not reasonably be expected to result in a Material Adverse Effect.

“Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any Federal, state, municipal, national, local or other governmental department, agency, authority, commission, instrumentality, board, bureau, regulatory body, court, central bank or other entity or officer exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra‑national bodies such as the European Union or the European Central Bank).

“Guaranteed Hedge Agreement” means any Hedge Agreement permitted under Article V that is entered into by and between any Loan Party and any Hedge Bank.

“Guaranteed Obligations” has the meaning specified in Section 7.01.

“Guarantors” has the meaning specified in the recital of parties to this Agreement.

“Guaranty” means the Guaranty by the Guarantors pursuant to Article VII, together with any and all Guaranty Supplements, if any, delivered pursuant to Section 5.01(j) or Section 7.05.

“Guaranty Supplement” means a supplement entered into by an Additional Guarantor in substantially the form of Exhibit C hereto.

“Hazardous Materials” means (a) petroleum or petroleum products, by‑products or breakdown products, radioactive materials, asbestos‑containing materials, polychlorinated biphenyls, radon gas and mold and (b) any other chemicals, materials or substances designated, classified or regulated as hazardous or toxic or as a pollutant or contaminant under any Environmental Law.

“Hedge Agreements” means interest rate swap, cap or collar agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts and other hedging agreements.

“Hedge Bank” means any Lender or an Affiliate of a Lender in its capacity as a party to a Guaranteed Hedge Agreement, but only for so long as the applicable Lender continues to be a Lender after entering into such Guaranteed Hedge Agreement; provided, however, that so long as any Lender is a Defaulting Lender, neither such Lender nor any Affiliate of such Lender will be a Hedge Bank with respect to any Hedge Agreement.

“Increase Date” has the meaning specified in Section 2.17(a).

“Increasing Lender” has the meaning specified in Section 2.17(d).

“Indemnified Costs” has the meaning specified in Section 8.05(a).

“Indemnified Party” has the meaning specified in Section 7.06(a).

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any Obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.

“Information” has the meaning specified in Section 9.13.

“Initial Borrowing” means the initial Borrowing hereunder pursuant to Section 2.01.

“Initial Lenders” has the meaning specified in the recital of parties to this Agreement.

“Insufficiency” means, with respect to any Plan, the amount, if any, of its unfunded benefit liabilities, as defined in Section 4001(a)(18) of ERISA.

“Intellectual Property” has the meaning specified in Section 4.01(aa).

“Interest Period” means, for each Adjusted Term SOFR Advance comprising part of the same Borrowing, the period commencing on the date of such Adjusted Term SOFR Advance or the date of the Conversion of any Base Rate Advance into such Adjusted Term SOFR Advance, and ending on the last day of the period selected by the Borrower pursuant to the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Borrower pursuant to the provisions below. The duration of each such Interest Period shall be one, three or six months; in each case subject to availability and as the Borrower may, upon notice received by the Administrative Agent not later than 12:00 Noon (New York City time) on the third Business Day prior to the first day of such Interest Period, select; provided, however, that:

a)
the Borrower may not select any Interest Period with respect to any Adjusted Term SOFR Advance that ends after the Maturity Date;
b)
whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day; provided, however, that if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day; and
c)
whenever the first day of any Interest Period occurs on a day of an initial calendar month for which there is no numerically corresponding day in the calendar month that succeeds such initial calendar month by the number of months equal to the number of months in such Interest Period, such Interest Period shall end on the last Business Day of such succeeding calendar month.

“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

“Investment” means, with respect to any Person, any acquisition or investment (whether or not of a controlling interest) by such Person, by means of any of the following: (a) the purchase or other acquisition of any Equity Interest in another Person, (b) a loan, advance or extension of credit to, capital contribution to, guaranty of Debt of, or purchase or other acquisition of any Debt of, another Person, including any partnership or joint venture interest in such other Person, (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute the business or a division or operating unit of another Person, or (d) the purchase or other acquisition of any Real Property. Except as expressly provided otherwise, for purposes of determining compliance with any covenant contained in a Loan Document, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

“Investment Grade Rating” shall mean a Debt Rating of BBB‑ or better from S&P or a Debt Rating of Baa3 or better from Moody’s.

“Joint Venture” means any joint venture or other Person (a) in which the Parent or any of its Subsidiaries holds any Equity Interest, (b) that is not a wholly-owned Subsidiary (directly or indirectly) of the Parent and (c) the accounts of which would not appear on the Consolidated financial statements of the Parent.

“Joint Venture Assets” means, with respect to any Joint Venture at any time, the assets owned by such Joint Venture at such time.

“JV Pro Rata Share” means, with respect to any Joint Venture (other than a Joint Venture held by an Unrestricted Subsidiary) at any time, the fraction, expressed as a percentage, obtained by dividing (a) the total book value of all Equity Interests in such Joint Venture directly or indirectly held by the Parent and any of its Wholly-Owned Subsidiaries by (b) the total book value of all outstanding Equity Interests in such Joint Venture at such time.

~~“Law” means any law(s) (including common law), constitution, statute, treaty, regulation, rule, ordinance, opinion, issued guidance, release, ruling, order, executive order, injunction, writ, decree, bond, judgment, authorization or approval, lien or award of or any settlement arrangement, by agreement, consent or otherwise, with any Governmental Authority, foreign or domestic.~~

“Lender Insolvency Event” means that, other than in connection with an Undisclosed Administration, (i) the Lender or its Parent Company is insolvent, or is generally unable to pay its debts as they become due, or admits in writing its inability to pay its debts as they become due, or makes a general assignment for the benefit of its creditors, (ii) such Lender or its Parent Company is the subject of a bankruptcy, insolvency, reorganization, liquidation or similar proceeding, or a receiver, trustee, conservator, intervenor or sequestrator or the like has been appointed for such Lender or its Parent Company, or such Lender or its Parent Company has taken any action in furtherance of or indicating its consent to or acquiescence in any such proceeding or appointment, or (iii) such Lender or its Parent Company has become the subject of a Bail-In Action. Notwithstanding the above, a Lender Insolvency Event shall not occur solely by virtue of the ownership or acquisition of any Equity Interest in the applicable Lender or any direct or indirect Parent Company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender.

“Lenders” means the Initial Lenders, each Acceding Lender that shall become a party hereto pursuant to Section 2.17 and each Person that shall become a Lender hereunder pursuant to Section 9.07 for so long as such Initial Lender, Acceding Lender or Person, as the case may be, shall be a party to this Agreement.

“Leverage Increase Period” has the meaning specified in Section 5.04(a)(i).

“Leverage Ratio” means, at any date of determination, the ratio, expressed as a percentage, of (a) Total Debt of the Parent and its Subsidiaries less the amount by which the aggregate Unrestricted Cash and Cash Equivalents of the Parent and its Subsidiaries at such time exceeds $10,000,000 to (b) Total Asset Value.

“Lien” means any lien, security interest or other charge or encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property. For the avoidance of doubt, limitations on the ability of the Parent or any Subsidiary thereof to transfer property to the Parent, Borrower or any Subsidiary of either of them contained in documentation evidencing or governing Pari Passu Obligations, which limitations are not, taken as a whole, materially more restrictive than those contained in Section 5.02(n), shall not constitute a Lien.

“Loan Documents” means (a) this Agreement, (b) the Notes, (c) the Fee Letter, (d) each Guaranty Supplement, (e) each Guaranteed Hedge Agreement and (f) each other document or instrument now or hereafter executed and delivered by a Loan Party in connection with, pursuant to or relating to this Agreement, in each case, as amended.

“Loan Parties” means the Parent, the Borrower and the Guarantors.

“Management Fee Adjustment” means, with respect to any Asset for any fiscal period, the amount, if any, by which (i) two percent (2.0%) of all rental and other income from the operation of such Asset multiplied by four exceeds (ii) all actual management fees payable in respect of such Asset multiplied by four.

“Margin Stock” has the meaning specified in Regulation U.

“Material Acquisition” means the acquisition by the Borrower directly or indirectly through any Restricted Subsidiary or by any of its Restricted Subsidiaries, in a single transaction or in a series of related transactions, of any of (a) all or any substantial portion of the property of, or a line of business or division of, or any other property of, another Person, (b) one or more properties from another Person, or (c) at least a majority of the voting Equity Interests of another Person, in any such case whether or not involving a merger or consolidation with such other Person or a Division of such Person, in which the value of the assets acquired in such acquisition is greater than or equal to 5% of Total Asset Value at such time.

“Material Adverse Change” means a material adverse change in the business, condition (financial or otherwise), results of operations or prospects of the Parent and its Restricted Subsidiaries, taken as a whole.

“Material Adverse Effect” means a material adverse effect on (a) the business, condition (financial or otherwise) or operations of the Parent and its Restricted Subsidiaries, taken as a whole, (b) the validity or enforceability of any of the Loan Documents or (c) the ability of the Borrower, the Parent or the Guarantors taken as a whole to perform their Obligations under any Loan Document to which it is or is to be a party.

“Material Contract” means each Qualified Ground Lease and each other contract that is material to the business, condition (financial or otherwise), operations, performance, properties or prospects of the Parent and its Subsidiaries, taken as a whole.

“Material Debt” means (a) Debt for borrowed money that is recourse to the Borrower or the Parent that is outstanding in a principal amount of $50,000,000 or more, (b) Debt under any Hedge Agreement having an Agreement Value of $50,000,000 or more, or (c) only prior to the date that the Borrower or the Parent achieves an Investment Grade Rating and the Borrower has made a Ratings Grid Election, any other Debt for borrowed money of any Loan Party or any Subsidiary of a Loan Party that is outstanding in a principal amount of $100,000,000 or more or Debt under any Hedge Agreement having an Agreement Value of $100,000,000 or more; in each case (i) whether the subject of one or more separate debt instruments or agreements, and (ii) exclusive of Debt outstanding under this Agreement. For the avoidance of doubt, Material Debt may include Refinancing Debt to the extent comprising Material Debt as defined herein.

“Material Litigation” has the meaning specified in Section 3.01(e).

“Maturity Date” means the earliest to occur of (a) January ~~28~~8, ~~2025~~2028, as such date may be extended pursuant to Section 2.16, (b) the date of termination of all of the Commitments by the Borrower pursuant to Section 2.05 ~~or~~which will occur concurrently with the payment in full of the Facility and(c) the date of termination ~~of all~~ of the Commitments pursuant to Section 6.01.

“Maximum Rate” means the maximum non-usurious interest rate under applicable law.

“Mixed Use Asset” means Real Property and related personal property that operates or is intended to operate as a mixed-use building that includes, without limitation, an office component. For the avoidance of doubt, (a) Development Assets shall not be classified as Mixed Use Assets hereunder until the date indicated in the last sentence of the definition of Development Asset herein, and (b) Redevelopment Assets shall not be classified as Mixed Use Assets hereunder until the date indicated in the last sentence of the definition of Redevelopment Asset herein.

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

“Multiemployer Plan” means a multiemployer plan, as defined in Section 4001(a)(3) of ERISA, to which any Loan Party or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

“Multiple Employer Plan” means a Single Employer Plan that (a) is maintained for employees of any Loan Party or any ERISA Affiliate and at least one Person other than the Loan Parties and the ERISA Affiliates or (b) was so maintained and in respect of which any Loan Party or any ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

“Necessary Borrower Party” means any Borrower Party that, at the time of any applicable determination, both (x) owns an Unencumbered Asset that has not been designated as a non-Unencumbered Asset in accordance with Section 5.01(j) and (y) is not then the subject of an Early Release Request in accordance with Section 9.14. For the avoidance of doubt, the Parent is not a Necessary Borrower Party.

“Negative Pledge” means, with respect to a given asset, any provision of any agreement (other than any Loan Document) that prohibits or purports to prohibit the creation or assumption of any Lien on such asset as security for Debt of the Person owning such asset or any other Person; provided, however, that neither (a) any agreement that conditions a Person’s ability to encumber its assets upon the maintenance of one or more specified ratios that limit such Person’s ability to encumber its assets but that do not generally prohibit the encumbrance of its assets, or the encumbrance of specific assets nor (b) any provision in any agreement governing Unsecured Debt generally prohibiting the encumbrance of assets (exclusive of any outright prohibition on the encumbrance of particular Unencumbered Assets) shall constitute a Negative Pledge so long as such provision is generally consistent with a comparable provision of the Loan Documents.

“Net Operating Income” means (a) with respect to any Asset other than a Joint Venture Asset, (i) the total rental revenue and other income from the operation of such Asset for the fiscal quarter of the Parent most recently endedfor which financial statements are required to be delivered to the Lenders pursuant to Section 5.03(b) or (c), as the case may be, minus (ii) all expenses and other proper charges incurred in connection with the operation and maintenance of such Asset for the fiscal quarter of the Parent most recently ended for which financial statements are required to be delivered to the Lenders pursuant to Section 5.03(b) or (c), as the case may be, including management fees, repairs, real estate and chattel taxes and bad debt expenses, but before payment or provision for debt service charges, income taxes and depreciation, amortization and other non‑cash expenses, all as determined in accordance with GAAP, and (b) with respect to any Joint Venture Asset, (i) the JV Pro Rata Share of the total rental revenue and other income from the operation of such Asset for the fiscal quarter of the Parent most recently endedfor which financial statements are required to be delivered to the Lenders pursuant to Section 5.03(b) or (c), as the case may be, minus (ii) the JV Pro Rata Share of all expenses and other proper charges incurred by the applicable Joint Venture in connection with the operation and maintenance of such Asset for the fiscal quarter of the Parent most recently endedfor which financial statements are required to be delivered to the Lenders pursuant to Section 5.03(b) or (c), as the case may be, including management fees, repairs, real estate and chattel taxes and bad debt expenses, but before payment or provision for debt service charges, income taxes and depreciation, amortization and other non‑cash expenses, all as determined in accordance with GAAP; provided, however, that for purposes of this definition, in the case of any acquisition or disposition of any direct or indirect interest in any Asset (including through the acquisition or disposition of Equity Interests) by the Parent or any of its Subsidiaries during such most recently ended fiscal quarter, Net Operating Income will be adjusted (1) in the case of an acquisition, by adding thereto an amount equal to the acquired Asset’s actual Net Operating Income (computed as if such Asset was owned by the Parent or one of its Subsidiaries for the entirety of such most recently ended fiscal quarter) generated during the portion of such fiscal quarter that such Asset was not owned by the Parent or such Subsidiary, and (2) in the case of a disposition, by subtracting therefrom an amount equal to the actual Net Operating Income generated by the Asset so disposed of during such fiscal quarter. Straight line rent leveling adjustments (excluding adjustments for rental credits (i.e., free rent)) required under GAAP, and amortization of lease inducements into rental income, shall be disregarded in determinations of rents and other revenues in clause (a)(i) above.

“Non‑Consenting Lender” has the meaning specified in Section 9.01(b).

“Non‑Defaulting Lender” means, at any time, a Lender that is not a Defaulting Lender or a Potential Defaulting Lender.

“Non‑Recourse Debt” means Debt for borrowed money with respect to which recourse for payment is limited to (a) any building(s) or parcel(s) of real property and any related assets encumbered by a Lien securing such Debt for borrowed money and/or (b) (i) the general credit of the Property‑Level Subsidiary that has incurred such Debt for borrowed money, and/or the direct Equity Interests therein and/or (ii) the general credit of the immediate parent entity of such Property‑Level Subsidiary, provided that such parent entity’s assets consist solely of Equity Interests in such Property‑Level Subsidiary, it being understood that the instruments governing such Debt may include customary carve‑outs to such limited recourse (any such customary carve‑outs or agreements limited to such customary carve‑outs, being a “Customary Carve‑Out Agreement”) such as, for example, personal recourse to the Parent or any Subsidiary of the Parent for fraud, misrepresentation, misapplication or misappropriation of cash, waste, environmental claims, damage to properties, non‑payment of taxes or other liens despite the existence of sufficient cash flow, interference with the enforcement of loan documents upon maturity or acceleration, voluntary or involuntary bankruptcy filings, violation of loan document prohibitions against transfer of properties or ownership interests therein and liabilities and other circumstances customarily excluded by lenders (or by the applicable lender in respect of such Debt) from exculpation provisions and/or included in separate indemnification and/or guaranty agreements in non‑recourse financings of real estate (including, without limitation, environmental indemnification agreements).

“Note” means a promissory note of the Borrower payable to the order of any Lender, in substantially the form~~, as applicable,~~  of Exhibit A hereto evidencing the aggregate indebtedness of the Borrower to such Lender resulting from the Advances made by such Lender, in each case as such instrument may be amended, modified, renewed, restated, replaced or extended from time to time.

“Notice of Borrowing” has the meaning specified in Section 2.02(a).

“NPL” means the National Priorities List under CERCLA.

“Obligation” means, with respect to any Person, any payment, performance or other obligation of such Person of any kind, including, without limitation, any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 6.01(f). Without limiting the generality of the foregoing, the Obligations of any Loan Party under the Loan Documents include (a) the obligation to pay principal, interest, charges, expenses, fees, attorneys’ fees and disbursements, indemnities and other amounts payable by such Loan Party under any Loan Document and (b) the obligation of such Loan Party to reimburse any amount in respect of any of the foregoing that any Lender, in its sole discretion, may elect to pay or advance on behalf of such Loan Party in accordance with the Loan Documents; provided, however, that in no event shall the Obligations of the Loan Parties under the Loan Documents include any Excluded Swap Obligations. For the avoidance of doubt, the Obligation of any Lender ~~Party~~ or other Person that has received an Erroneous Payment (or any portion thereof) shall include the obligation of such Lender ~~Party~~ or other Person to pay any corresponding Erroneous Payment Return Deficiency pursuant to Section 8.09(d) and any Erroneous Payment Subrogation Rights pursuant to Section 8.09(d).

“OECD” means the Organization for Economic Cooperation and Development.

“OFAC” has the meaning specified in Section 4.01(x).

“Office Asset” means Real Property and related personal property (other than any Joint Venture Asset) that operates or is intended to be operated as an office building, including, without limitation, courthouses. For the avoidance of doubt, (a) Development Assets shall not be classified as Office Assets hereunder until the date indicated in the last sentence of the definition of Development Asset herein, (b) Redevelopment Assets shall not be classified as Office Assets hereunder until the date indicated in the last sentence of the definition of Redevelopment Asset herein and (c) Office Assets may include components (including, without limitation, retail and parking) that are ancillary to the use of the building as an office building.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed any Obligation under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or pledged or assigned or granted an interest in any Advance or Loan Document).

“Other Taxes” means all present or future stamp, court or documentary, excise, property, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement, recordation, filing or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.19 or Section 9.01(b)).

“Parent” has the meaning specified in the recital of parties to this Agreement.

“Parent Company” means, with respect to a Lender, the bank holding company (as defined in Federal Reserve Board Regulation Y), if any, of such Lender, and/or any Person owning, beneficially or of record, directly or indirectly, a majority of the shares of such Lender.

“Pari Passu Obligations” means Unsecured Debt (exclusive of the Obligations of any Loan Party under the Loan Documents) of any Borrower Party owing to Persons that are not Loan Parties.

“Participant” has the meaning specified in Section 9.07(g).

“Participant Register” has the meaning specified in Section 9.07(g).

“Patriot Act” ~~has the meaning specified in Section 9.15~~means the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), as amended.

“Payment Recipient” has the meaning specified in Section 8.09(a).

“PBGC” means the Pension Benefit Guaranty Corporation (or any successor).

“Periodic Term SOFR Determination Day” has the meaning set forth in the definition of Term SOFR.

“Permitted Liens” means each of the following: (a) Liens for taxes, assessments and governmental charges or levies that are (i) not yet due and delinquent or thereafter can be paid without penalty, or (ii) the subject of a Good Faith Contest, or (iii) on an asset whose contribution to Total Asset Value is either less than the outstanding principal balance of Secured Debt encumbering such asset or does not exceed such principal balance by more than five percent (5%) (it being agreed, however, that in such case, for so long as such Lien described in this clause (a)(iii) exists, the Asset Value of such asset (and any other asset owned by the same Subsidiary) shall be deemed to be zero); (b) Liens imposed by law, such as materialmen’s, mechanics’, carriers’, workmen’s and repairmen’s Liens and other similar Liens arising in the ordinary course of business securing payment of obligations that are not overdue for a period of more than 60 days or are the subject of a Good Faith Contest; provided, however, that if any Lien described in this clause (b) materially and adversely affects the use of the asset to which such Lien relates, the Asset Value of such asset shall be deemed to be zero; (c) pledges or deposits to secure obligations under workers’ compensation or unemployment laws or similar legislation or to secure public or statutory obligations; (d) easements, zoning restrictions, rights of way and other encumbrances on title to real property that do not render title to the property encumbered thereby unmarketable or materially adversely affect the use or value of such property in the business of the Borrower and its Subsidiaries; (e) Tenancy Leases; (f) deposits to secure trade contracts (other than for Debt), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business; and (g) provisions contained in documentation evidencing or governing Pari Passu Obligations which provisions require that Pari Passu Obligations be secured on an “equal and ratable basis” to the extent that the Obligations are secured.

“Person” means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

“Plan” means a Single Employer Plan or a Multiple Employer Plan.

“PNC” has the meaning specified in the recital of parties to this Agreement.

“PNCCM” has the meaning specified in the recital of parties to this Agreement.

“Post Petition Interest” has the meaning specified in Section 7.07(b).

“Potential Defaulting Lender” means, at any time, (i) any Lender with respect to which an event of the kind referred to in the definition of “Lender Insolvency Event” has occurred and is continuing in respect of any Subsidiary of such Lender, (ii) any Lender that has notified, or whose Parent Company or a Subsidiary thereof has notified, the Administrative Agent or the Borrower in writing, or has stated publicly, that it does not intend to comply with its funding obligations under any other loan agreement or credit agreement or other similar agreement, unless such writing or statement states that such position is based on such Lender’s determination that one or more conditions precedent to funding cannot be satisfied (which conditions precedent, together with the applicable default, if any, will be specifically identified in such writing or public statement), or (iii) any Lender that has, or whose Parent Company has, a non‑investment grade rating from Moody’s or S&P or another nationally recognized rating agency. Any determination by the Administrative Agent that a Lender is a Potential Defaulting Lender under any of clauses (i) through (iii) above will be conclusive and binding absent manifest error, and such Lender will be deemed a Potential Defaulting Lender (subject to Section 2.18(d)) upon notification of such determination by the Administrative Agent to the Borrower and the Lenders.

“Preferred Interests” means, with respect to any Person, Equity Interests issued by such Person that are entitled to a preference or priority over any other Equity Interests issued by such Person upon any distribution of such Person’s property and assets, whether by dividend or upon liquidation.

“Prepayment Premium” means an amount equal to (a) 2.00% of the amount of any voluntary prepayments of principal on Advances made hereunder during the period from the Closing Date through and including September 29, 2017, (b) 1.00% of the amount of any voluntary prepayments of principal on Advances made hereunder during the period from (but excluding) September 29, 2017 through and including September 29, 2018 and (c) zero ($0) with respect to any prepayment of principal on Advances made at any time after September 29, 2018.

“Principal Office” means the main banking office of the Administrative Agent in Pittsburgh, Pennsylvania, or such other office located in the United States designated by the Administrative Agent.

“Property‑Level Subsidiary” means any Subsidiary of the Borrower or any Joint Venture that holds a direct fee or leasehold interest in any single building (or group of related buildings, including, without limitation, buildings pooled for purposes of a Non‑Recourse Debt financing) or parcel (or group of related parcels, including, without limitation, parcels pooled for purposes of a Non‑Recourse Debt financing) of real property and related assets and not in any other building or parcel of real property.

“Proposed Increased Commitment” has the meaning specified in Section 2.17(b).

“Proposed Modification” has the meaning specified in Section 9.01(~~d~~e).

“Pro Rata Share” of any amount means, with respect to any Lender at any time, the product of such amount times a fraction the numerator of which is the aggregate amount of such Lender’s Advances outstanding at such time and the denominator of which is the aggregate Facility Exposure at such time.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“QFC” has the meaning specified in Section 9.21(b).

“QFC Credit Support” has the meaning specified in Section 9.21.

“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Guarantor that has total assets exceeding $10,000,000 at the time such Swap Obligation is incurred or such other Person as constitutes an ECP under the Commodity Exchange Act or any regulations promulgated thereunder.

“Qualified Ground Lease” means a ground lease of Real Property containing the following terms and conditions: (a) a remaining term (inclusive of any unexercised extension options as to which there are no unsatisfied conditions precedent, other than the giving of notice of exercise) of 30 years or more from the Closing Date; (b) the right of the lessee to mortgage and encumber its interest in the leased property without the consent of the lessor; (c) the obligation of the lessor to give the holder of any mortgage Lien on such leased property written notice of any defaults on the part of the lessee and agreement of such lessor that such lease will not be terminated until such holder has had a reasonable opportunity to cure or complete foreclosures, and fails to do so; (d) reasonable transferability of the lessee’s interest under such lease, including the ability to sublease;

and (e) such other rights customarily required by mortgagees making a loan secured by the interest of the holder of a leasehold estate demised pursuant to a ground lease.

“Ratings Grid Election” has the meaning specified in the definition of “Applicable Margin”.

“Real Property” means all right, title and interest of the Borrower and each of its Subsidiaries in and to any land and any improvements and fixtures located thereon.

“Recipient” means (a) the Administrative Agent or (b) any Lender.

“Recourse Debt” means Debt (excluding Non-Recourse Debt) for which the Parent or any of its Subsidiaries (other than a Property-Level Subsidiary that is not a Loan Party or the owner of an Unencumbered Asset) has personal or recourse liability in whole or in part, exclusive of any such Debt for which such personal or recourse liability is limited to obligations under debt instruments that include Customary Carve‑Out Agreements and limited obligation guaranties, provided, however, to the extent a claim shall have been made under such Customary Carve‑Out Agreements or limited obligation guaranties as to which the Parent or any of its Subsidiaries, as applicable, has taken reserves in accordance with GAAP, the amount of such reserves shall be included in the amount of Recourse Debt.

“Redevelopment Asset” means an Asset which either (i) has been acquired with a view toward renovating or rehabilitating such Asset, or (ii) the Borrower or a Subsidiary thereof intends to renovate or rehabilitate. Upon the Borrower’s written election delivered to the Administrative Agent, any Redevelopment Asset set forth in such written election shall continue to be classified as a Redevelopment Asset hereunder until the end of the four complete consecutive fiscal quarters of the Parent following the achievement of Substantial Completion with respect to such Asset, following which such Asset shall be classified as an Office Asset or a Mixed Use Asset, as applicable, hereunder.

“Refinancing Debt” means, with respect to any Debt for borrowed money, any Debt for borrowed money extending the maturity of, or refunding or refinancing, in whole or in part, such Debt for borrowed money, provided that (a) the terms of any Refinancing Debt, and of any agreement entered into and of any instrument issued in connection therewith, (i) do not provide for any Lien on any Unencumbered Assets, and (ii) are not otherwise prohibited by the Loan Documents, (b) the principal amount of such Debt shall not exceed the principal amount of the Debt being extended, refunded or refinanced plus the amount of any applicable premium and expenses, and (c) the other material terms, taken as a whole, of any such Debt are no less favorable in any material respect to the Loan Parties or the Lenders than the terms governing the Debt being extended, refunded or refinanced.

“Register” has the meaning specified in Section 9.07(d).

“Regulation U” means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

“REIT” means a Person that is qualified to be treated for tax purposes as a real estate investment trust under Sections 856‑860 of the Internal Revenue Code.

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Persons and of such Person’s Affiliates.

“Release Event” has the meaning specified in Section 9.14(a).

“Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto.

“Replacement Lender” means an Eligible Assignee designated by the Borrower and approved by the Administrative Agent (such approval not to be unreasonably withheld, conditioned or delayed).

~~“Reportable Compliance Event” means that any Covered Entity becomes a Sanctioned Person, or is charged by indictment, criminal complaint or similar charging instrument, arraigned, or custodially detained in connection with any Anti-Terrorism Law or any predicate crime to any Anti-Terrorism Law, or has knowledge of facts or circumstances to the effect that it is reasonably likely that any aspect of its operations is in actual or probable violation of any Anti-Terrorism Law.~~

“Required Lenders” means, at any time, Lenders holding greater than 50% of the aggregate Commitments (whether funded or unfunded) at such time; provided, however, that at all times when there are two or more Lenders holding Commitments, “Required Lenders” must include two or more Lenders; provided further that the Commitments held by any then-current Defaulting Lender shall be subtracted from the aggregate Commitments for the purpose of calculating the Required Lenders at such time as provided in Section 9.01(c).

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Responsible Officer” means, with respect to any Loan Party, any officer of, or any officer of any general partner or managing member of, such Loan Party, which Officer has (a) responsibility for performing the underlying function that is the subject of the action required of such officer hereunder, or (b) supervisory responsibility for such an officer.

“Restricted Payments” means, in the case of any Person, to declare or pay any dividends, purchase, redeem, retire, defease or otherwise acquire for value any of its Equity Interests now or hereafter outstanding, return any capital to its stockholders, partners or members (or the equivalent Persons thereof) as such, or to make any distribution of assets, Equity Interests, obligations or securities to its stockholders, partners or members (or the equivalent Persons thereof) as such (including, in each case, by way of a Division), except for (i) any purchase, redemption or other acquisition of Equity Interests with the proceeds of issuances of new common Equity Interests occurring not more than one year prior to such purchase, redemption or other acquisition and (ii) non‑cash payments in connection with employee, trustee and director stock option plans or similar incentive arrangements.

“Restricted Subsidiary” shall mean each Subsidiary of the Parent that is not an Unrestricted Subsidiary.

“RFR” means, for any Obligations, interest, fees, commissions or other amounts denominated or calculated in Dollars, Daily Simple SOFR.

“S&P” means S&P Global Ratings, a division of S&P Global Inc., and any successor thereto.

“Sale and Leaseback Transaction” shall mean any arrangement with any Person providing for the leasing by the Borrower or any of its Subsidiaries of any Real Property that has been sold or transferred or is to be sold or transferred by the Borrower or such Subsidiary, as the case may be, to such Person.

“Sanctions” has the meaning set forth in Section 4.01(x).

~~“Sanctioned Country” means a country subject to a sanctions program maintained under any Anti-Terrorism Law.~~

~~“Sanctioned Person” means any individual person, group, regime, entity or thing listed or otherwise recognized as a specially designated, prohibited, sanctioned or debarred person, group, regime, entity or thing, or subject to any limitations or prohibitions (including but not limited to the blocking of property or rejection of transactions), under any Anti-Terrorism Law.~~

“Sarbanes‑Oxley” means the Sarbanes‑Oxley Act of 2002, as amended.

“Secured Debt” means, at any date of determination, all Debt which is secured by a Lien on the assets of the Parent or any of its Subsidiaries (without regard to whether such Debt is Recourse Debt), as at the end of the most recently ended fiscal quarter of the Parent for which financial statements are required to be delivered to the Lenders pursuant to Section 5.03(b) or (c), as the case may be.

“Secured Debt Leverage Ratio” means, at any date of determination, the ratio, expressed as a percentage, of (a) Secured Debt of the Parent and its Subsidiaries less the amount by which the aggregate Unrestricted Cash and Cash Equivalents of the Parent and its Subsidiaries at such time exceeds $10,000,000 (the “Secured Debt Leverage Ratio Adjustment”) to (b) Total Asset Value; providedthat for purposes of clause (a), Unrestricted Cash and Cash Equivalents shall be adjusted to deduct therefrom any Unrestricted Cash and Cash Equivalents used to determine the Unsecured Leverage Ratio Adjustment.

“Secured Debt Leverage Ratio Adjustment” has the meaning specified in the definition of Secured Debt Leverage Ratio.

“Securities Act” means the Securities Act of 1933, as amended to the date hereof and from time to time hereafter, and any successor statute.

“Securities Exchange Act” means the Securities Exchange Act of 1934, as amended to the date hereof and from time to time hereafter, and any successor statute.

“Senior Financing Loan Documents” means the loan documents relating to any Senior Financing Transaction.

“Senior Financing Transaction” means a financing transaction (including, without limitation, the financing ~~transaction~~transactionspursuant to the Existing Credit Agreement and Existing Revolving Credit Agreement) in which senior Unsecured Debt or senior Secured Debt (other than Debt under Customary Carveout Agreements) is the obligation of any Loan Party. For the avoidance of doubt, subject to Section 5.02(p) and Section 9.14(a), any Restricted Subsidiary of the Parent and/or the Borrower may be an obligor with respect to such financing transaction.

“Single Employer Plan” means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of any Loan Party or any ERISA Affiliate and no Person other than the Loan Parties and the ERISA Affiliates or (b) was so maintained and in respect of which any Loan Party or any ERISA Affiliate could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

“SOFR” means a rate per annum equal to the secured overnight financing rate for the applicable Business Day published by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate) on the SOFR Administrator’s Website.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“SOFR Administrator’s Website” means the SOFR Administrator’s website, currently at http://www.newyorkfed.org (or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time).

“SOFR Determination Day” has the meaning specified in the definition of Daily Simple SOFR.

“SOFR Lending Office” means, with respect to any Lender ~~Party~~, the office of such Lender ~~Party~~ specified as its “SOFR Lending Office” opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender ~~Party~~ (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender ~~Party~~ which such Lender ~~Party~~ may from time to time specify to the Borrower and the Administrative Agent.

“SOFR Rate Day” has the meaning specified in the definition of “Daily Simple SOFR”.

“Solvent” means, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person, on a going‑concern basis, is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person, on a going‑concern basis, is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time (including, without limitation, after taking into account appropriate discount factors for the present value of future contingent liabilities), represents the amount that can reasonably be expected to become an actual or matured liability.

“Subject Action” has the meaning specified in Section 9.14(c).

“Subject Period” has the meaning specified in Section 9.14(c).

“Subordinated Obligations” has the meaning specified in Section 7.07.

“Subsidiary” of any Person means any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) 50% or more of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such partnership, joint venture or limited liability company or (c) the beneficial interest in such trust or estate, in each case, is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person’s other Subsidiaries.

“Subsidiary Guarantor” has the meaning specified in the recital of parties to this Agreement.

“Substantial Completion” means, with respect to any Development Asset or Redevelopment Asset and as of any relevant date of determination, the substantial completion of all material construction, renovation and rehabilitation work then planned with respect to such Asset.

“Supported QFC” has the meaning specified in Section 9.21.

“Surviving Debt” means Debt for borrowed money of each Loan Party and its Subsidiaries outstanding immediately before and after giving effect to the Closing Date.

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Syndication Agent” has the meaning specified in the recital of parties to this Agreement.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including all backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Tenancy Leases” means operating leases, subleases, licenses, occupancy agreements and rights‑of‑use entered into by the Borrower or any of its Subsidiaries in its capacity as a lessor or a similar capacity in the ordinary course of business (excluding any lease entered into in connection with a Sale and Leaseback Transaction).

“Term SOFR” means,

2.
for any calculation with respect to an Adjusted Term SOFR Advance, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator on the Term SOFR Administrator’s Website; provided, however, that if as of 5:00 P.M. (New York time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and
3.
for any calculation with respect to a Base Rate Advance on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “Base Rate Term SOFR Determination Day”) that is two U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 P.M. (New York City time) on any Base Rate Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Base Rate Term SOFR Determination Day; provided furtherthat if Term SOFR determined as provided above (including pursuant to the proviso under clause (a) or clause (b) above) shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor.

“Term SOFR Adjustment” has the meaning specified in the definition of Adjusted Term SOFR.

“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion).

“Term SOFR Administrator’s Website” means the Term SOFR Administrator’s website, currently at http://www.cmegroup.com/market-data/cme-group-benchmark-administration/term-sofr.html (or any successor source for Term SOFR identified as such by the Term SOFR Administrator from time to time).

“Term SOFR Reference Rate” means the forward-looking term rate based on SOFR.

“Test Date” means (a) the last day of each fiscal quarter of the Parent for which financial statements are required to be delivered pursuant to Sections 5.03(b) or (c), as the case may be, (b) the date of each Advance, and (c) the date of any addition, removal, redesignation or Transfer of any Unencumbered Asset pursuant to Section 5.01(j) or Section 5.02(e)(ii).

“Total Asset Value” means, at any date of determination, the sum of (a) the Asset Values for all assets of the Parent and its Subsidiaries (other than (i) cash and Cash Equivalents, (ii) any direct or indirect interest in any Unrestricted Subsidiary and (iii) Assets owned by an Unrestricted Subsidiary), plus (b) Unrestricted Cash on hand of the Parent and its Subsidiaries (other than any Unrestricted Subsidiary) in an amount not to exceed $10,000,000, at such date; provided, however, that the portion of the Total Asset Value attributable to Joint Ventures, loans, advances and extensions of credit (including, without limitation, mortgage loans, mezzanine loans and notes receivable) to any Person, Unimproved Land, Development Assets, and Redevelopment Assets shall not exceed 35% in the aggregate, with any excess excluded from such calculation. Notwithstanding the foregoing, the Asset Values for all assets of Unrestricted Subsidiaries shall be included in the calculation of Total Asset Value for purposes of Section 5.02(f).

“Total Debt” means, at any date of determination, all Consolidated Debt of the Parent and its Subsidiaries as at the end of the most recently ended fiscal quarter of the Parent for which financial statements are required to be delivered to the Lenders pursuant to Section 5.03(b) or (c), as the case may be.

“Total Unencumbered Asset Value” means, at any date of determination, an amount equal to the sum of the Asset Values of all Unencumbered Assets; provided, however, that the following asset concentration restrictions shall apply to the calculation of Total Unencumbered Asset Value: (i) the Net Operating Income of any individual Unencumbered Asset shall not account for more than 25% of the aggregate Net Operating Income of all Unencumbered Assets at any time and (ii) the aggregate Net Operating Income of the Unencumbered Assets subject to Qualified Ground Leases shall not account for more than 20% of the aggregate Adjusted Net Operating Income of all Unencumbered Assets at any time, it being understood that to the extent the Net Operating Income of any Unencumbered Asset or Unencumbered Assets exceeds the foregoing limits, such excess shall be disregarded for purposes of calculating Total Unencumbered Asset Value.

“Trading with the Enemy Act” means the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended), and any other enabling legislation or executive order relating thereto.

“Transfer” has the meaning specified in Section 5.02(e)(ii).

“Type” refers to the distinction between Advances bearing interest at the Base Rate, Advances bearing interest at Adjusted Term SOFR and Advances bearing interest at Adjusted Daily Simple SOFR.

“UK Bail-In Legislation” means Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation, rule or requirement applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any Person falling within IFPRU 11.6 of the ~~FCA~~ Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“Undisclosed Administration” means in relation to a Lender or its direct or indirect parent company, the appointment of an administrator, provisional liquidator, conservator, receiver, trust, custodian or other similar official by a supervisory authority or regulator under or based on the law in the country where such Lender is subject to home jurisdiction supervision if applicable law requires that such appointment is not to be publicly disclosed.

“Unencumbered Assets” means (a) the Office Assets or Mixed Use Assets listed on Schedule II hereto on the Closing Date and (b) each other Asset designated as an Unencumbered Asset by the Borrower that (i) is an Office Asset or a Mixed Use Asset located in the United States of America or the District of Columbia; (ii) is income‑producing and is not an asset that is actively under development or redevelopment; (iii) is wholly‑owned directly or indirectly by the Borrower (but not by an Unrestricted Subsidiary) either in fee simple absolute or subject to a Qualified Ground Lease; (iv) is free of all structural defects or architectural deficiencies, title defects, environmental or other material matters (including a casualty event or condemnation) that could reasonably be expected to interfere in any material respect with the use of such Asset for its intended purposes; (v) is not subject to mezzanine Debt financing; (vi) is not, and no interest of the Borrower or any of its Subsidiaries therein is, subject to any Lien (other than Permitted Liens) or any Negative Pledge; and (vii) prior to the achievement by the Borrower or the Parent of an Investment Grade Rating, is 100% owned directly by a Loan Party (the requirements described in clauses (i) through (vii) being the “Unencumbered Asset Conditions”), providedthat if any Asset does not meet all of the Unencumbered Asset Conditions, then, upon request of the Borrower, such Asset may be included as an “Unencumbered Asset” with the written consent of the Required Lenders.

“Unencumbered Asset Conditions” has the meaning specified in the definition of Unencumbered Assets.

“Unencumbered Asset Debt Service Coverage Ratio” means, at any date of determination, the ratio of (a) the aggregate Adjusted Net Operating Income for all Unencumbered Assets to (b) the product of (i) four times (ii) the actual interest expense payable on all senior Unsecured Debt of the Parent and its Subsidiaries during the fiscal quarter of the Parent most recently ended for which financial statements are required to be delivered pursuant to Section 5.03(b) or (c), as the case may be.

“Unencumbered Asset Value” means an amount equal to the sum of the Asset Values of all Unencumbered Assets.

“Unrestricted Cash” means an amount (if greater than zero) equal to (a) cash and Cash Equivalents of the Loan Parties and their Subsidiaries that are not subject to any Lien (excluding statutory liens in favor of any depositary bank where such cash is maintained), minus (b) the sum of amounts included in the foregoing clause (a) that are with a Person other than the Borrower and its Subsidiaries as escrows, deposits or security for contractual obligations.

“Unrestricted Subsidiary” means each Subsidiary of the Parent that (a) does not own, directly or indirectly, any operating Asset or Unencumbered Asset, (b) owns only Assets that are each at least 50% pre-leased to a governmental entity and (c) is designated or redesignated by the Borrower as an Unrestricted Subsidiary pursuant to Section 5.01(n) and (d) is not a guarantor of, or otherwise obligated in respect of, any Debt of the Parent or any of its Subsidiaries (other than any Unrestricted Subsidiary).

“Unsecured Debt” means all Debt of the Parent and its Subsidiaries, including the Facility Exposure, but exclusive of (a) Secured Debt, (b) guarantee obligations in respect of Secured Debt, and (c) guaranties by parent entities of the Recourse Debt of one or more of their Subsidiaries; provided, however, that any Debt that is recourse to a Loan Party and is secured solely by a pledge of Equity Interests shall not be treated as Secured Debt and shall be deemed to be Unsecured Debt.

“Unsecured Leverage Increase Period” has the meaning specified in Section 5.04(b)(i).

“Unsecured Leverage Ratio” means, at any date of determination, the ratio, expressed as a percentage, of (a) Unsecured Debt of the Parent and its Subsidiaries less the amount by which the aggregate Unrestricted Cash and Cash Equivalents of the Parent and its Subsidiaries at such time exceeds $10,000,000 (the “Unsecured Leverage Ratio Adjustment”) to (b) Total Unencumbered Asset Value; provided that for purposes of clause (a), Unrestricted Cash and Cash Equivalents shall be adjusted to deduct therefrom any Unrestricted Cash and Cash Equivalents used to determine the Secured Debt Leverage Ratio Adjustment.

“Unsecured Leverage Ratio Adjustment” has the meaning specified in the definition of Unsecured Leverage Ratio.

“Unused Fee” has the meaning specified in Section 2.08(a).

“Unused Fee Accrual Date” has the meaning specified in Section 2.08(a).

“USBNA” has the meaning specified in the recital of parties to this Agreement.

“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Internal Revenue Code.

“U.S. Special Resolution Regimes” has the meaning specified in Section 9.21.

“U.S. Tax Compliance Certificate” has the meaning specified in Section 2.12(g)(ii)(C).

“Voting Interests” means shares of capital stock issued by a corporation, or equivalent Equity Interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or the election or appointment of persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

“Welfare Plan” means a welfare plan, as defined in Section 3(1) of ERISA, that is maintained for employees of any Loan Party or in respect of which any Loan Party could have liability under applicable law.

“Wholly-Owned Subsidiary” means, with respect to any Person on any date, any corporation, partnership, limited liability company or other entity of which one hundred percent (100%) of the Equity Interests and one hundred percent (100%) of the ordinary voting power are, as of such date, owned and controlled, directly or indirectly, by such Person.

“Withdrawal Liability” has the meaning specified in Part I of Subtitle E of Title IV of ERISA.

“Withholding Agent” means (a) any Loan Party or (b) the Administrative Agent.

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write‑down and conversion powers of such EEA Resolution Authority from time to time under the Bail‑In Legislation for the applicable EEA Member Country, which write‑down and conversion powers are described in the EU Bail‑In Legislation Schedule, and (b) in relation to the UK Bail-In Legislation, any powers under that UK Bail-In Legislation to cancel, transfer or dilute shares issued by a Person that is a bank or investment firm or other financial institution or affiliate of a bank, investment firm or other financial institution, to cancel, reduce, modify or change the form of a liability of such a Person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that Person or any other Person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that UK Bail-In Legislation that are related to or ancillary to any of those powers.

B.
Computation of Time Periods; Other Definitional Provisions

. In this Agreement and the other Loan Documents in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding”. References in the Loan Documents to any agreement or contract “as amended” shall mean and be a reference to such agreement or contract as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms.

C.
Accounting Terms

.

1.1.1.
All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements referred to in Section 4.01(g) (“GAAP”).
1.1.2.
If at any time after the Closing Date there are any changes in accounting principles required by GAAP or the Financial Accounting Standards Board of the American Institute of Certified Public Accountants or similar agencies that would result in a change in the method of calculation of, or affects the results of such calculation of, any of the financial covenants, standards or terms found in this Agreement, and either the Borrower or the Required Lenders shall so request, then the Administrative Agent, the Required Lenders and the Borrower shall negotiate in good faith to amend such financial covenants, standards or terms so as to equitably reflect such change, with the desired result that the criteria for evaluating the financial condition of the Borrower and its Subsidiaries (determined on a Consolidated basis) shall be the same after such change as if such change had not been made. Such provisions shall be amended in a manner satisfactory to the Borrower, the Administrative Agent and the Required Lenders. Until covenants, standards, or terms of this Agreement are amended in accordance with this Section 1.03(b), such covenants, standards and terms shall be computed and determined in accordance with accounting principles in effect prior to such change in accounting principles.
D.
Divisions

. For all purposes under the Loan Documents, in connection with any Division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.

II.

AMOUNTS AND TERMS OF THE ADVANCES
A.
The Advances

. Each Lender severally, but not jointly, agrees, on the terms and conditions hereinafter set forth, to make Advances in Dollars (each, an “Advance”) available to the Borrower on any Business Day during the Delayed Draw Period; provided, however, that (A) the minimum amount of each Borrowing shall be in an aggregate amount of $25,000,000 or an integral multiple of $5,000,000 in excess thereof, or, if less, the aggregate then remaining unfunded Commitments allocable thereto, (B) there shall not be more than two (2) Borrowings during the Delayed Draw Period, (C) each Borrowing shall consist of Advances made simultaneously by the Lenders ratably according to their Commitments, (D) each Borrowing shall be subject to the conditions in Section 3.02 having been satisfied and (E) the aggregate amounts advanced to the Borrower pursuant to this Section 2.01 shall not exceed the aggregate Commitments. The Borrower shall not have the right to reborrow any portion of the Advances that is repaid or prepaid.

B.
Making the Advances

.

1.1.1.
Each Borrowing shall be made on notice, given not later than 12:00 Noon (New York City time) on the third Business Day prior to the date of the proposed Borrowing in the case of a Borrowing consisting of Adjusted Term SOFR Advances, not later than 11:00 A.M. (New York City time) on the date of the proposed Borrowing in the case of a Borrowing consisting of Adjusted DSS Advances or not later than 11:00 A.M. (New York City time) on the date of the proposed Borrowing in the case of a Borrowing consisting of Base Rate Advances, by the Borrower to the Administrative Agent, which shall give to each Lender prompt notice thereof by telecopier or e-mail. Each such notice of a Borrowing (a “Notice of Borrowing”) shall be by telephone, confirmed immediately in writing, or telecopier or e‑mail, in each case in substantially the form of Exhibit B hereto, specifying therein the requested (i) date of such Borrowing, (ii) Type of Advances comprising such Borrowing, (iii) aggregate amount of such Borrowing and (iv) in the case of a Borrowing consisting of Adjusted Term SOFR Advances, the initial Interest Period for each such Advance. Each Lender shall, before 12:00 Noon (New York City time) on the date of such Borrowing in the case of a Borrowing consisting of Adjusted Term SOFR Advances, 1:00 P.M. (New York City time) on the date of such Borrowing in the case of a Borrowing consisting of Adjusted DSS Advances and 1:00 P.M. (New York City time) on the date of such Borrowing in the case of a Borrowing consisting of Base Rate Advances, make available for the account of its Applicable Lending Office to the Administrative Agent at the Administrative Agent’s Account, in same day funds, such Lender’s ratable portion of such Borrowing in accordance with the respective Commitments of such Lender and the other Lenders. After the Administrative Agent’s receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent will make such funds available to the Borrower by crediting the Borrower’s Account.
1.1.2.
Anything in subsection (a) above to the contrary notwithstanding, the Borrower may not select Adjusted Term SOFR Advances or Adjusted DSS Advances if the aggregate amount of such Borrowing is less than $1,000,000 or if the obligation of the Lenders to make Adjusted Term SOFR Advances or Adjusted DSS Advances shall then be suspended pursuant to Section 2.07(d)(ii), 2.09 or 2.10.

1.1.3.
Each Notice of Borrowing shall be irrevocable and binding on the Borrower. In the case of any Borrowing that the related Notice of Borrowing specifies is to be comprised of Adjusted Term SOFR Advances or Adjusted DSS Advances, the Borrower shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified for such Borrowing in such Notice of Borrowing~~for such Borrowing~~,the applicable conditions set forth in Article III, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Advance to be made by such Lender as part of such Borrowing when such Advance, as a result of such failure, is not made on such date.
1.1.4.
Unless the Administrative Agent shall have received notice from a Lender prior to (x) the date of any Borrowing consisting of Adjusted Term SOFR Advances, (y) 11:00 A.M. (New York City time) on the date of any Borrowing consisting of Adjusted DSS Advances or (z) 12:00 Noon (New York City time) on the date of any Borrowing consisting of Base Rate Advances that such Lender will not make available to the Administrative Agent such Lender’s ratable portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with subsection (a) of this Section 2.02 and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the Administrative Agent, such Lender and the Borrower severally agree to repay or pay to the Administrative Agent forthwith on demand such corresponding amount and to pay interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid or paid to the Administrative Agent, at (i) in the case of the Borrower, the interest rate applicable at such time under Section 2.07 to Advances comprising such Borrowing and (ii) in the case of such Lender, the Federal Funds Open Rate. If such Lender shall pay to the Administrative Agent such corresponding amount, such amount so paid shall constitute such Lender’s Advance as part of such Borrowing for all purposes.
1.1.5.
The failure of any Lender to make the Advance to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on the date of any Borrowing.
1.1.6.
Each Lender may, at its option, make any Advance available to the Borrower by causing any foreign or domestic branch or Affiliate of such Lender to make such Advance; provided, however, that (i) any exercise of such option shall not affect the obligation of the Borrower in accordance with the terms of this Agreement and (ii) nothing in this Section 2.02(f) shall be deemed to obligate any Lender to obtain the funds for any Advance in any particular place or manner or to constitute a representation or warranty by any Lender that it has obtained or will obtain the funds for any Advance in any particular place or manner.
C.
[Reserved]

.

D.
Repayment of Advances

. The Borrower shall repay to the Administrative Agent for the ratable account of the Lenders on the Maturity Date the aggregate outstanding principal amount of the Advances then outstanding.

E.
Termination or Reduction of the Commitments

.

1.1.1.
Optional. The Borrower may, upon at least three Business Days’ notice to the Administrative Agent, terminate in whole or reduce in part the unused portions of the Commitments provided,however, that each partial reduction of the Facility (A) shall be in an aggregate amount of $5,000,000 or an integral multiple of $250,000 in excess thereof and (B) shall be made ratably among the Lenders in accordance with their Commitments. Once terminated, a Commitment may not be reinstated.
1.1.2.
Mandatory. The aggregate funded Commitments of the Lenders relating to any Advances that are repaid or prepaid shall be automatically and permanently reduced, on a pro rata basis, by the amount of such repayment or prepayment. Further, if, at 11:59 P.M. on the last day of the Delayed Draw Period, any unfunded Commitments exist, such unfunded Commitments shall automatically be deemed terminated and reduced to zero.
F.
Prepayments

.

1.1.1.
Optional. The Borrower may, upon same day notice in the case of Base Rate Advances, two U.S. Government Securities Business Days’ notice in the case of Adjusted Term SOFR Advances and one U.S. Government Securities Business Day’s notice in the case of Adjusted DSS Advances in each case to the Administrative Agent stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given the Borrower shall, prepay the outstanding aggregate principal amount of the Advances comprising part of the same Borrowing in whole or ratably in part, together with accrued interest to the date of such prepayment on the aggregate principal amount prepaid but otherwise without penalty or premium (other than the Prepayment Premium, if applicable); provided,however, that (i) each partial prepayment shall be in an aggregate principal amount of $1,000,000 or an integral multiple of $250,000 in excess thereof or, if less, the amount of the Advances outstanding and (ii) if any prepayment of an Adjusted Term SOFR Advance is made on a date other than the last day of an Interest Period for such Advance, the Borrower shall also pay any amounts owing pursuant to Section 9.04(c).
1.1.2.
Mandatory. The Borrower shall, if applicable, within one (1) Business Day after the earlier of the date on which (x) a Responsible Officer becomes aware of any non-compliance with the requirements described in the following clauses (A), (B) or (C) or (y) written notice thereof shall have been given to the Borrower by the Administrative Agent, prepay an aggregate principal amount of the Advances comprising part of the same Borrowings to cause (A) the Unsecured Leverage Ratio not to exceed the maximum Unsecured Leverage Ratio set forth in Section 5.04(b)(i) on such Business Day, (B) the Leverage Ratio not to exceed the maximum Leverage Ratio set forth in Section 5.04(a)(i) on such Business Day and (C) the Unencumbered Asset Debt Service Coverage Ratio not to be less than the minimum Unencumbered Asset Debt Service Coverage Ratio set forth in Section 5.04(b)(ii) on such Business Day.

1.1.3.
All prepayments under this ~~Section 2.06~~subsection (b)shall be made together with accrued interest to the date of such prepayment on the principal amount prepaid and, if applicable, the Prepayment Premium.
G.
Interest

.

1.1.1.
Scheduled Interest. The Borrower shall pay interest on the unpaid principal amount of each Advance owing to each Lender from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum:
(a)
Base Rate Advances. During such periods as such Advance is a Base Rate Advance, a rate per annum equal at all times to the sum of (A) the Base Rate in effect from time to time plus (B) the Applicable Margin in respect of Base Rate Advances in effect from time to time, payable in arrears quarterly on the last day of each March, June, September and December during such periods and on the date such Base Rate Advance shall be Converted or paid in full.
(b)
Adjusted Term SOFR Advances. During such periods as such Advance is ~~a~~anAdjusted Term SOFR Advance, subject to clause (e) below, a rate per annum equal at all times during each Interest Period for such Advance to the sum of (A) Adjusted Term SOFR for such Interest Period for such Advance plus(B) the Applicable Margin in respect of Adjusted Term SOFR Advances in effect on the first day of such Interest Period, payable in arrears on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day that occurs during such Interest Period every three months from the first day of such Interest Period and on the date such Adjusted Term SOFR Advance shall be Converted or paid in full.
(c)
Adjusted DSS Advances. During such periods as such Advance is an Adjusted DSS Advance, a rate per annum equal at all times to the sum of (A) Adjusted Daily Simple SOFR in effect from time to time plus (B) the Applicable Margin in respect of Adjusted DSS Advances in effect from time to time, payable in arrears on each Daily RFR Interest Payment Date for such Adjusted DSS Advance and on the date such Adjusted DSS Advance shall be Converted or paid in full.
b)
Default Interest. Upon the occurrence and during the continuance of any Event of Default, the Borrower shall pay interest on (i) the unpaid principal amount of each Advance owing to each Lender, payable in arrears on the dates referred to in clause (a)(i) or (a)(ii) above and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on such Advance pursuant to clause (a)(i) or (a)(ii) above and (ii) to the fullest extent permitted by law, the amount of any interest, fee or other amount payable under the Loan Documents that is not paid when due, from the date such amount shall be due until such amount shall be paid in full, payable in arrears on the date such amount shall be paid in full and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid, in the case of interest, on the Type of Advance on which such interest has accrued pursuant to clause (a)(i) or (a)(ii) above and, in all other cases, on Base Rate Advances pursuant to clause (a)(i) above.
c)
Notice of Interest Period and Interest Rate. Promptly after receipt of a Notice of Borrowing pursuant to Section 2.02(a), a notice of Conversion pursuant to Section 2.09 or a notice of selection of an Interest Period pursuant to the definition of “Interest Period”, the Administrative Agent shall give notice to the Borrower and each Lender of the applicable Interest Period and the applicable interest rate determined by the Administrative Agent for purposes of clause (a)(i) or (a)(ii) above.

d)
Interest Rate Determination. Subject to clause (e) below, if (x) Adjusted Term SOFR is unavailable and the Administrative Agent is unable to determine the Term SOFR Reference Rate for any Adjusted Term SOFR Advances, as provided in the definition of Adjusted Term SOFR (including because the Term SOFR Reference Rate is not available or published on a current basis) or (y) Adjusted Daily Simple SOFR is unavailable and the Administrative Agent is unable to determine Daily Simple SOFR for any Adjusted DSS Advances, as provided in the definition of Adjusted Daily Simple SOFR (including because Daily Simple SOFR is not available or published on a current basis),
(a)
the Administrative Agent shall forthwith notify the Borrower and the Lenders that the interest rate cannot be determined for such Adjusted Term SOFR Advances or Adjusted DSS Advances, as applicable,
(b)
each such Advance will automatically, on the last day of the Interest Period in the case of an Adjusted Term SOFR Advance or on the next Daily RFR Business Day in the case of an Adjusted DSS Advance, as applicable, Convert into a Base Rate Advance (or if such Advance is then a Base Rate Advance, will continue as a Base Rate Advance),
(c)
the obligation of the Lenders to make, or to Convert Advances into, Adjusted Term SOFR Advances or Adjusted DSS Advances, as applicable, shall be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist, and
(d)
the Borrower may revoke any pending request for an Adjusted Term SOFR Advance, to convert a Base Rate Advance to an Adjusted Term SOFR Advance or Adjusted DSS Advance, as applicable, or to continue an Adjusted Term SOFR Advance or Adjusted DSS Advance, as applicable, providedthat if the Borrower does not revoke any such request, the Borrower will be deemed to have requested a Base Rate Advance.
e)
Benchmark Replacement Setting. Notwithstanding anything to the contrary herein or in any other Loan Document (and any Guaranteed Hedge Agreement shall be deemed not to be a “Loan Document” for purposes of this Section):
(a)
Replacing Benchmarks. If a Benchmark Transition Event occurs~~,~~  prior to any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (a)(1) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and the definition of Adjusted Term SOFR shall be deemed modified to delete the addition of the Term SOFR Adjustment to Term SOFR for any calculation and (y) if a Benchmark Replacement is determined in accordance with clauses (a)(2) or (b) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 P.M. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. At any time that the administrator of the then-current Benchmark has permanently or indefinitely ceased to provide such Benchmark or such Benchmark has been announced by the regulatory supervisor for the administrator of such Benchmark pursuant to public statement or publication of information to be no longer representative of the underlying market and economic reality that such Benchmark is intended to measure and that representativeness will not be restored, the Borrower may revoke any request for a borrowing of, conversion to or continuation of Advances to be made, converted or continued that would bear interest by reference to such Benchmark until the Borrower’s receipt of notice from the Administrative Agent that a Benchmark Replacement has replaced such Benchmark, and, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Advances. During the period referenced in the foregoing sentence, the component of Base Rate based upon the Benchmark will not be used in any determination of Base Rate.
(b)
Benchmark Replacement Conforming Changes. In connection with the implementation and administration of a Benchmark Replacement, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.
(c)
Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (A) the implementation of any Benchmark Replacement and (B) the effectiveness of any Conforming Changes. For the avoidance of doubt, any notice required to be delivered by the Administrative Agent as set forth in this Section 2.07(e) may be provided, at the option of the Administrative Agent (in its sole discretion), in one or more notices and may be delivered together with, or as part of any amendment which implements any Benchmark Replacement or Conforming Changes. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section titled “Benchmark Replacement Setting,” including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section titled “Benchmark Replacement Setting.”
(d)
Unavailability of Tenor of Benchmark. At any time (including in connection with the implementation of a Benchmark Replacement), (A) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate), then the Administrative Agent may remove any tenor of such Benchmark that is unavailable or non-representative for Benchmark (including Benchmark Replacement) settings and (B) the Administrative Agent may reinstate any such previously removed tenor for Benchmark (including Benchmark Replacement) settings.
(e)
Disclaimer. The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (A) the continuation of, administration of, submission of, calculation of or any other matter related to the Base Rate, any Benchmark, any component definition thereof or rates referenced in the definition thereof or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as the Base Rate, such Benchmark, or any other Benchmark prior to its discontinuance or unavailability, or (B) the effect, implementation or composition of any Conforming

Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of the Base Rate, any Benchmark, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Base Rate or any Benchmark, any component definition thereof or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender ~~Party~~ or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.
H.
Fees

.

1.1.1.
Unused Fee. The Borrower shall pay to the Administrative Agent for the account of each Lender (other than any Defaulting Lender) an unused commitment fee (each, an “Unused Fee”) in accordance with this Section 2.08(a). The Unused Fee with respect to each Lender shall accrue from the date hereof or upon the effectiveness of any Assignment and Acceptance pursuant to which it became a Lender until the earliest of (i) the last day of the Delayed Draw Period, (ii) the date on which the full amount of the Facility is advanced to the Borrower, (iii) the date of termination by the Borrower of all of the unused portions of the Commitments or (iv) the date of effectiveness of any Assignment and Acceptance pursuant to which it ceases to be a Lender (such date, the “Unused Fee Accrual Date”) at a rate per annum of 0.20% of the daily average of the unused portion of such Lender’s Commitment during the applicable period and shall be payable to the Administrative Agent quarterly in arrears (and on the Unused Fee Accrual Date) for the account of such Lender. The Unused Fees will be calculated on a 360‑day basis.
1.1.2.
Other Fees. The Borrower shall pay to the Administrative Agent and the Arrangers for their own account the fees, in the amounts and on the dates, set forth in the Fee Letter and such other fees as may from time to time be agreed between the Borrower and the Administrative Agent or the Arrangers.
1.1.3.
Defaulting Lender. Anything herein to the contrary notwithstanding, during such period as a Lender is a Defaulting Lender, such Defaulting Lender will not be entitled to any fees accruing during such period pursuant to Section 2.08(a) (without prejudice to the rights of the Non-Defaulting Lenders in respect of such fees).
1.1.4.
Extension Fee. The Borrower shall pay to the Administrative Agent on each Extension Date, for the account of each Lender, a Facility extension fee, in an amount equal to 0.15% of the aggregate principal balance of each Lender’s Commitment then outstanding (the “Extension Fee”).
I.
Conversion of Advances

.

i)
Optional. The Borrower may on any Business Day, upon notice given to the Administrative Agent not later than 12:00 Noon (New York City time) on the third Business Day prior to the date of the proposed Conversion and subject to the provisions of Sections 2.07 and 2.10, Convert all or any portion of the Advances of one Type comprising the same Borrowing into Advances of the other Type; provided,however, that any Conversion of Adjusted Term SOFR Advances into Base Rate Advances shall be made only on the last day of an Interest Period for such Adjusted Term SOFR Advances, any Conversion of Base Rate Advances into Adjusted Term SOFR Advances or Adjusted DSS Advances shall be in an amount not less than the minimum amount specified in Section 2.02(b) and each Conversion of Advances comprising part of the same Borrowing shall be made ratably among the Lenders in accordance with their Commitments. Each such notice of Conversion shall, within the restrictions specified above, specify (i) the date of such Conversion, (ii) the Advances to be Converted and (iii) if such Conversion is into Adjusted Term SOFR Advances, the duration of the initial Interest Period for such Advances. Each notice of Conversion shall be irrevocable and binding on the Borrower.
ii)
Mandatory.
(1)
On the date on which the aggregate unpaid principal amount of Adjusted Term SOFR Advances ~~or~~and Adjusted DSS Advances comprising any Borrowing shall be reduced, by payment or prepayment or otherwise, to less than $1,000,000, such Advances shall automatically Convert into Base Rate Advances.
(2)
If the Borrower shall fail to select the duration of any Interest Period for any Adjusted Term SOFR Advances in accordance with the provisions contained in the definition of “Interest Period” in Section 1.01, the Administrative Agent will forthwith so notify the Borrower and the Lenders, whereupon each such Adjusted Term SOFR Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance.
(3)
Upon the occurrence and during the continuance of any Event of Default, (y) each Adjusted Term SOFR Advance will automatically, on the last day of the then existing Interest Period therefor, and each Adjusted DSS Advance will automatically, on the next Daily RFR Business Day, Convert into a Base Rate Advance and (z) the obligation of the Lenders to make, or to Convert Advances into, Adjusted Term SOFR Advances or Adjusted DSS Advances shall be suspended.
(4)
Under the circumstances described in Section 2.07(d) or 2.07(e), all outstanding Adjusted Term SOFR Advances and Adjusted DSS Advances shall be Converted to Base Rate Advances as provided in Section 2.07(d) or 2.07(e).
J.
Increased Costs, Etc.

1.1.1.
If, due to ~~any Change in Law, (i~~either (i) the introduction of or any change in or in the interpretation or application of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), (A) there shall be any increase in the cost to any Lender of agreeing to make or of making, funding or maintaining Adjusted Term SOFR Advances or Adjusted DSS Advances or (~~ii~~B) there shall be any reduction in the amount of any sum received or receivable by such Lender with respect thereto (excluding, for purposes of this Section 2.10, any such increased costs or reduction resulting from Indemnified Taxes, Taxes described in clauses (b) through (d) of the definition of Excluded Taxes or Connection Income Taxes (as to which Section 2.12 shall govern)), then the Borrower shall from time to time, upon demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender additional amounts sufficient to compensate such Lender for such increased cost; provided, however, that a Lender claiming additional amounts under this Section 2.10(a) agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Applicable Lending Office or to assign its rights and obligations hereunder to another of its offices, branches or Affiliates, if the making of such a designation or assignment would avoid the need for, or reduce the amount of, such increased cost that may thereafter accrue and would not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender. A certificate as to the amount of such increased cost, submitted to the Borrower by such Lender, shall be conclusive and binding for all purposes, absent manifest error.
1.1.2.
If any Lender determines in good faith that compliance with any law or regulation or any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law) affects or would affect the amount of capital or liquidity required or expected to be maintained by such Lender or any corporation controlling such Lender and that the amount of such capital or liquidity is increased by or based upon the existence of such Lender’s commitment to lend, then, upon demand by such Lender or such corporation (with a copy of such demand to the Administrative Agent), the Borrower shall pay to the Administrative Agent for the account of such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender in the light of such circumstances, to the extent that such Lender reasonably determines such increase in capital or liquidity to be allocable to the existence of such Lender’s commitment to lend. A certificate as to such amounts submitted to the Borrower by such Lender shall be conclusive and binding for all purposes, absent manifest error.

Notwithstanding anything to the contrary contained in this Agreement, the Dodd‑Frank Wall Street Reform and Consumer Protection Act, as amended, and all requests, rules, guidelines or directives thereunder or issued in connection therewith, in each case regardless of the date enacted, adopted, implemented or issued, and all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, or the Basel Committee on Banking Supervision (or any successor or similar authority) or United States or foreign regulatory authorities, in each case pursuant to Basel Supervision known as Basel III and regardless of the date enacted, adopted, implemented or issued, shall be deemed an introduction or change of the type referred to in Section 2.10(a) and this Section 2.10(b).

1.1.3.
If, with respect to (i) any Adjusted Term SOFR Advances, the Required Lenders notify the Administrative Agent that Adjusted Term SOFR for any Interest Period for such Advances will not adequately reflect the cost to such Lenders of making, funding or maintaining their Adjusted Term SOFR Advances for such Interest Period, or (ii) any Adjusted DSS Advances, the Required Lenders notify the Administrative Agent that Adjusted Daily Simple SOFR will not adequately reflect the cost to such Lenders of making, funding or maintaining their Adjusted DSS Advances, the Administrative Agent shall forthwith so notify the Borrower and the Lenders, whereupon (A) each such Adjusted Term SOFR Advance will automatically, on the last day of the then existing Interest Period therefor, or Adjusted DSS Advance on the next Daily RFR Business Day, as applicable, Convert into a Base Rate Advance and (B) the obligation of the Lenders to make, or to Convert Advances into, Adjusted Term SOFR Advances or Adjusted DSS Advances, as

applicable, shall be suspended until the Administrative Agent shall notify the Borrower that such Lenders have determined that the circumstances causing such suspension no longer exist.
1.1.4.
Notwithstanding any other provision of this Agreement, if ~~any Change in Law~~the introduction of or any change in or in the interpretation or application of any law or regulation shall make it unlawful, or any central bank or other Governmental Authority shall assert that it is unlawful, for any Lender or its Applicable Lending Office to perform its obligations hereunder to make Adjusted Term SOFR Advances or Adjusted DSS Advances or to continue to fund or maintain Adjusted Term SOFR Advances or Adjusted DSS Advances hereunder, then, on notice thereof and demand therefor by such Lender to the Borrower through the Administrative Agent, (i) each Adjusted Term SOFR Advance or Adjusted DSS Advance, as applicable, will automatically, upon such demand, Convert into a Base Rate Advance and (ii) the obligation of the Lenders to make, or to Convert Advances into, Adjusted Term SOFR Advances and Adjusted DSS Advances shall be suspended until the Administrative Agent shall notify the Borrower that such Lender has determined that the circumstances causing such suspension no longer exist; provided,however, that, before making any such demand, such Lender agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Applicable Lending Office if the making of such a designation would allow such Lender or its Applicable Lending Office to continue to perform its obligations to make Adjusted Term SOFR Advances or Adjusted DSS Advances or to continue to fund or maintain Adjusted Term SOFR Advances or Adjusted DSS Advances and would not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender.
K.
Payments and Computations

.

1.1.1.
The Borrower shall make each payment hereunder and under the Notes, irrespective of any right of counterclaim or set‑off (except as otherwise provided in Section 2.13), not later than 12:00 Noon (New York City time) on the day when due in Dollars to the Administrative Agent at the Administrative Agent’s Account in same day funds, with payments being received by the Administrative Agent after such time being deemed to have been received on the next succeeding Business Day. The Administrative Agent shall promptly thereafter cause like funds to be distributed (i) if such payment by the Borrower is in respect of principal, interest, commitment fees or any other Obligation then payable hereunder and under the Notes to more than one Lender, to such Lenders for the account of their respective Applicable Lending Offices ratably in accordance with the amounts of such respective Obligations then payable to such Lenders and (ii) if such payment by the Borrower is in respect of any Obligation then payable hereunder to one Lender, to such Lender for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon any Acceding Lender becoming a Lender hereunder as a result of a Commitment Increase pursuant to Section 2.17 and upon the Administrative Agent’s receipt of such Lender’s Accession Agreement and recording of information contained therein in the Register, from and after the applicable Increase Date, the Administrative Agent shall make all payments hereunder and under any Notes issued in connection therewith in respect of the interest assumed thereby to such Acceding Lender. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to Section 9.07(d), from and after the effective date of such Assignment and Acceptance, the Administrative Agent shall make all payments hereunder and under the Notes in respect of the interest assigned thereby to the Lender assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

1.1.2.
The Borrower hereby authorizes each Lender and each of its Affiliates, if and to the extent payment owed to such Lender is not made when due hereunder or, in the case of a Lender, under the Note held by such Lender, to charge from time to time, to the fullest extent permitted by law, against any or all of the Borrower’s accounts with such Lender any amount so due.
1.1.3.
All computations of interest based on PNC’s Prime Rate shall be made by the Administrative Agent on the basis of a year of 365 or 366 days, as the case may be, and all computations of interest based on the Term SOFR Reference Rate, Daily Simple SOFR, or the Federal Funds Open Rate and of fees shall be made by the Administrative Agent on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest, fees or commissions are payable. Each determination by the Administrative Agent of an interest rate, fee or commission hereunder shall be conclusive and binding for all purposes, absent manifest error.
1.1.4.
Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or commitment fee, as the case may be; provided, however, that if such extension would cause payment of interest on or principal of Adjusted Term SOFR Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.
1.1.5.
Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to any Lender hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each such Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrower shall not have so made such payment in full to the Administrative Agent, each such Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent, at the Federal Funds Open Rate.
1.1.6.
Whenever any payment received by the Administrative Agent under this Agreement or any of the other Loan Documents is insufficient to pay in full all amounts due and payable to the Administrative Agent and the Lenders under or in respect of this Agreement and the other Loan Documents on any date, such payment shall be distributed by the Administrative Agent and applied by the Administrative Agent and the Lenders in the following order of priority:
(1)
first, to the payment of all of the fees, indemnification payments, costs and expenses that are due and payable to the Administrative Agent (solely in its capacity as the Administrative Agent) under or in respect of this Agreement and the other Loan Documents on such date, ratably based upon the respective aggregate amounts of all such fees, indemnification payments, costs and expenses owing to the Administrative Agent on such date;
(2)
second, to the payment of all of the indemnification payments, costs and expenses that are due and payable to the Lenders under Section 9.04 and any similar section of any of the other Loan Documents on such date, ratably based upon the respective aggregate amounts of all such indemnification payments, costs and expenses owing to the Lenders on such date;
(3)
third, to the payment of all of the amounts that are due and payable to the Administrative Agent and the Lenders under Sections 2.10 and 2.12 on such date, ratably based upon the respective aggregate amounts thereof owing to the Administrative Agent and the Lenders on such date;
(4)
fourth, to the payment of all of the fees that are due and payable to the Lenders under Section 2.08(a) on such date, ratably based upon the respective aggregate Commitments of the Lenders under the Facility on such date;
(5)
fifth, to the payment of all of the accrued and unpaid interest on the Obligations of the Borrower under or in respect of the Loan Documents that is due and payable to the Administrative Agent and the Lenders under Section 2.07(b) on such date, ratably based upon the respective aggregate amounts of all such interest owing to the Administrative Agent and the Lenders on such date;
(6)
sixth, to the payment of all of the accrued and unpaid interest on the Advances that is due and payable to the Administrative Agent and the Lenders under Section 2.07(a) on such date or any periodic scheduled payments due under any Guaranteed Hedge Agreement of which the Administrative Agent has received not less than five (5) Business Days’ prior written notice, ratably based upon the respective aggregate amounts of all such interest owing to the Administrative Agent and the Lenders on such date;
(7)
seventh, to the payment of any other accrued and unpaid interest comprising Obligations of the Loan Parties owing under or in respect of the Loan Documents that is due and payable on such date, ratably based upon the respective aggregate amounts of all such interest owing to the respective obligees thereof on such date;
(8)
eighth, to the payment of the principal amount of all of the outstanding Advances and any termination payments due under a Guaranteed Hedge Agreement of which Administrative Agent has received not less than five (5) Business Days’ prior written notice that are due and payable to the Administrative Agent and the Lenders on such date, ratably based upon the respective aggregate amounts of all such Advances and termination payments owing to the Administrative Agent and the Lenders on such date; and
(9)
ninth, to the payment of all other Obligations of the Loan Parties owing under or in respect of the Loan Documents that are due and payable to the Administrative Agent and the Lenders on such date, ratably based upon the respective aggregate amounts of all such Obligations owing to the respective obligees thereof on such date.
L.
Taxes

.

1.1.1.
Any and all payments by or on account of any Obligation of any Loan Party or the Administrative Agent hereunder or under any Loan Document shall be made, in accordance with Section 2.11 or the applicable provisions of such other Loan Document, if any, without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law, and if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.
1.1.2.
Each Loan Party shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.
1.1.3.
Without duplication of Sections 2.12(a) or 2.12(b), the Loan Parties shall indemnify each Recipient for the full amount of Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.12) payable or paid by such Recipient, or required to be deducted or withheld from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Loan Parties by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. This indemnification shall be made within ten days from the date such Lender or the Administrative Agent (as the case may be) makes written demand therefor.
1.1.4.
Each Lender shall severally indemnify the Administrative Agent, within ten days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.07 relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case that are payable or paid by the Administrative Agent in connection with any Loan Document and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to such Lender from any other source against any amount due to the Administrative Agent under this Section 2.12(d).
1.1.5.
As soon as practicable after, but in any case within 30 days after, the date of any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section 2.12, such Loan Party shall deliver to the Administrative Agent, at its address referred to in Section 9.02, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. In the case of any payment hereunder or under the other Loan Documents by or on behalf of a Loan Party through an account or branch outside the United States or by or on behalf of a Loan Party by a payor that is not a U.S. Person, if such Loan Party determines that no Taxes are payable in respect thereof, such Loan Party shall furnish, or shall cause such payor to furnish, to the Administrative Agent, at such address, an opinion of counsel acceptable to the Administrative Agent stating that such payment is exempt from Taxes. For purposes of subsections (e) and (g) of this Section 2.12, the term “United States” shall have the meaning specified in Section 7701(a)(9) of the Internal Revenue Code.
1.1.6.
Any Lender that is entitled to an exemption from, or reduction of, withholding Taxes with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by any applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.12(g)(i), (ii) and (iv)) shall not be required if in the applicable Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.
1.1.7.
Without limiting the generality of Section 2.12(f),
(1)
each Lender that is a U.S. Person shall, on or prior to the date of its execution and delivery of this Agreement in the case of each Initial Lender, and on the date of the Assignment and Acceptance or Accession Agreement pursuant to which it becomes a Lender in the case of each other Lender, and from time to time thereafter as reasonably requested in writing by the Borrower, provide the Administrative Agent and the Borrower with executed originals of Internal Revenue Service Form W‑9 certifying that such Lender is exempt from U.S. federal backup withholding tax;
(2)
each Lender that is not a U.S. Person (a “Foreign Lender”) shall, to the extent it is legally entitled to do so, on or prior to the date of its execution and delivery of this Agreement in the case of each Initial Lender, and on the date of the Assignment and Acceptance or Accession Agreement pursuant to which it becomes a Lender in the case of each other Lender, and from time to time thereafter as reasonably requested in writing by the Borrower (but only so long thereafter as such Lender remains lawfully able to do so), provide the Administrative Agent and the Borrower with whichever of the following is applicable:
(i)
in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United Sates is a party, (x) with respect to payments of interest under any Loan Document, executed originals of Internal Revenue Service Form W‑8BEN or W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, Internal Revenue Service Form W‑8BEN or W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(ii)
executed originals of Internal Revenue Service Form W‑8ECI;
(iii)
in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Internal Revenue Code (x) a certificate substantially in the form of Exhibit G‑1 hereto to the effect that such Foreign Lender is not (A) a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (B) a “10 percent shareholder” of any Loan Party within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code, or (C) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Internal Revenue Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of Internal Revenue Service Form W‑8BEN or W-8BEN-E, as applicable; or
(iv)
to the extent that the Foreign Lender is not the beneficial owner, executed originals of Internal Revenue Service Form W‑8IMY, accompanied by Internal Revenue Service Form W‑8BEN or W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit G‑2 or Exhibit G‑3, Internal Revenue Service Form W‑9 and/or other certification documents from each beneficial owner, as applicable; provided, however, that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit G‑4 on behalf of each such direct and indirect partner;
(3)
any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the Recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of any other form prescribed by any applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by any applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and
(4)
if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for the purposes of this subsection (g), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
(5)
Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.
2.
If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has received an indemnification payment pursuant to this Section 2.12 (including by the payment of additional amounts pursuant to this Section 2.12), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out‑of‑pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this subsection (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this subsection (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this subsection (h) if such payment would place the indemnified party in a less favorable net after‑Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This subsection shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. No party shall have any obligation to pursue, or any right to assert, any refund of Indemnified Taxes that may be paid by another party.
3.
Should a Lender become subject to Taxes because of its failure to deliver a form or other document required hereunder, the Loan Parties shall take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes; providedthat any expenses incurred by any Loan Party in connection therewith shall be reimbursed by the requesting Lender.
4.
Any Lender claiming any Indemnified Taxes or additional amounts payable to any Lender or any Governmental Authority for the account of any Lender pursuant to this Section 2.12 agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its Applicable Lending Office or assign its rights and obligations hereunder to another of its offices, branches or Affiliates if the making of such a change would avoid the need for, or reduce the amount of, any such Indemnified Taxes or additional amounts that may thereafter accrue and would not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender.
5.
In the event that an additional payment is made under Section 2.12(a) or (c) for the account of any Lender and such Lender, in its sole discretion, determines that it has finally and irrevocably received or been granted a credit against or release or remission for, or repayment of, any tax paid or payable by it in respect of or calculated with reference to the deduction or withholding giving rise to such payment, such Lender shall, to the extent that it determines that it can do so without prejudice to the retention of the amount of such credit, relief, remission or repayment, pay to the applicable Loan Party such amount as such Lender shall, in its sole discretion, have determined to be attributable to such deduction or withholding and which will leave such Lender (after such payment) in no worse position than it would have been in if the applicable Loan Party had not been required to make such deduction or withholding. Nothing herein contained shall interfere with the right of a Lender to arrange its tax affairs in whatever manner it thinks fit nor oblige any Lender to claim any tax credit or to disclose any information relating to its affairs or any computations in respect thereof, and no Loan Party shall be entitled to review the tax records of any Lender or the Administrative Agent, or require any Lender to do anything that would prejudice its ability to benefit from any other credits, reliefs, remissions or repayments to which it may be entitled.
6.
Without prejudice to the survival of any other agreement of any party hereunder or under any other Loan Document, the agreements and obligations under this Section 2.12 shall survive the resignation or replacement of the Administrative Agent, the assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the payment in full of principal, interest and all other amounts payable hereunder and under any of the other Loan Documents.
M.
Sharing of Payments, Etc.

Subject to the provisions of Section 2.11(f), if any Lender shall obtain at any time any payment (whether voluntary, involuntary, through the exercise of any right of set‑off, or otherwise, other than as a result of an assignment pursuant to Section 9.07) (a) on account of Obligations due and payable to such Lender hereunder and under the Notes at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Lender at such time to (ii) the aggregate amount of the Obligations due and payable to all Lenders hereunder and under the Notes at such time) of payments on account of the Obligations due and payable to all Lenders hereunder and under the Notes at such time obtained by all the Lenders at such time or (b) on account of Obligations owing (but not due and payable) to such Lender hereunder and under the Notes at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing to such Lender at such time to (ii) the aggregate amount of the Obligations owing (but not due and payable) to all Lenders hereunder and under the Notes at such time) of payments on account of the Obligations owing (but not due and payable) to all Lenders hereunder and under the Notes at such time obtained by all of the Lenders at such time, such Lender shall forthwith purchase from the other Lenders such interests or participating interests in the Obligations due and payable or owing to them, as the case may be, as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each other Lender shall be rescinded and such other Lender shall repay to the purchasing Lender the purchase price to the extent of such Lender’s ratable share (according to the proportion of (i) the purchase price paid to such Lender to (ii) the aggregate purchase price paid to all Lenders) of such recovery together with an amount equal to such Lender’s ratable share (according to the proportion of (i) the amount of such other Lender’s required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing an interest or participating interest from another Lender pursuant to this Section 2.13 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set‑off) with respect to such interest or participating interest, as the case may be, as fully as if such Lender were the direct creditor of the Borrower in the amount of such interest or participating interest, as the case may be.

N.
Use of Proceeds

. The proceeds of the Advances shall be available (and the Borrower agrees that it shall use such proceeds) solely for (i) general corporate purposes of the Borrower and its Subsidiaries, (ii) the acquisition of assets, (iii) capital expenditures, (iv) working capital expenses, (v) the development and redevelopment of assets, (vi) the repayment in full (or refinancing) of certain Existing Debt, and (vii) the payment of fees and expenses related to the Facility and the other transactions not in contravention of the Loan Documents. The Borrower will not directly or indirectly use the proceeds of the Advances, or lend, contribute or otherwise make available to any Subsidiary, joint venture partner or other Person such extensions of credit or proceeds, (A) to fund any activities or businesses of or with any Person, or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of Sanctions, or (B) in any other manner that would result in a violation of Sanctions by any Person (including any Person participating in the Facility, whether as Administrative Agent, Lender, underwriter, advisor, investor, or otherwise) or any Anti‑Corruption Laws.

O.
Evidence of Debt

.

1.1.1.
Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Advance owing to such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. The Borrower agrees that upon notice by any Lender to the Borrower (with a copy of such notice to the Administrative Agent) to the effect that a promissory note or other evidence of indebtedness is required or appropriate in order for such Lender to evidence (whether for purposes of pledge, enforcement or otherwise) the Advances owing to, or to be made by, such Lender, the Borrower shall promptly execute and deliver to such Lender, with a copy to the Administrative Agent, a Note, in substantially the form of Exhibit A hereto, payable to the order of such Lender in a principal amount equal to the Commitment of such Lender. All references to Notes in the Loan Documents shall mean Notes, if any, to the extent issued hereunder. To the extent no Note has been issued to a Lender, this Agreement shall be deemed to comprise conclusive evidence for all purposes of the indebtedness resulting from the Advances and extensions of credit hereunder.
1.1.2.
The Register maintained by the Administrative Agent pursuant to Section 9.07(d) shall include a control account, and a subsidiary account for each Lender, in which accounts (taken together) shall be recorded (i) the date and amount of each Borrowing made hereunder, the Type of Advances comprising such Borrowing and, if appropriate, the Interest Period applicable thereto, (ii) the terms of each Assignment and Acceptance delivered to and accepted by it, (iii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder, and (iv) the amount of any sum received by the Administrative Agent from the Borrower hereunder and each Lender’s share thereof.
1.1.3.
Entries made in good faith by the Administrative Agent in the Register pursuant to subsection (b) above, and by each Lender in its account or accounts pursuant to subsection (a) above, shall be prima facie evidence of the amount of principal and interest due and payable or to become due and payable from the Borrower to, in the case of the Register, each Lender and, in the case of such account or accounts, such Lender, under this Agreement, absent manifest error; provided, however, that the failure of the Administrative Agent or such Lender to make an entry, or any finding that an entry is incorrect, in the Register or such account or accounts shall not limit or otherwise affect the obligations of the Borrower under this Agreement.
P.
Extensions of the Maturity Date.

The Borrower may request, by written notice to the Administrative Agent, (a) at least 30 days but not more than 90 days prior to the Maturity Date, a twelve month extension of the Maturity Date with respect to the Commitments then outstanding and (b) thereafter, at least 30 days but not more than 90 days prior to the Maturity Date (as extended pursuant to clause (a) of this sentence) a single additional twelve month extension of the Maturity Date with respect to the Commitments then outstanding (each, an “Extension Request”). The Administrative Agent shall promptly notify each Lender of such Extension Request and the Maturity Date in effect at such time shall, effective as of the applicable Extension Date (as defined below), be extended for an additional twelve month period, provided that, on such Extension Date the Administrative Agent shall have received (i) payment in full of the Extension Fee set forth in Section 2.08(d) and (ii) such certificates or other information as may be required pursuant to Section 3.02. “Extension Date” means, in the case of each extension option, the first date after the delivery by the Borrower of the related Extension Request that the conditions set forth in the immediately preceding sentence are satisfied. In the event that an extension is effected pursuant to this Section 2.16 (but subject to provisions of Sections 2.05, 2.06 and 6.01), the aggregate principal amount of all Advances shall be repaid in full ratably to the Lenders on the Maturity Date as so extended. As of the Extension Date, any and all references in this Agreement or any of the other Loan Documents to the “Maturity Date” shall refer to the Maturity Date as so extended.

Q.
Increase in the Aggregate Commitments

.

1.1.1.
The Borrower may, at any time after termination of the Delayed Draw Period, by written notice to the Administrative Agent, request an increase in the aggregate amount of the Commitments by not less than $25,000,000 (each such proposed increase, a “Commitment Increase”) to be effective as of a date that is at least 90 days prior to the Maturity Date (the

“Increase Date”) as specified in the related notice to the Administrative Agent; provided, however, that (i) in no event shall the aggregate amount of the Facility at any time exceed $350,000,000 and (ii) on the date of any request by the Borrower for a Commitment Increase and on the related Increase Date, the applicable conditions set forth in Article III shall be satisfied.
1.1.2.
The Administrative Agent shall promptly notify the Lenders and such other Eligible Assignees as are designated by the Borrower and are reasonably acceptable to the Administrative Agent of each request by the Borrower for a Commitment Increase, which notice shall include (i) the proposed amount of ~~the~~suchCommitment Increase, (ii) the proposed Increase Date and (iii) the date by which Lenders and such other Eligible Assignees wishing to participate in the Commitment Increase must commit to an increase in the amount of their respective Commitments or to establish their Commitments, as applicable (the “Commitment Date”). Each Lender and other Eligible Assignee that is willing to participate in such requested Commitment Increase shall, in its sole discretion, give written notice to the Administrative Agent on or prior to the Commitment Date of the amount by which it is willing to increase or establish, as applicable, its Commitment (each, a “Proposed Increased Commitment”). If the Lenders and such other Eligible Assignees notify the Administrative Agent that they are willing to increase (or establish, as applicable) the amount of their respective Commitments by an aggregate amount that exceeds the amount of the requested Commitment Increase, then the requested Commitment Increase shall be allocated to each Lender and such other Eligible Assignee willing to participate therein in an amount equal to such Commitment Increase multiplied by the ratio of each Lender’s and other Eligible Assignee’s Proposed Increased Commitment to the aggregate amount of all Proposed Increased Commitments. In no event, however, shall any Lender be required to participate in a Commitment Increase.
1.1.3.
Promptly following each Commitment Date, the Administrative Agent shall notify the Borrower as to the amount, if any, by which the Lenders and other Eligible Assignees are willing to participate in the applicable requested Commitment Increase; provided,however, that the Commitment of each such other Eligible Assignee shall be in an amount not less than $5,000,000 or an integral multiple of $1,000,000 in excess thereof.
1.1.4.
On each Increase Date, (x) each Eligible Assignee other than a Lender that accepts an offer to participate in a requested Commitment Increase in accordance with Section 2.17(b) (an “Acceding Lender”) shall become a Lender party to this Agreement as of such Increase Date and such Acceding Lender’s Commitment shall be governed by the terms and provisions of this Agreement and (y) the applicable Commitment of each Lender that is willing to participate in such requested Commitment Increase (each, an “Increasing Lender”) shall be so increased by the amount of such Commitment Increase (or by the amount allocated to such Lender pursuant to the penultimate sentence of Section 2.17(b)) as of such Increase Date; provided, however, that the Administrative Agent shall have received at or before 12:00 Noon (New York City time) on such Increase Date the following, each dated such date:
(1)
an accession agreement from each Acceding Lender, if any, in form and substance satisfactory to the Borrower and the Administrative Agent (each, an “Accession Agreement”), duly executed by such Acceding Lender, the Administrative Agent and the Borrower;
(2)
confirmation from each Increasing Lender of the increase in the amount of its Commitment in a writing satisfactory to the Borrower and the Administrative Agent, together with an amended Schedule I hereto as may be necessary for such Schedule I to be accurate and complete, certified as correct and complete by a Responsible Officer of the Borrower; and
(3)
such certificates or other information as may be required pursuant to Section 3.02.

On each Increase Date, upon fulfillment of the conditions set forth in the immediately preceding sentence of this Section 2.17(d), the Administrative Agent shall notify the Lenders (including, without limitation, each Acceding Lender) and the Borrower, at or before 1:00 P.M. (New York City time), by ~~telecopier~~posting such notice on an Approved Electronic Platform in accordance with Section 9.02(c), of the occurrence of the Commitment Increase to be effected on such Increase Date and shall record in the Register the relevant information with respect to each Increasing Lender and each Acceding Lender on such date.

R.
Defaulting Lenders

.

1.
If a Lender becomes, and during the period it remains, a Defaulting Lender, any amount paid by the Borrower or otherwise received by the Administrative Agent for the account of a Defaulting Lender under this Agreement (whether on account of principal, interest, fees, indemnity payments or other amounts) will not be paid or distributed to such Defaulting Lender, but will instead be retained by the Administrative Agent in a segregated non‑interest bearing account until (subject to Section 2.18(d)) the termination of the Commitments and payment in full of all obligations of the Borrower hereunder and will be applied by the Administrative Agent, to the fullest extent permitted by law, to the making of payments from time to time in the following order of priority: firstto the payment of any amounts owing by such Defaulting Lender to the Administrative Agent under this Agreement, secondto the payment of post‑default interest and then current interest due and payable to the Lenders hereunder other than Defaulting Lenders, ratably among them in accordance with the amounts of such interest then due and payable to them, third to the payment of fees then due and payable to the Non‑Defaulting Lenders hereunder, ratably among them in accordance with the amounts of such fees then due and payable to them, fourth to pay principal then due and payable to the Non‑Defaulting Lenders hereunder ratably in accordance with the amounts thereof then due and payable to them, fifth to the ratable payment of other amounts then due and payable to the Non‑Defaulting Lenders, and sixthafter the termination of the Commitments and payment in full of all obligations of the Borrower hereunder, to pay amounts owing under this Agreement to such Defaulting Lender or as a court of competent jurisdiction may otherwise direct.
2.
Anything herein to the contrary notwithstanding, if at any time the Required Lenders determine that the Person serving as the Administrative Agent is (without taking into account any provision in the definition of “Defaulting Lender” requiring notice from the Administrative Agent or any other party) a Defaulting Lender pursuant to clause (iv) of the definition thereof, the Required Lenders (determined after giving effect to Section 9.01) may by notice to the Borrower and such Person remove such Person as the Administrative Agent and appoint a replacement Administrative Agent hereunder, which appointment shall, provided that no Default or Event of Default shall have occurred and be continuing, be subject to the consent of the Borrower, such consent not to be unreasonably withheld, conditioned or delayed. Such removal will, to the fullest extent permitted by applicable law, be effective on the earlier of (i) the date a replacement Agent is appointed and (ii) the date 30 days after the giving of such notice by the Required Lenders (regardless of whether a replacement Agent has been appointed).
3.
The Borrower may terminate the unused amount of the Commitment of a Defaulting Lender upon not less than 30 days’ prior notice to the Administrative Agent (which will promptly notify the Lenders thereof), and in such event the provisions of Section 2.18(a) will apply to all amounts thereafter paid by the Borrower for the account of such Defaulting Lender under this Agreement (whether on account of principal, interest, fees, indemnity or other amounts), provided that such termination will not be deemed to be a waiver or release of any claim the Borrower, the Administrative Agent or any Lender may have against such Defaulting Lender.
4.
If the Borrower and the Administrative Agent agree in writing, in their discretion, that a Lender is no longer a Defaulting Lender or a Potential Defaulting Lender, as the case may be, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any amounts then held in the segregated account referred to in Section 2.18(a)), such Lender will, to the extent applicable, purchase at par such portion of outstanding Advances of the other Lenders and/or make such other adjustments as the Administrative Agent may determine to be necessary to cause the Facility Exposure of the Lenders to be on a pro rata basis in accordance with their respective Commitments, whereupon such Lender will cease to be a Defaulting Lender or Potential Defaulting Lender and will be a Non‑Defaulting Lender (and such Facility Exposure of each Lender will automatically be adjusted on a prospective basis to reflect the foregoing); provided, however, that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while such Lender was a Defaulting Lender; and provided further that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender or Potential Defaulting Lender to Non‑Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender’s having been a Defaulting Lender or Potential Defaulting Lender.
S.
Replacement of Lenders

. If any Lender requests compensation under Section 2.10, or if the Borrower is required to pay any additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.12 and, in each case, such Lender has declined or is unable to designate a different Applicable Lending Office, or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender (a “Departing Lender”) to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Sections 9.01(b) and 9.07, as applicable, in each case except to the extent provided in this Section 2.19), all of its interests, rights (other than its existing rights to payments pursuant to Section 2.10 or Section 2.12) and obligations under this Agreement and the other Loan Documents to a Replacement Lender that shall assume such obligations (which may be another Lender, if a Lender accepts such assignment), provided that:

a)
the Borrower shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 9.07;
b)
such Departing Lender shall have received payment of an amount equal to the outstanding principal of its Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents from the applicable Replacement Lender (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);
c)
in the case of any such assignment resulting from a claim for compensation under Section 2.10 or payments required to be made pursuant to Section 2.12, such assignment will result in a reduction in such compensation or payments thereafter;
d)
such assignment does not conflict with applicable law; and
e)
in the case of any assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable Replacement Lender shall have consented to the applicable amendment, waiver or consent.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. Each Departing Lender required to make an assignment pursuant to this Section 2.19 shall promptly execute and deliver an Assignment and Acceptance with the applicable Replacement Lender. If such Departing Lender does not execute and deliver to the Administrative Agent a duly completed Assignment and Acceptance and/or any other documentation necessary to reflect such replacement within a period of time deemed reasonable by the Administrative Agent after the later of (i) the date on which the Replacement Lender executes and delivers such Assignment and Acceptance and/or such other documentation and (ii) the date on which the Departing Lender receives all payments described in clause (b) of this Section 2.19, then such Departing Lender shall be deemed to have executed and delivered such Assignment and Acceptance and/or such other documentation as of such date and the Borrower shall be entitled (but not obligated) to execute and deliver such Assignment and Acceptance and/or such other documentation on behalf of such Departing Lender.

III.

CONDITIONS PRECEDENT TO CLOSING
A.
Conditions Precedent to Closing

. The obligation of each Lender to make its Advances hereunder and the effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent on or before the Closing Date:

a)
The Administrative Agent shall have received on or before the Closing Date the following, each dated such day (unless otherwise specified), in form and substance satisfactory to the Administrative Agent (unless otherwise specified) and (except for the Notes, as to which one original of each shall be sufficient) in sufficient copies for each Lender:
(a)
A Note duly executed by the Borrower and payable to the order of each Lender that has requested the same.
(b)
Completed requests for information dated a recent date, including UCC, judgment, tax, litigation and bankruptcy searches with respect to each applicable Loan Party, and, in the case of UCC searches, listing all effective financing statements filed in the jurisdictions specified by the Administrative Agent that name any Loan Party as debtor, together with copies of such financing statements.
(c)
This Agreement, duly executed by the Loan Parties and the other parties hereto.
(d)
Certified copies of the resolutions of the Board of Directors of the Parent on its behalf and on behalf of each Loan Party for which it is the ultimate signatory approving the transactions contemplated by the Loan Documents and each Loan Document to which it or such Loan Party is or is to be a party, and of all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect to the transactions under the Loan Documents and each Loan Document to which it or such Loan Party is or is to be a party.
(e)
A copy of a certificate of the Secretary of State (or equivalent authority) of the jurisdiction of incorporation, organization or formation of each Loan Party and of each general partner or managing member (if any) of each Loan Party, dated reasonably near the Closing Date, certifying, if and to the extent such certification is generally available for entities of the type of such Loan Party, (A) as to a true and correct copy of the charter, certificate of limited partnership, limited liability company agreement or other organizational document of such Loan Party, general partner or managing member, as the case may be, and each amendment thereto on file in such Secretary’s office, (B) that (1) such amendments are the only amendments to the charter, certificate of limited partnership, limited liability company agreement or other organizational document, as applicable, of such Loan Party, general partner or managing member, as the case may be, on file in such Secretary’s office, (2) such Loan Party, general partner or managing member, as the case may be, has paid all franchise taxes to the date of such certificate and (C) such Loan Party, general partner or managing member, as the case may be, is duly incorporated, organized or formed and in good standing or presently subsisting under the laws of the jurisdiction of its incorporation, organization or formation.
(f)
A copy of a certificate of the Secretary of State (or equivalent authority) of each jurisdiction in which any Loan Party owns or leases property or in which the conduct of its business requires it to qualify or be licensed as a foreign corporation except where the failure to so qualify or be licensed could not reasonably be expected to result in a Material Adverse Effect, dated reasonably near (but prior to) the Closing Date, stating that such Loan Party is duly qualified and in good standing as a foreign corporation, limited partnership or limited liability company in such State and has, if applicable, filed all annual reports required to be filed to the date of such certificate.
(g)
A certificate of each Loan Party and of each general partner or managing member (if any) of each Loan Party, signed on behalf of such Loan Party, general partner or managing member, as applicable, by its Secretary, Assistant Secretary or Responsible Officer (or those of its general partner or managing member, if applicable) dated the Closing Date, certifying as to (A) the absence of any amendments to the constitutive documents of such Loan Party, general partner or managing member, as applicable, since the date of the certificate referred to in Section 3.01(a)(v) (or including a copy of such amendment), (B) a true and correct copy of the bylaws, operating agreement, partnership agreement or other governing document of such Loan Party, general partner or managing member, as applicable, as in effect on the date on which the resolutions referred to in Section 3.01(a)(iv) were adopted and on the Closing Date, (C) the due incorporation, organization or formation and good standing or valid existence of such Loan Party, general partner or managing member, as applicable, as a corporation, limited liability company or partnership organized under the laws of the jurisdiction of its incorporation, organization or formation and the absence of any proceeding for the dissolution or liquidation of such Loan Party, general partner or managing member, as applicable, (D) the truth of the representations and warranties contained in the Loan Documents in all material respects (unless qualified as to materiality or Material Adverse Effect, in which case such representations and warranties shall be true and correct in all respects) and (E) the absence of any event occurring and continuing that constitutes a Default.
(h)
A certificate of the Secretary or an Assistant Secretary of each Loan Party (or Responsible Officer of the general partner or managing member of any Loan Party) and of each general partner or managing member (if any) of each Loan Party certifying the names and true signatures of the officers of such Loan Party, or of the general partner or managing member of such Loan Party, authorized to sign each Loan Document to which it is or is to be a party and the other documents to be delivered hereunder and thereunder.
(i)
Such financial, business and other information regarding each Loan Party and its Subsidiaries as the Lenders shall have reasonably requested, including, without limitation, information as to possible contingent liabilities, tax matters, environmental matters, obligations under Plans, Multiemployer Plans and Welfare Plans, collective bargaining agreements and other arrangements with employees, historical operating statements (if any), audited annual financial statements for the year ending December 31,

2015 of the Parent, interim financial statements dated the end of the most recent fiscal quarter for which financial statements are available (or, in the event the Lenders’ due diligence review reveals material changes since such financial statements, as of a later date within 45 days of the day of the Initial Borrowing) and financial projections for the Parent’s consolidated operations.
(j)
Evidence that all insurance required to be maintained pursuant to the Loan Documents has been obtained and is in effect.
(k)
An opinion of Goodwin Procter LLP, counsel for the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent.
(l)
A certificate signed by a Responsible Officer of the Borrower, dated the Closing Date, stating that the Parent is in compliance with the covenants contained in Section 5.04, together with supporting information in form reasonably satisfactory to the Administrative Agent showing the computations used in determining compliance with such covenants (such computations to be made on a pro forma basis with reference to the six month period ending June 30, 2016).
b)
Evidence that all Existing Debt, other than Surviving Debt, has been (or concurrently therewith is being) prepaid, redeemed or defeased in full or otherwise satisfied and extinguished.
c)
[Reserved].
d)
After giving effect to the transactions contemplated by the Loan Documents, there shall have occurred no Material Adverse Change since December 31, 2015.
e)
There shall exist no action, investigation, litigation or proceeding affecting any Loan Party or any of its Subsidiaries pending or threatened before any court, governmental agency or arbitrator that (i) could reasonably be expected to result in a Material Adverse Effect other than the matters described on Schedule 4.01(f) hereto (the “Material Litigation”) or (ii) purports to affect the legality, validity or enforceability of any Loan Document or the consummation of the transactions contemplated thereby, and there shall have been no material adverse change in the status, or financial effect on any Loan Party or any of its Subsidiaries, of the Material Litigation from that described on Schedule 4.01(f) hereto.
f)
All material governmental and third party consents and approvals necessary in connection with the transactions contemplated by the Loan Documents shall have been obtained (without the imposition of any conditions that are not acceptable to the Lenders) and shall remain in effect, and no law or regulation shall be applicable in the reasonable judgment of the Lenders that restrains, prevents or imposes materially adverse conditions upon the transactions contemplated by the Loan Documents.
g)
The Borrower shall have paid all accrued fees of the Administrative Agent and the Lenders and all reasonable, out‑of‑pocket expenses of the Administrative Agent (including the reasonable fees and expenses of counsel to the Administrative Agent).
B.
Conditions Precedent to Each Borrowing, Extensionand Increase

. The obligation of each Lender to make an Advance on the occasion of each Borrowing (including the Initial Borrowing) and the right of the Borrower to request an extension of the Maturity Date pursuant to Section 2.16 or a Commitment Increase pursuant to Section 2.17 shall be subject to the satisfaction of the conditions set forth in Section 3.01 (to the extent not previously satisfied pursuant to that Section) and such further conditions precedent that on the date of such Borrowing, Extension Date or increase (i) (A) the

Administrative Agent shall have received for the account of such Lender a Notice of Borrowing, a notice requesting an extension of the Maturity Date or a notice requesting a Commitment Increase and (B) the following statements shall be true and the Administrative Agent shall have received for the account of such Lender (to the extent not previously included in an applicable Notice of Borrowing) a certificate signed by a Responsible Officer of the Borrower, dated the date of such Borrowing, Extension Date or increase, stating that:

a)
the representations and warranties contained in each Loan Document are true and correct on and as of such date in all material respects (unless (i) qualified as to materiality or Material Adverse Effect, in which case such representations and warranties shall be true and correct in all respects and/or (ii) to the extent that the same are no longer true and correct as a result of changes in facts and circumstances that do not constitute, or result from, a breach by the Borrower of any of its covenants and do not otherwise constitute or result in a Default or Event of Default) (and except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date, and except further to the extent any such representations and warranties that are no longer true and correct as a result of factual changes since the Closing Date that are permitted under this Agreement), before and after giving effect to (1) such Borrowing, extension or increase, and (2) in the case of any Borrowing, the application of the proceeds therefrom, as though made on and as of such date (except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date);
b)
no Default or Event of Default has occurred and is continuing, or would result from (1) such Borrowing, extension or increase or (2) in the case of any Borrowing, from the application of the proceeds therefrom; and
c)
for each Borrowing, extension or increase, before and after giving effect to such Borrowing, extension or increase, the Parent shall be in compliance with the covenants contained in Section 5.04, together with supporting information in form reasonably satisfactory to the Administrative Agent showing the computations used in determining compliance with such covenants;

and (ii) the Administrative Agent shall have received such other approvals, opinions or documents as any Lender through the Administrative Agent may reasonably request in order to confirm (A) the accuracy of the Loan Parties’ representations and warranties contained in the Loan Documents, (B) the Loan Parties’ timely compliance with the terms, covenants and agreements set forth in the Loan Documents, (C) the absence of any Default or Event of Default and (D) the rights and remedies of the Administrative Agent or any Lender or the ability of the Loan Parties to perform their Obligations under the Loan Documents.

C.
Determinations Under Sections 3.01 and 3.02

. For purposes of determining compliance with the conditions specified in Sections 3.01 and 3.02, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Administrative Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from such Lender prior to the Closing Date (in the case of Section 3.01) or the applicable Borrowing, Extension Date or increase (in the case of Section 3.02) specifying its objection thereto and, in the case of a Borrowing, such Lender shall not have made available to the Administrative Agent such Lender’s ratable portion of such Borrowing.

IV.

REPRESENTATIONS AND WARRANTIES
A.
Representations and Warranties of the Loan Parties

. Each Loan Party represents and warrants as follows:

a)
Organization and Powers; Qualifications and Good Standing. Each Loan Party and each of its Restricted Subsidiaries (i) is a corporation, limited liability company or partnership duly incorporated, organized or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation, organization or formation except, with respect to any Restricted Subsidiary that is not a Necessary Borrower Party, where the failure to do so could not reasonably be expected to result in a Material Adverse Effect, (ii) is duly qualified and in good standing as a foreign corporation, limited liability company or partnership in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed could not reasonably be expected to result in a Material Adverse Effect and (iii) has all requisite corporate, limited liability company or partnership power and authority (including, without limitation, all governmental licenses, permits and other approvals) to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect. All of the outstanding Equity Interests in each Necessary Borrower Party and each Necessary Borrower Party’s Subsidiaries have been validly issued, are fully paid and non‑assessable. As of the ~~Fourth Amendment~~ Effective Date, the Parent directly owns not less than 59% of the limited partnership interests in the Borrower. The Parent directly owns all of the general partnership interests in the Borrower. All Equity Interests in the Borrower that are directly or indirectly owned by the Parent ~~Guarantor~~ are owned free and clear of all Liens. From and after the Effective Date, the Parent qualifies as a REIT and is in compliance with all requirements and conditions imposed under the Internal Revenue Code to allow the Parent to maintain its status as a REIT.
b)
Subsidiaries. Set forth on Schedule 4.01(b) hereto (as the same is supplemented or otherwise updated from time to time in accordance with the Loan Documents) is a complete and accurate list of all Subsidiaries of the Parent, showing as of the Closing Date, and as of each other date such Schedule 4.01(b) is supplemented or otherwise updated as and to the extent expressly required hereunder pursuant to Section 5.01(j)(iv) or Section 5.03(i), in each case as to each such Subsidiary, (i) the jurisdiction of its incorporation, organization or formation, (ii) and the address of the principal office of each such Subsidiary, (iii) the percentage of each class of its Equity Interests owned (directly or indirectly) by such Loan Party, (iv) an identification of which such Subsidiaries are Guarantors hereunder, an identification of which Subsidiaries are Restricted Subsidiaries and which are Unrestricted Subsidiaries and (v) an identification of which Unencumbered Assets (if any) are owned by each such Restricted Subsidiary. All of the outstanding Equity Interests in each Necessary ~~Loan~~Borrower Party and each Necessary ~~Loan~~BorrowerParty’s Subsidiaries has been validly issued, are fully paid and non‑assessable and to the extent owned by such Loan Party or one or more of its Subsidiaries, are owned by such Loan Party or Subsidiaries free and clear of all Liens (other than Permitted Liens).
c)
Due Authorization; No Conflict. The execution and delivery by each Loan Party of each Loan Document to which it is or is to be a party, and the performance of its obligations thereunder and the other transactions contemplated by the Loan Documents, are within the corporate, limited liability company or partnership powers of such Loan Party, general partner or managing member, have been duly authorized by all necessary corporate, limited liability company or partnership action, and do not (i) contravene the charter or bylaws, operating agreement, partnership agreement or other governing document of such Loan Party, general partner or managing member, (ii) violate any law, rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award to the extent the violation of which could reasonably be expected to result in a Material Adverse Effect, (iii) conflict with or result in the breach of, or constitute a default to be made under, any Material Contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties, or any general partner or managing member of any Loan Party, except to the extent the same could not reasonably be expected to cause a Material Adverse Change or (iv) except for the Liens created under the Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Restricted Subsidiaries. No Loan Party or any of its Subsidiaries is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which could reasonably be expected to result in a Material Adverse Effect.
d)
Authorizations and Consents. No material authorization or material approval or other material action by, and no material notice to or filing with, any Governmental Authority or regulatory body or any other third party is required for the due execution, delivery, recordation, filing or performance by any Loan Party of any Loan Document to which it is or is to be a party.
e)
Binding Obligation. This Agreement has been, and each other Loan Document when delivered hereunder will have been, duly executed and delivered by each Loan Party and general partner or managing member (if any) of each Loan Party party thereto. This Agreement is, and each other Loan Document when delivered hereunder will be, the legal, valid and binding obligation of each Loan Party and general partner or managing member (if any) of each Loan Party party thereto, enforceable against such Loan Party, general partner or managing member, as the case may be, in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors’ rights generally and by general principles of equity.
f)
Litigation. There is no action, investigation, litigation or proceeding affecting any Loan Party or any of its Subsidiaries or any general partner or managing member (if any) of any Loan Party, including any Environmental Action, pending or, to any Loan Parties’ knowledge, threatened before any court, governmental agency or arbitrator that (i) could reasonably be expected to result in a Material Adverse Effect (other than the Material Litigation) or (ii) could reasonably be expected to affect the legality, validity or enforceability of any Loan Document.
g)
Financial Condition. The Consolidated statement of assets, liabilities and capital of the Parent as at December 31, 2015 and the related Consolidated statement of operations and Consolidated statement of cash flows of the Parent for the Fiscal Year then ended, accompanied by unqualified opinions of PricewaterhouseCoopers LLP, independent public accountants, and the Consolidated assets, liabilities and capital of the Parent as at June 30, 2016, and the related Consolidated statement of operations and Consolidated statement of cash flows of the Parent for the six months then ended, copies of which have been furnished to each Lender, fairly present in all material respects, subject, in the case of such assets, liabilities and capital as at June 30, 2016, and such statement of operations and cash flows for the six months then ended, to year‑end audit adjustments, the Consolidated financial condition of the Parent as at such dates and the Consolidated results of operations of the Parent for the periods ended on such dates, all in accordance with generally accepted accounting principles applied on a consistent basis. Since December 31, 2015 there has been no Material Adverse Change.
h)
Forecasts. The Consolidated forecasted balance sheets, statements of income and statements of cash flows of the Parent and its Subsidiaries delivered to the Lenders pursuant to Section 3.01(a)(ix) or 5.03 were prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed by the Parent to be reasonable at the time (it being understood and agreed that any such Projections and any other forward looking information are subject to uncertainties and contingencies, some of which are or may be beyond your control, that no assurance is given that any particular Projections will be realized, that actual results may differ and that such differences may be material, and that such assumptions may, in retrospect, be deemed to have been unreasonable when made).
i)
Full Disclosure. None of the information, exhibit or report furnished by or on behalf of any Borrower Party to the Administrative Agent or any Lender in connection with the negotiation and syndication of the Loan Documents or pursuant to the terms of the Loan Documents (in each case, as modified or supplemented by other information so furnished), at the time so furnished and taken as a whole contained any material misstatement of fact or omitted to state a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.
j)
Margin Regulations. No Loan Party is engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no proceeds of any Advance will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock.
k)
Certain Governmental Regulations. Neither any Loan Party nor any of its Subsidiaries nor any general partner or managing member of any Loan Party, as applicable, is an “investment company”, or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended. Without limiting the generality of the foregoing, each Loan Party and each of its Subsidiaries and each general partner or managing member of any Loan Party, as applicable: (i) is primarily engaged, directly or through a wholly‑owned subsidiary or subsidiaries, in a business or businesses other than that of (A) investing, reinvesting, owning, holding or trading in securities or (B) issuing face‑amount certificates of the installment type; (ii) is not engaged in, does not propose to engage in and does not hold itself out as being engaged in the business of (A) investing, reinvesting, owning, holding or trading in securities or (B) issuing face‑amount certificates of the installment type; (iii) does not own or propose to acquire investment securities (as defined in the Investment Company Act of 1940, as amended) having a value exceeding forty percent (40%) of the value of such company’s total assets (exclusive of government securities and cash items) on an unconsolidated basis; (iv) has not in the past been engaged in the business of issuing face‑amount certificates of the installment type; and (v) does not have any outstanding face‑amount certificates of the installment type.
l)
Materially Adverse Agreements. Neither any Loan Party nor any of its Subsidiaries is a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any charter, corporate, partnership, membership or other governing restriction that could reasonably be expected to result in a Material Adverse Effect (absent a material default under a Material Contract).
m)
[Omitted].
n)
[Omitted].
o)
Liens. Set forth on Schedule 4.01(o) hereto is a complete and accurate list of (i) all Liens on the property or assets of any Borrower Party securing Debt for borrowed money, and (ii) all Liens on the property or assets of any non‑Borrower Party Subsidiaries securing Debt for borrowed money; in each case showing as of the date hereof the lienholder thereof, the principal amount of the obligations secured thereby and the property or assets of such Borrower Party or such Subsidiary subject thereto, provided however, that easements and other real property restrictions, covenants and conditions of record (exclusive of Liens securing Debt for borrowed money) shall not be listed on Schedule 4.01(o).

p)
Real Property. (i)(i) Set forth on Part I of Schedule 4.01(p) hereto (as the same is supplemented or otherwise updated from time to time in accordance with the Loan Documents) is a complete and accurate list of all Real Property owned in fee by any Loan Party or any of its Subsidiaries or subject to a Qualified Ground Lease, showing as of the Closing Date, and as of each other date such Schedule 4.01(p) is supplemented or otherwise updated as and to the extent expressly required hereunder pursuant to Section 5.01(j)(iv) or 5.03(i), the street address, state, and the record owner. As of the applicable date, each Necessary Borrower Party that owns any such Real Property has good, marketable and insurable fee simple title to such Real Property, free and clear of all Liens, other than Permitted Liens.
(i)
Set forth on Part II of Schedule 4.01(p) hereto (as the same is supplemented or otherwise updated from time to time in accordance with the Loan Documents) is a complete and accurate list of all leases of Real Property under which any Loan Party or any of its Restricted Subsidiaries is the lessee, showing as of the Closing Date, and as of each other date such Schedule 4.01(p) is supplemented or otherwise updated as and to the extent expressly required hereunder pursuant to Section 5.01(j)(iv) or Section 5.03(i), the street address, state, lessor, lessee, expiration date and annual rental cost thereof. Each such lease is the legal, valid and binding obligation of the lessor thereof, enforceable in accordance with its terms except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(b)
Each Unencumbered Asset owned by a Necessary Borrower Party satisfies all of the Unencumbered Asset Conditions.
q)
Environmental Matters.
(1)
Except as otherwise set forth on Part I of Schedule 4.01(q) hereto or as could not reasonably be expected to have a Material Adverse Effect, the operations and properties of each Loan Party and each of its Subsidiaries comply in all material respects with all applicable Environmental Laws and Environmental Permits, all past material non‑compliance with such Environmental Laws and Environmental Permits has been resolved without ongoing material obligations or costs, and, to the knowledge of the Borrower, no circumstances exist that could be reasonably likely to (A) form the basis of an Environmental Action against any Loan Party or any of its Subsidiaries or any of their properties or (B) cause any such property to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law.
(2)
Except as otherwise set forth on Part II of Schedule 4.01(q) hereto or as could not reasonably be expected to have a Material Adverse Effect, none of the properties currently or formerly owned or operated by any Loan Party or any of its Subsidiaries is listed or, to the knowledge of each Loan Party and its Subsidiaries, proposed for listing on the NPL or on the CERCLIS or any analogous foreign, state or local list or is adjacent to any such listed property; there are no underground or above ground storage tanks or any surface impoundments, septic tanks, pits, sumps or lagoons in which Hazardous Materials are being or have been treated, stored or disposed on any property currently owned or operated by any Loan Party or any of its Subsidiaries; there is no asbestos or asbestos‑containing material on any property currently owned or operated by any Loan Party or any of its Subsidiaries except for any non‑friable asbestos‑containing material that is being managed pursuant to, and in compliance with, an operations and maintenance plan and that does not currently require removal, remediation, abatement or encapsulation under Environmental Law; and, to the knowledge of the Borrower, Hazardous Materials have not been released, discharged or disposed of in any material amount or in violation of any Environmental Law or Environmental Permit on any property currently owned or operated by any Loan Party or any of its Subsidiaries or, to the knowledge of each Loan Party and its Subsidiaries, during the period of their ownership or operation thereof, on any property formerly owned or operated by any Loan Party or any of its Subsidiaries.

(3)
Except as otherwise set forth on Part III of Schedule 4.01(q) hereto or as could not reasonably be expected to have a Material Adverse Effect, neither any Loan Party nor any of its Subsidiaries is undertaking, and has not completed, either individually or together with other potentially responsible parties, any investigation or assessment or remedial or response action relating to any actual or threatened release, discharge or disposal of Hazardous Materials at any site, location or operation, either voluntarily or pursuant to the order of any governmental or regulatory authority or the requirements of any Environmental Law; all Hazardous Materials generated, used, treated, handled or stored at, or transported to or from, any property currently or formerly owned or operated by any Loan Party or any of its Subsidiaries have been disposed of in compliance with applicable law; and, with respect to any property formerly owned or operated by any Loan Party or any of its Subsidiaries, all Hazardous Materials generated, used, treated, handled, stored or transported by or, to the knowledge of each Loan Party and its Subsidiaries, on behalf of any Loan Party or any of its Subsidiaries have been disposed of in compliance with applicable law.
r)
Compliance with Laws. Each Loan Party and each Subsidiary is in compliance with the requirements of all laws, rules and regulations (including, without limitation, the Securities Act and the Securities Exchange Act, and the applicable rules and regulations thereunder, state securities law and “Blue Sky” laws) applicable to it and its business, where the failure to so comply could reasonably be expected to result in a Material Adverse Effect.
s)
Force Majeure. Neither the business nor the properties of any Loan Party or any of its Subsidiaries are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that could reasonably be expected to result in a Material Adverse Effect.
t)
Loan Parties’ Credit Decisions. Each Loan Party has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement (and in the case of the Guarantors, to give the guaranty under this Agreement) and each other Loan Document to which it is or is to be a party, and each Loan Party has established adequate means of obtaining from each other Loan Party on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the business, condition (financial or otherwise), operations, performance, properties and prospects of such other Loan Party.
u)
Solvency. The Loan Parties, taken as a whole and on a Consolidated basis, are Solvent.
v)
Sarbanes‑Oxley. No Loan Party has made any extension of credit to any of its directors or executive officers in contravention of any applicable restrictions set forth in Section 402(a) of Sarbanes‑Oxley.
w)
ERISA Matters.
(1)
Set forth on Schedule 4.01(w) hereto is a complete and accurate list of all Plans and Welfare Plans.
(2)
No ERISA Event has occurred within the preceding five plan years or is reasonably expected to occur with respect to any Plan that has resulted in or is reasonably expected to result in a Material Adverse Effect.
(3)
Schedule B (Actuarial Information) to the most recent annual report (Form 5500 Series) for each Plan, copies of which have been filed with the Internal Revenue Service and furnished to the Lenders, is complete and accurate and fairly presents the funding status of such Plan as of the date of such Schedule B, and since the date of such Schedule B there has been no material adverse change in such funding status.
(4)
Neither any Loan Party nor any ERISA Affiliate has incurred or is reasonably expected to incur any Withdrawal Liability to any Multiemployer Plan, except as could not reasonably be expected to result in a Material Adverse Effect.
(5)
Neither any Loan Party nor any ERISA Affiliate has been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or has been terminated, within the meaning of Title IV of ERISA, and no such Multiemployer Plan is reasonably expected to be in reorganization or to be terminated, within the meaning of Title IV of ERISA, except as could not reasonably be expected to result in a Material Adverse Effect.

~~(x) Anti-Money Laundering/International Trade Law Compliance. No Covered Entity is a Sanctioned Person. No Covered Entity, either in its own right or through any third party: (i) has any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law; (ii) does business in or with, or derives any of its income from investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law; (iii) engages in any dealings or transactions prohibited by any Anti-Terrorism Law or (iv) will use proceeds of the Facility to fund any operations in, finance any investments or activities in, or, make any payments to, a Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law.~~

x)
OFAC. (i) None of the Parent, the Borrower, any Subsidiary Guarantor, or any of their respective Subsidiaries or, to their knowledge, any director, officer, employee, agent or Affiliate thereof, is a Person that is, or is owned or controlled by Persons that are: (A) the subject of any sanctions administered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the U.S. Department of State, the United Nations Security Council, the European Union, His Majesty’s Treasury or other relevant sanctions authority (collectively, “Sanctions”), or (B) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions. Neither the Borrower nor any of its Subsidiaries have within the preceding five years knowingly engaged in, or is now knowingly engaged in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was, or whose government is or was, the subject of Sanctions.
y)
Patriot Act. Each of the Loan Parties and their Subsidiaries is in compliance in all material respects with the Trading with the Enemy Act and the Patriot Act.
z)
Anti‑Corruption Laws. None of the Parent, the Borrower, any Subsidiary Guarantor, or any of their respective Subsidiaries or, to the knowledge the Parent, the Borrower and the Subsidiary Guarantors, any director, officer, employee, agent or Affiliate thereof, is in violation of any Anti‑Corruption Laws.
~~aa)~~
~~(y)~~ Taxes. The Borrower and its Restricted Subsidiaries have filed all Tax returns which are required to be filed and have paid all Taxes due pursuant to said returns or pursuant to any assessment received by the Borrower or any of such Subsidiaries except (a) such Taxes, if any, that are subject to a Good Faith Contest and (b) to the extent the failure to so file any such returns or to pay any such Taxes could not reasonably be expected to have a Material Adverse Effect. As of the Closing Date, no Tax liens (other than Permitted Liens) have been filed and no claims are being asserted with respect to such Taxes. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries, taken as a whole, in respect of any Taxes, are adequate.

~~bb)~~
~~(z)~~ Intellectual Property. Except as could not reasonably be expected to have a Material Adverse Effect:
(a)
The Borrower and each of its Restricted Subsidiaries owns or has the right to use, under valid license agreements or otherwise, all material patents, licenses, franchises, trademarks, trademark rights, trade names, trade name rights, trade secrets and copyrights (collectively, “Intellectual Property”) necessary to the conduct of their respective businesses as now conducted and as contemplated by the Loan Documents, without known conflict with any patent, license, franchise, trademark, trade secret, trade name, copyright, or other proprietary right of any other Person;
(b)
The Borrower and each of its Restricted Subsidiaries have taken all such steps as they deem reasonably necessary to protect their respective rights under and with respect to such Intellectual Property;
(c)
No claim has been asserted by any Person with respect to the use of any Intellectual Property by the Borrower or any of its Restricted Subsidiaries, or challenging or questioning the validity or effectiveness of any Intellectual Property; and
(d)
The use of such Intellectual Property by the Borrower and each of its Restricted Subsidiaries does not infringe on the rights of any Person, subject to such claims and infringements as do not, in the aggregate, give rise to any material liabilities on the part of the Borrower or any of its Restricted Subsidiaries.
~~cc)~~
~~(aa)~~ Beneficial Ownership. The Borrower is in compliance in all material respects with any applicable requirements of the Beneficial Ownership Regulation. The information included in the most recent Beneficial Ownership Certification, if any, delivered by the Borrower is true and correct in all respects.
V.

COVENANTS OF THE LOAN PARTIES
A.
Affirmative Covenants

. So long as any Advance or any other Obligation of any Loan Party under any Loan Document shall remain unpaid or any Lender shall have any Commitment hereunder, each Loan Party will:

a)
Compliance with Laws, Etc. Comply, and cause each of its Subsidiaries to comply, in all material respects, with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, compliance with ERISA ~~and~~, the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970, and all applicable Sanctions and Anti-Corruption Laws, except where such non-compliance could not reasonably be expected to result in a Material Adverse Effect.
b)
Payment of Taxes, Etc. Pay and discharge, and cause each of its Restricted Subsidiaries to pay and discharge, before the same shall become delinquent, (i) all Taxes imposed upon it or upon its property and (ii) all lawful claims that, if unpaid, might by law become a Lien upon its property; provided, however, that neither the Loan Parties nor any of their Subsidiaries shall be required to pay or discharge any such Tax or claim that is the subject of a Good Faith Contest.
c)
Compliance with Environmental Laws. Comply, and cause each of its Subsidiaries and all lessees and other Persons operating or occupying its properties to comply, in all material respects, with all applicable Environmental Laws and Environmental Permits, except where such non-compliance could not reasonably expected to result in a Material Adverse Effect; obtain and renew and cause each of its Subsidiaries to obtain and renew all Environmental Permits necessary for its operations and properties, except where the failure to do so could not reasonably expected to result in a Material Adverse Effect; and conduct, and cause each of its Subsidiaries to conduct, any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from any of its properties in material compliance with the requirements of all Environmental Laws, except where the failure to do so could not reasonably expected to result in a Material Adverse Effect; provided, however, that neither the Loan Parties nor any of their Subsidiaries shall be required to undertake any such cleanup, removal, remedial or other action to the extent that its obligation to do so is the subject of a Good Faith Contest.
d)
Maintenance of Insurance. Maintain, and cause each of its Restricted Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as shall be commercially reasonable and in accordance with customary and general practices of companies engaged in similar businesses and owning similar properties in the same general areas in which such Loan Party or such Subsidiaries operate. The Parent and the Borrower shall from time to time deliver to the Administrative Agent upon written request a list in reasonable detail, together with copies of all policies (or other available evidence) of the insurance then in effect, stating the names of the insurance companies, the coverages and amounts of such insurance, the dates of the expiration thereof and the properties and risks covered thereby.
e)
Preservation of Partnership or Corporate Existence, Etc. Preserve and maintain, and cause each of its Restricted Subsidiaries to preserve and maintain, its existence (corporate or otherwise), legal structure, legal name, rights (charter and statutory), permits, licenses, approvals, privileges and franchises except, in the case of Restricted Subsidiaries of the Borrower only, if such failure to preserve and maintain such rights or franchises could not reasonably be expected to result in a Material Adverse Effect or cause any Unencumbered Asset to fail to continue to meet the Unencumbered Asset Conditions (it being understood that the foregoing shall not prohibit, or be violated as a result of, any addition or removal of an Unencumbered Asset permitted under Section 5.01(j) below or any transactions by or involving any Loan Party or Subsidiary thereof otherwise permitted under Section 5.02 below).
f)
Visitation Rights. At any reasonable time and from time to time, permit any of the Administrative Agent or Lenders, or any agent or representatives thereof, upon reasonable prior notice and during regular business hours, to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, any Loan Party and any of its Restricted Subsidiaries, and to discuss the affairs, finances and accounts of any Loan Party and any of its Restricted Subsidiaries with any of their general partners, managing members, officers or directors and with their independent certified public accountants; provided, however, that so long as no Event of Default shall have occurred and be continuing, the Borrower shall only be responsible for the costs and expenses of one such visit by the Administrative Agent in any Fiscal Year.
g)
Keeping of Books. Keep, and cause each of its Restricted Subsidiaries to keep, proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of such Loan Party and each such Subsidiary in accordance with GAAP.
h)
Maintenance of Properties, Etc. Maintain and preserve, and cause each of its Restricted Subsidiaries to maintain and preserve, all of its properties that are used or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted and will from time to time make or cause to be made all appropriate repairs, renewals and replacement thereof except where failure to do any of the foregoing could not reasonably be expected to result in a Material Adverse Effect.

i)
Transactions with Affiliates. Conduct, and cause each of its Restricted Subsidiaries to conduct, all transactions otherwise permitted under the Loan Documents with any of their Affiliates (other than transactions exclusively among or between the Borrower and/or one or more of the Guarantors) on terms that are fair and reasonable and no less favorable, when taken as a whole, to such Loan Party or such Subsidiary than it would obtain in a comparable arm’s‑length transaction with a Person not an Affiliate.
j)
Addition and Removal of Unencumbered Assets; Additional Guarantors. In connection with the addition and removal of Unencumbered Assets, comply with the following provisions:
(a)
If the Borrower elects, in its sole discretion, to add an additional Asset as an Unencumbered Asset, the Borrower shall deliver (A) a certificate to the Administrative Agent, signed by a Responsible Officer of the Borrower, designating such additional Asset as an Unencumbered Asset and dated as of the date of such designation, stating that after giving effect to such designation, the Parent shall be in compliance with the covenants contained in Section 5.04, together with supporting information in form reasonably satisfactory to the Administrative Agent showing the computations used in determining compliance with such covenants and (B) an updated Schedule II listing each Unencumbered Asset as of the date such Asset is added as an Unencumbered Asset hereunder; provided, however, that no Asset shall be included as an Unencumbered Asset unless such Asset satisfies the Unencumbered Asset Conditions or the Required Lenders have consented in writing to such inclusion.
(b)
Notwithstanding anything contained herein to the contrary, to the extent any Asset previously qualifying as an Unencumbered Asset ceases to meet the Unencumbered Asset Conditions (except to the extent such failure to meet the Unencumbered Asset Conditions has been consented to in writing by the Required Lenders), such Asset shall be immediately removed from all financial covenant related calculations contained herein. Any such Asset shall immediately cease to be an “Unencumbered Asset” hereunder and the Borrower shall deliver (A) a certificate to the Administrative Agent, signed by a Responsible Officer of the Borrower, removing such Asset as an Unencumbered Asset and dated as of the date of such designation, stating that after giving effect to such removal, the Parent shall be in compliance with the covenants contained in Section 5.04, together with supporting information in form satisfactory to the Administrative Agent showing the computations used in determining compliance with such covenants and (B) an updated Schedule II listing each Unencumbered Asset as of the date such Asset has been removed as an Unencumbered Asset hereunder.
(c)
The Borrower may voluntarily designate, by giving written notice thereof to the Administrative Agent (such designation to be effective upon receipt by the Administrative Agent of such written notice), any Unencumbered Asset as a non‑Unencumbered Asset, including, without limitation, as permitted by Section 5.02(e)(ii), and the Borrower shall deliver (A) a certificate to the Administrative Agent, signed by a Responsible Officer of the Borrower, designating such Unencumbered Asset as a non-Unencumbered Asset, and dated as of the date of such designation, stating that after giving effect to such designation, the Parent shall be in compliance with the covenants contained in Section 5.04, together with supporting information in form reasonably satisfactory to the Administrative Agent showing the computations used in determining compliance with such covenants and (B) an updated Schedule II listing each Unencumbered Asset as of the date such Asset has been removed as an Unencumbered Asset hereunder; provided,however, that the Borrower shall be deemed to have voluntarily designated any applicable Unencumbered Asset as a non-Unencumbered Asset hereunder upon (I) receipt by the Administrative Agent of an Early Release Request with respect to the Subsidiary Guarantor that owns such Unencumbered Asset in accordance with Section 9.14(b) or (II) receipt by the Administrative Agent of a Designation Notice with respect to the Subsidiary Guarantor that owns such Unencumbered Asset, designating or redesignating such Subsidiary Guarantor as an Unrestricted Subsidiary, in accordance with Section 5.01(n). Further, if after giving effect to the designation by the Borrower of any Unencumbered Asset as a non-Unencumbered Asset pursuant to this clause (iii), the Guarantor that directly owns or leases such Unencumbered Asset does not own or lease any other Unencumbered Asset, the Administrative Agent shall, upon the request of the Borrower and at the Borrower’s expense, promptly release such Guarantor from the Guaranty, so long as such release will not result in the Obligations of the Loan Parties under the Loan Documents to fail to be pari passu with any Pari Passu Obligations of the Loan Parties.
(d)
Subject to Section 9.14 and as a condition to the addition of an Asset as an Unencumbered Asset hereunder, (x) concurrently with the delivery of a certificate adding an Unencumbered Asset directly owned or leased by a Subsidiary of a Loan Party pursuant to clause (i) above, or, (y) within ten days after the formation or acquisition of any new direct or indirect Subsidiary of a Loan Party that directly owns or leases an Unencumbered Asset, the Borrower shall cause each such Subsidiary to (A) duly execute and deliver to the Administrative Agent a Guaranty Supplement in substantially the form of Exhibit C hereto, or such other guaranty supplement in form and substance reasonably satisfactory to the Administrative Agent, guaranteeing the other Loan Parties’ Obligations under the Loan Documents and (B) deliver to the Administrative Agent supplements to Schedules 4.01(b) or 4.01(p) (or the factual information needed to update such Schedules) solely to the extent necessary due to any changes in factual matters specifically related to the addition of such Subsidiary or Subsidiaries as a Subsidiary Guarantor or the addition of such Asset (so long as such changes in factual matters shall in no event comprise a Default or an Event of Default).
(e)
Any Subsidiary of the Parent that becomes a guarantor or borrower in respect of any of the Obligations under a Senior Financing Transaction shall be required to become a Guarantor hereunder and shall promptly execute and deliver to the Administrative Agent a Guaranty Supplement in substantially the form of Exhibit C hereto, or such other guaranty supplement in form and substance reasonably satisfactory to the Administrative Agent, guaranteeing the other Loan Parties’ Obligations under the Loan Documents.
k)
Further Assurances.
(1)
Promptly upon request by the Administrative Agent, or any Lender through the Administrative Agent, correct, and cause each Loan Party to promptly correct, any material defect or error that may be discovered in any Loan Document or in the execution, acknowledgment, filing or recordation thereof.
(2)
Promptly upon request by the Administrative Agent, or any Lender through the Administrative Agent, do, execute, acknowledge, deliver, record, re‑record, file, re‑file, register and re‑register any and all such further acts, termination statements, notices of assignment, transfers, certificates, assurances and other instruments as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably require from time to time in order (A) to carry out more effectively the purposes of the Loan Documents, (B) to maintain the validity and effectiveness of any of the Loan Documents and (C) to assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Lenders the rights granted or now or hereafter intended to be granted to the Lenders under any Loan Document or under any other instrument executed in connection with any Loan Document to which any Loan Party or any of its Restricted Subsidiaries is or is to be a party, and cause each of its Restricted Subsidiaries to do so.

l)
Performance of Material Contracts. Perform and observe, and cause each of its Restricted Subsidiaries to perform and observe, in all material respects, all the terms and provisions of each Material Contract to be performed or observed by it, maintain each such Material Contract in full force and effect, enforce each such Material Contract in accordance with its terms, take all such action to such end as may be from time to time requested by the Administrative Agent, and, upon request of the Administrative Agent, make to each other party to each such Material Contract such demands and requests for information and reports or for action as any Loan Party or any of its Restricted Subsidiaries is entitled to make under such Material Contract, and cause each of its Subsidiaries to do so, except to the extent the failure to do so could not reasonably be expected to have a Material Adverse Effect.
m)
Compliance with Leases. Make all payments and otherwise perform all obligations in respect of all leases of real property to which the Borrower or any of its Restricted Subsidiaries is a party, keep such leases in full force and effect and not allow such leases to lapse or be terminated or any rights to renew such leases to be forfeited or cancelled (except if such failure to maintain such lease in full force and effect or prevent such lapse, termination, forfeiture or cancellation is not in respect of a Qualified Ground Lease of an Unencumbered Asset and could not otherwise reasonably be expected to result in a Material Adverse Effect).
n)
Designation and Redesignation of Subsidiaries. So long as no Default or Event of Default exists or would result from such designation or redesignation, the Borrower may, at any time upon written notice to the Administrative Agent (a “Designation Notice”), (i) designate or redesignate any Restricted Subsidiary as an Unrestricted Subsidiary, (ii) designate or redesignate any Unrestricted Subsidiary as a Restricted Subsidiary or (iii) designate any newly created or acquired Subsidiary as an Unrestricted Subsidiary (and in the absence of such designation, such Subsidiary will be a Restricted Subsidiary). Together with any Designation Notice designating or redesignating a Restricted Subsidiary as an Unrestricted Subsidiary, the Borrower will deliver a certificate to the Administrative Agent, signed by a Responsible Officer of the Borrower, dated as of the date of such designation or redesignation, stating that after giving effect to the applicable designation or redesignation, the Parent shall be in compliance with the covenants contained in Section 5.04. As of the ~~Fourth Amendment~~ Effective Date, Schedule 4.01(b) lists all Subsidiaries of the Parent and categorizes them as Restricted or Unrestricted.
o)
Maintenance of REIT Status. In the case of the Parent, at all times, conduct its affairs and the affairs of its Subsidiaries in a manner so as to continue to qualify as a REIT and elect to be treated as a REIT under all applicable laws, rules and regulations.
p)
Exchange Listing. In the case of the Parent, at all times (i) cause its common shares to be duly listed on the New York Stock Exchange, NYSE American or NASDAQ and (ii) timely file all reports required to be filed by it in connection therewith.
q)
Sarbanes‑Oxley. Comply at all times in all material respects with all applicable provisions of Section 402(a) of Sarbanes‑Oxley, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.
r)
OFAC. Provide to the Administrative Agent and the Lenders any information that the Administrative Agent or Lender deems reasonably necessary from time to time in order to ensure compliance with all applicable Sanctions and Anti‑~~Terrorism~~Corruption Laws.

~~(s) Anti-Money Laundering/International Trade Law Compliance. Comply, and cause each other Covered Entity to comply, with all Anti-Terrorism Laws, and promptly notify the Administrative Agent in writing upon the occurrence of a Reportable Compliance Event.~~

B.
Negative Covenants

. So long as any Advance or any other Obligation of any Loan Party under any Loan Document shall remain unpaid or any Lender shall have any Commitment hereunder, no Loan Party will, at any time:

a)
Liens, Etc. Create, incur, assume or suffer to exist, or permit any of its Restricted Subsidiaries to create, incur, assume or suffer to exist, any Lien on or with respect to any of its assets of any character (including, without limitation, accounts) whether now owned or hereafter acquired, except, in the case of the Loan Parties (other than the Parent) and their respective Restricted Subsidiaries:
(a)
Liens created under the Loan Documents;
(b)
Permitted Liens;
(c)
Liens described on Schedule 4.01(o) hereto;
(d)
purchase money Liens upon or in equipment acquired or held by such Loan Party or any of its Restricted Subsidiaries in the ordinary course of business to secure the purchase price of such equipment or to secure Debt incurred solely for the purpose of financing the acquisition of any such equipment to be subject to such Liens, or Liens existing on any such equipment at the time of acquisition, or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount;
(e)
Liens arising in connection with Capitalized Leases permitted under Section 5.02(b);
(f)
Liens on property of a Person existing at the time such Person is acquired by, merged into or consolidated with any Loan Party or any Restricted Subsidiary of any Loan Party or becomes a Restricted Subsidiary of any Loan Party;
(g)
Liens securing Non‑Recourse Debt permitted under Section 5.02(b) and Recourse Debt permitted under Section 5.02(b), providedthat no such Lien shall extend to or cover any Unencumbered Asset that is owned by a Necessary Borrower Party;
(h)
the replacement, extension or renewal of any Lien permitted by clause (iii) above upon or in the same property theretofore subject thereto in connection with any Refinancing Debt permitted under Section 5.02(b); and
(i)
Liens, other than Liens described in subsections (i) through (viii) above, arising in connection with Debt permitted hereunder to the extent such Liens will not result in a Default or Event of Default.
b)
Debt. Create, incur, assume or suffer to exist, or permit any of its Restricted Subsidiaries to create, incur, assume or suffer to exist, any Debt (other than Debt exclusively among the Loan Parties and their respective Subsidiaries), unless (i) no Event of Default has occurred and is continuing immediately before and immediately after the incurrence of such Debt and (ii) immediately after giving effect to the incurrence of such Debt, the Borrower will be in compliance, on a pro formabasis, with the provisions of Section 5.04; provided, however, that notwithstanding the foregoing, (A) in no event shall any owner of an Unencumbered Asset be a borrower or guarantor of, or otherwise obligated in respect of, any Recourse Debt unless it is a Guarantor hereunder and (B) in no event shall any Loan Party or any Restricted Subsidiary be a borrower or guarantor of, or otherwise obligated in respect of, any Debt (disregarding for this purpose clause (ii) of the second proviso in the definition thereof) of any Unrestricted Subsidiary except for Customary Carveout Agreements.

c)
Change in Nature of Business. Make, or permit any of its Restricted Subsidiaries to make, any material change in the nature of its business as carried at the Closing Date; or engage in, or permit any of its Restricted Subsidiaries to engage in, any material line of business substantially different from those lines of business conducted by the Parent and its Subsidiaries on the Closing Date or any business activities substantially related or incidental thereto.
d)
Mergers, Etc. Merge or consolidate with or into, or convey, transfer (except as permitted by Section 5.02(e)), lease or otherwise dispose of (whether in one transaction or in a series of transactions or pursuant to a Division) all or substantially all of its assets (whether now owned or hereafter acquired) to, any Person, or Divide, or permit any of its Restricted Subsidiaries to do so; provided, however, that (i) any Restricted Subsidiary of a Loan Party may merge or consolidate with or into, or dispose of assets to (including pursuant to a Division), any other Subsidiary of such Loan Party (provided that (A) if one or more of such Subsidiaries is also a Loan Party, a Loan Party shall be the surviving entity and, in the case of a Division, the assets of such dividing Loan Party shall be held by a Loan Party or an entity which shall contemporaneously with such Division become a Loan Party or (B) if one or more of such Subsidiaries is an Unrestricted Subsidiary, a Restricted Subsidiary shall be the surviving entity) or any other Loan Party other than the Parent (provided that such Loan Party or, in the case of any Loan Party other than the Borrower, another Loan Party shall be the surviving entity and, in the case of a Division, the assets of such dividing Loan Party shall be held by a Loan Party or an entity which shall contemporaneously with such Division become a Loan Party), and (ii) any Loan Party may merge with any Person that is not a Loan Party so long as such Loan Party is the surviving entity or (except in the case of a merger with the Borrower or the Parent, which shall always be the surviving entity) such other Person is the surviving entity and shall promptly become a Loan Party (provided further that the Parent shall not merge with a Person that is not a Loan Party unless such merger is with a Person that would be in compliance with Section 5.01(p), and which is the general partner or other owner of a Person simultaneously merging with Borrower or a Subsidiary of Borrower, and the Parent shall be the surviving entity), provided, in each case, that no Default shall have occurred and be continuing at the time of such proposed transaction or would result therefrom. Notwithstanding any other provision of this Agreement, (y) any Restricted Subsidiary of a Loan Party (other than the Borrower and any Subsidiary that is the direct owner of an Unencumbered Asset) may liquidate, dissolve or Divide if the Borrower determines in good faith that such liquidation, dissolution or Division is in the best interests of the Borrower and the assets or proceeds from the liquidation, dissolution or Division of such Restricted Subsidiary are transferred to the Borrower or a Restricted Subsidiary, provided that no Default or Event of Default shall have occurred and be continuing at the time of such proposed transaction or would result therefrom, and (z) any Loan Party or Restricted Subsidiary of a Loan Party shall be permitted to effect any Transfer of assets through the sale or transfer of direct or indirect Equity Interests in the Person (other than the Borrower or the Parent) that owns such assets so long as Section 5.02(e) would otherwise permit the Transfer of all assets owned by such Person at the time of such sale or transfer of such Equity Interests. Upon the sale or transfer of Equity Interests in any Person that is a Guarantor permitted under clause (z) above, the Administrative Agent shall, upon the request of the Borrower and at the Borrower’s expense (but not in limitation of the provisions of Section 9.14(b)), release such Guarantor from the Guaranty in accordance with Section 9.14(b).
e)
Sales, Etc. of Assets. (i) In the case of the Parent, sell, lease, transfer or otherwise dispose of (including pursuant to a Division), or grant any option or other right to purchase, lease or otherwise acquire any asset or assets and (ii) in the case of the Loan Parties (other than the Parent), sell, lease (other than by entering into Tenancy Leases), transfer or otherwise dispose of (including pursuant to a Division), or grant any option or other right to purchase, lease (other than any option or other right to enter into Tenancy Leases) or otherwise acquire, or permit any of its Restricted Subsidiaries to sell, lease, transfer or otherwise dispose of (including pursuant to a Division), or grant any option or other right to purchase, lease or otherwise acquire (each action described in clauses (i) and (ii) of this subsection (e), including, without limitation, any Sale and Leaseback Transaction, being a “Transfer”), any asset or assets (or any direct or indirect Equity Interests in the owner thereof), in each case unless (w) no Event of Default shall have occurred and be continuing immediately before and after such Transfer, (x) the Loan Parties shall be in compliance with the covenants contained in Section 5.04 on a pro forma basis immediately after giving effect to such Transfer and (y) if applicable, the Borrower shall have provided notice to the Administrative Agent as required by Section 5.01(j)(iii). Upon any such Transfer, if applicable, the Administrative Agent shall, upon the request of the Borrower and at the Borrower’s expense (but not in limitation of the provisions of Section 9.14(b)), release the applicable Subsidiary Guarantor from the Guaranty in accordance with Section 9.14(b).
f)
Restriction on Investments in Unrestricted Subsidiaries and Development Assets. Make or hold, or permit any of its Subsidiaries to make or hold, any Investment (including pursuant to a Division) in an Unrestricted Subsidiary or a Development Asset, except to the extent that (i) the aggregate amount of all Investments (including pursuant to a Division) in Unrestricted Subsidiaries outstanding does not exceed, at any time, 25% of Total Asset Value at such time and (ii) the aggregate amount of all Investments (including pursuant to a Division) in Unrestricted Subsidiaries and Development Assets outstanding does not exceed, at any time, 40% of Total Asset Value at such time.
g)
Restricted Payments. In the case of the Parent and the Borrower, without the prior consent of the Required Lenders, make any Restricted Payments; provided, however, that the Parent may make Restricted Payments only so long as (i) no Event of Default shall have occurred and be continuing, and (ii) immediately before and after giving effect to the payment of any such Restricted Payment the Parent shall be in compliance with Section 5.04(a)(v); provided further that in all cases, the Parent shall be permitted to make Restricted Payments not to exceed the minimum amount necessary for the Parent to maintain its status as a REIT and to avoid the imposition of income and excise taxes on the Parent under the Internal Revenue Code.
h)
Amendments of Constitutive Documents. Amend, or permit any of its Restricted Subsidiaries to amend, in each case to the extent the same would have a Material Adverse Effect, its limited liability company agreement, partnership agreement, certificate of incorporation or bylaws or other constitutive documents without the prior written consent of the Required Lenders.
i)
Accounting Changes. Make or permit, or permit any of its Subsidiaries to make or permit, any change in (i) accounting policies or reporting practices, except as required or permitted by generally accepted accounting principles, or (ii) Fiscal Year.
j)
Speculative Transactions. Engage, or permit any of its Restricted Subsidiaries to engage, in any transaction involving commodity options or futures contracts or any similar speculative transactions.
k)
Payment Restrictions Affecting Subsidiaries. Directly or indirectly, enter into or suffer to exist, or permit any of its Restricted Subsidiaries to enter into or suffer to exist, any agreement or arrangement limiting the ability of any of its Restricted Subsidiaries to declare or pay dividends or other distributions in respect of its Equity Interests or repay or prepay any Debt owed to, make loans or advances to, or otherwise transfer assets to or invest in, the Borrower or any Restricted Subsidiary of the Borrower (whether through a covenant restricting dividends, loans, asset transfers or investments, a financial covenant or otherwise), except (i) the Loan Documents, (ii) any agreement or instrument evidencing Debt permitted under Section 5.02(b), providedthat the terms of such Debt, and of such agreement or instrument, do not restrict distributions in respect of Equity Interests in Subsidiaries directly or indirectly owning Unencumbered Assets, and (iii) any agreement in effect at the time such Restricted Subsidiary becomes a Subsidiary of the Borrower, so long as such agreement was not entered into solely in contemplation of such Person becoming a Subsidiary of the Borrower.

l)
Amendment, Etc. of Material Contracts. Except as and to the extent the same could not reasonably be expected to have a Material Adverse Effect, cancel or terminate any Material Contract or consent to or accept any cancellation or termination thereof, amend or otherwise modify any Material Contract or give any consent, waiver or approval thereunder, waive any default under or breach of any Material Contract, agree in any manner to any other amendment, modification or change of any term or condition of any Material Contract or take any other action in connection with any Material Contract that would impair in any material respect the value of the interest or rights of any Borrower Party thereunder or that would impair or otherwise adversely affect in any material respect the interest or rights, if any, of the Administrative Agent or any Lender, or permit any of its Restricted Subsidiaries to do any of the foregoing in each case taking into account the effect of any agreements that supplement or serve to substitute for, in whole or in part, such Material Contract.
m)
Negative Pledge. Enter into or be subject to any agreement, or permit any of its Restricted Subsidiaries to enter into or be subject to any agreement, governing any Debt which constitutes a Negative Pledge, other than (i) restrictions on further subordinate Liens on Assets encumbered by a mortgage, deed to secure debt or deed of trust securing such Debt or (ii) Negative Pledges with respect to any Asset that is not an Unencumbered Asset (it being agreed that an Asset that is included as an Unencumbered Asset that becomes subject to a Negative Pledge not otherwise permitted under clause (vi) of the definition of the term “Unencumbered Asset Conditions” shall be deemed removed as an Unencumbered Asset in accordance with Section 5.01(j)(ii) and the Borrower shall comply with the requirements of such Section).
n)
Parent as Holding Company. In the case of the Parent, not directly or indirectly enter into or conduct any business, or engage in any activity (including, without limitation, any action or transaction that is required or restricted with respect to the Borrower and its Subsidiaries under Sections 5.01 and 5.02 without regard to any of the enumerated exceptions to such covenants), other than (i) the ownership, acquisition and disposition of Equity Interests of the Borrower, (ii) the management of the business of the Borrower, and such activities as are incidental thereto, all of which shall be solely in furtherance of the business of the Borrower, (iii) the ownership of (A) assets that have been distributed to the Parent by its Subsidiaries and that are held by the Parent pending further distribution to equity holders of the Parent, (B) assets received by the Parent from third parties (including the net cash proceeds from any issuance and sale by the Parent of any of its Equity Interests), that are held pending contribution of the same to the Borrower, (C) such bank accounts or similar instruments as the Parent deems necessary to carry out its responsibilities under the organization documents of the Borrower and (D) other tangible and intangible assets that, taken as a whole, are de minimis in relation to the net assets of the Parent and its Subsidiaries, but which shall in no event include any Equity Interests other than those permitted in clauses (iii)(A) and (B) of this sentence, (iv) the maintenance of its legal existence (including the ability to incur fees, costs and expenses relating to such maintenance), (v) the performance of its obligations with respect to the Loan Documents, (vi) any public offering of its common stock or any other issuance or sale of its Equity Interests (providedthat 100% of the net cash proceeds of such issuance or sale shall be contributed to the Borrower), (vii) subject to Sections 5.02(g) and 5.04(a)(v), the payment of dividends, (viii) making contributions to the capital of the Borrower, (ix) participating in tax, accounting and other administrative matters as a member of the Consolidated Group, (x) providing indemnification to officers, managers and directors, (xi) any activities incidental to compliance with the provisions of the Securities Act of 1933, as amended, the Exchange Act of 1934, as amended, any rules and regulations promulgated thereunder, and the rules of national securities exchanges, in each case, as applicable to the Parent, as well as activities incidental to investor relations, shareholder meetings and reports to shareholders or debt holders, (xii) the incurrence of Debt, to the extent such incurrence would not result in a Default or Event of Default under Section 5.02(b) or Section 5.04 (provided that 100% of the net cash proceeds of such incurrence of Debt shall be contributed to the Borrower) and (xiii) any activities incidental to the foregoing.

~~(o) Anti-Money Laundering/International Trade Compliance. (i) Become, or permit any other Covered Entity to become, a Sanctioned Person; (ii) have, or permit any other Covered Entity to have, any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law; (iii) do business in or with, or permit any other Covered Entity to do business with, or derive any of its income from or permit any other Covered Entity to derive any of its income from, investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law; (iv) engage in, or permit any other Covered Entity to engage in, any dealings or transactions prohibited by any Anti-Terrorism Law or (v) use the proceeds of the Facility, or permit any other Covered Entity to use the proceeds of the Facility, to fund any operations in, finance any investments or activities in, or, make any payments to, a Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law.~~

o)
OFAC. Knowingly engage in, or permit any Subsidiary to engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is, or whose government is, the subject of Sanctions.
p)
Senior Financing Transactions. Permit any Subsidiary that is not a Subsidiary Guarantor to become a guarantor or borrower of any Obligations under any Senior Financing Transaction.
C.
Reporting Requirements

. So long as any Advance or any other Obligation of any Loan Party under any Loan Document shall remain unpaid or any Lender shall have any Commitment hereunder, the Borrower will furnish to the Administrative Agent and the Lenders in accordance with Section 9.02(b):

a)
Default Notice. As soon as possible and in any event within two Business Days after a Responsible Officer obtains knowledge of the occurrence of each Default or any event, development or occurrence reasonably expected to result in a Material Adverse Effect continuing on the date of such statement, a statement of the Chief Financial Officer (or other Responsible Officer) of the Parent setting forth details of such Default or such event, development or occurrence and the action that the Parent has taken and proposes to take with respect thereto.
b)
Annual Financials. As soon as available and in any event within 90 days after the end of each Fiscal Year, a copy of the annual audit report for such year for the Parent and its Subsidiaries, including therein Consolidated balance sheets of the Parent and its Subsidiaries as of the end of such Fiscal Year and Consolidated statements of income and a Consolidated statement of cash flows of the Parent and its Subsidiaries for such Fiscal Year (it being acknowledged that a copy of the annual audit report filed by the Parent with the Securities and Exchange Commission shall satisfy the foregoing requirements), in each case accompanied by (x) an opinion acceptable to the Required Lenders of PricewaterhouseCoopers LLP or other independent public accountants of recognized standing reasonably acceptable to the Required Lenders, which opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit, and (y) if applicable and if the Parent and its Subsidiaries are subject to the requirements of Section 404 of the Sarbanes-Oxley Act of 2002, a report of such independent public accountants as to the internal controls of the Parent and its Subsidiaries required under Section 404 of the Sarbanes‑Oxley Act of 2002, in each case certified in a manner to which the Required Lenders have not objected, in their reasonable discretion, together with (i) a schedule in form reasonably satisfactory to the Administrative Agent of the computations used by the Parent in determining, as of the end of such Fiscal Year, compliance with the covenants contained in Section 5.04, provided that in the event of any change in GAAP used in the preparation of such financial statements, the Parent shall also provide, if necessary for the determination of compliance with Section 5.04, a statement of reconciliation conforming such financial statements to GAAP and (ii) a certificate of the Chief

Financial Officer (or other Responsible Officer) of the Parent stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Parent has taken and proposes to take with respect thereto.
c)
Quarterly Financials. As soon as available and in any event within 45 days after the end of each of the first three quarters of each Fiscal Year, Consolidated balance sheets of the Parent and its Subsidiaries as of the end of such quarter and Consolidated statements of income and a Consolidated statement of cash flows of the Parent and its Subsidiaries for the period commencing at the end of the previous fiscal quarter and ending with the end of such fiscal quarter and Consolidated statements of income and a Consolidated statement of cash flows of the Parent and its Subsidiaries for the period commencing at the end of the previous Fiscal Year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding date or period of the preceding Fiscal Year, all in reasonable detail and duly certified (subject to normal year‑end audit adjustments) by the Chief Executive Officer, Chief Financial Officer or Treasurer (or other Responsible Officer performing similar functions) of the Parent as having been prepared in accordance with GAAP (it being acknowledged that a copy of the quarterly financials filed by the Parent with the Securities and Exchange Commission shall satisfy the foregoing requirements), together with (i) a certificate of such officer stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Parent has taken and proposes to take with respect thereto and (ii) a schedule in form reasonably satisfactory to the Administrative Agent of the computations used by the Parent in determining compliance with the covenants contained in Section 5.04, provided that in the event of any change in GAAP used in the preparation of such financial statements, the Parent shall also provide, if necessary for the determination of compliance with Section 5.04, a statement of reconciliation conforming such financial statements to GAAP.
d)
Investment Grade Rating Notice. Promptly upon a Responsible Officer becoming aware of a change in the Investment Grade Rating (including the initial issuance of any Investment Grade Rating) or any other credit rating given by S&P, Moody’s or another nationally‑recognized rating agency to the Borrower’s or the Parent’s long‑term senior unsecured debt or any announcement that any such rating is “under review” or that such rating has been placed on a watch list or that any similar action has been taken by S&P, Moody’s or another nationally‑recognized rating agency, notice of such change, announcement or action.
e)
Unencumbered Asset Financials. Concurrently with delivery of the items set forth in Section 5.03(b) and (c), the delivery to the Administrative Agent of a list of all Unencumbered Assets at such time, which list shall include the name, location and a short description of each such Unencumbered Asset and the Net Operating Income of each such Unencumbered Asset as of the end of the applicable quarter of the Fiscal Year or the Fiscal Year, as applicable, to which the financial reporting relates.
f)
Annual Budgets. As soon as available and in any event within than 45 days after the end of each Fiscal Year, forecasts prepared by management of the Parent, in form reasonably satisfactory to the Administrative Agent, of balance sheets, income statements and cash flow statements on a quarterly basis for the then current Fiscal Year and on an annual basis for each Fiscal Year thereafter until the Maturity Date.
g)
Material Litigation. Promptly after the commencement thereof, notice of all actions, investigations, litigation and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting any Loan Party or any of its Restricted Subsidiaries of the type described in Section 4.01(f), and promptly after the occurrence thereof, notice of any adverse change in the status or the financial effect on any Loan Party or any of its Restricted Subsidiaries of the Material Litigation from that described on Schedule 4.01(f) hereto.

h)
Securities Reports. Promptly after the sending or filing thereof, copies of all proxy statements, financial statements and reports that any Loan Party or any of its Subsidiaries sends to the holders of its Equity Interests, and copies of all regular, periodic and special reports, and all registration statements, that any Loan Party or any of its Subsidiaries files with the Securities and Exchange Commission or any Governmental Authority that may be substituted therefor, or with any national securities exchange, and, to the extent not publicly available electronically at www.sec.gov or www.easterlyreit.com (or successor web sites thereto), copies of all other financial statements, reports, notices and other materials, if any, sent or made available generally by any Loan Party to the “public” holders of its Equity Interests or filed with the Securities and Exchange Commission or any Governmental Authority that may be substituted therefor, or with any national securities exchange, all press releases made available generally by any Loan Party or any of its Subsidiaries to the public concerning material developments in the business of any Loan Party or any such Subsidiary and all notifications received by any Loan Party or any Subsidiary thereof from the Securities and Exchange Commission or any other Governmental Authority pursuant to the Securities Exchange Act and the rules promulgated thereunder. Copies of each such proxy statements, financial statements and reports may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which (i) a Loan Party posts such documents, or provides a link thereto, on www.easterlyreit.com (or successor web site thereto) or (ii) such documents are posted on its behalf on the Platform, provided that the Parent shall notify the Administrative Agent (by facsimile or e-mail) of the posting of any such documents and, if requested, provide to the Administrative Agent by e-mail electronic versions (i.e., soft copies) of such documents. The Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above in, and in any event shall have no responsibility to monitor compliance by any Loan Party with any such request for delivery, and each Lender shall be solely responsible for obtaining and maintaining its own copies of such documents.
i)
Real Property and Subsidiaries. As soon as available and in any event within 15 days after the end of each quarter of each Fiscal Year, reports supplementing Schedule 4.01(p) and Schedule 4.01(b), including, with respect to Schedule 4.01(p), an identification of all owned and leased real property acquired or disposed of by any Loan Party or any of its Subsidiaries during such quarter, and, with respect to each such Schedule, a description of such other changes in the information included in such Schedules as may be necessary for such Schedules to be accurate and complete.
j)
Assets Reports. As soon as available and in any event within 45 days after the end of each quarter of each Fiscal Year, a report listing and describing (in detail reasonably satisfactory to the Administrative Agent) all Real Property assets of the Parent and its Subsidiaries as of the end of such quarter in form and substance reasonably satisfactory to the Administrative Agent.
k)
Environmental Conditions. Notice to the Administrative Agent (i) promptly upon obtaining knowledge of any material violation of any Environmental Law affecting any asset owned or operated by any Borrower Party or any Subsidiary thereof or the operations thereof or the operations of any of its Subsidiaries, (ii) promptly upon obtaining knowledge of any known release, discharge or disposal of any Hazardous Materials at, from, or into any asset which it reports in writing or is legally required to report in writing to any Governmental Authority and which is material in amount or nature or which could reasonably be expected to materially adversely affect the value of such asset, (iii) promptly upon its receipt of any written notice of material violation of any Environmental Laws or of any material release, discharge or disposal of Hazardous Materials in violation of any Environmental Laws or any matter that could reasonably be expected to result in an Environmental Action, including a notice or claim of liability or potential responsibility from any third party (including without limitation any federal, state or local governmental officials) and including notice of any formal inquiry, proceeding, demand, investigation or other action with regard to (A) such Borrower Party’s or any other Person’s operation of any asset in compliance with

Environmental Laws, (B) Hazardous Materials contamination on, from or into any asset, or (C) investigation or remediation of off‑site locations at which such Borrower Party or any of its predecessors are alleged to have directly or indirectly disposed of Hazardous Materials, or (iv) upon such Borrower Party’s obtaining knowledge that any expense or loss has been incurred by such Governmental Authority in connection with the assessment, containment, removal or remediation of any Hazardous Materials with respect to which such Borrower Party or any Joint Venture could reasonably be expected to incur material liability or for which a Lien may be imposed on any asset, provided that notice is required only for any of the events described in clauses (i) through (iv) above that could reasonably be expected to result in a Material Adverse Effect or could reasonably be expected to result in a material Environmental Action with respect to any Unencumbered Asset.
l)
Unencumbered Asset Value. Promptly after a Responsible Officer becomes aware of any setoff, claim, withholding or defense asserted or effected against any Borrower Party, or to which any Unencumbered Asset is subject, which could reasonably be expected to (i) have a material adverse effect on the value of an Unencumbered Asset, (ii) have a Material Adverse Effect or (iii) result in the imposition or assertion of a Lien against any Unencumbered Asset which is not a Permitted Lien, notice to the Administrative Agent thereof.
m)
Addition/Removal of Unencumbered Assets. Notice to the Administrative Agent of the addition, removal, Transfer or redesignation of any Unencumbered Asset pursuant to Section 5.01(j) or Section 5.02(e)(ii), including, promptly after obtaining actual knowledge thereof, any event or circumstance that results in any Asset previously qualifying as an Unencumbered Asset ceasing to qualify as such, together with any certificate of a Responsible Officer as is required by Section 5.01(j) or 5.02(e)(ii), as applicable.
n)
Reconciliation Statements. If, as a result of any change in accounting principles and policies from those used in the preparation of the audited financial statements referred to in Section 4.01(g) and forecasts referred to in Section 4.01(h), the Consolidated and consolidating financial statements and forecasts of the Parent and its Subsidiaries delivered pursuant to Section 5.03(b), (c) or (f) will differ in any material respect from the Consolidated and consolidating financial statements that would have been delivered pursuant to such Section had no such change in accounting principles and policies been made, then (i) together with the first delivery of financial statements or forecasts pursuant to Section 5.03(b), (c) or (f) following such change, Consolidated and consolidating financial statements and forecasts of the Parent and its Subsidiaries for the fiscal quarter immediately preceding the fiscal quarter in which such change is made, prepared on a pro forma basis as if such change had been in effect during such fiscal quarter, and (ii) if requested by Administrative Agent, a written statement of the Chief Executive Officer, Chief Financial Officer or Treasurer (or other Responsible Officer performing similar functions) of the Parent setting forth the differences (including any differences that would affect any calculations relating to the financial covenants set forth in Section 5.04) which would have resulted if such financial statements and forecasts had been prepared without giving effect to such change.
o)
Beneficial Ownership Certification. Promptly following any change in beneficial ownership of the Borrower that would render any statement in the existing Beneficial Ownership Certification untrue or inaccurate, an updated Beneficial Ownership Certification for the Borrower.
p)
Other Information. Promptly, such other information respecting the business, condition (financial or otherwise), operations, performance, properties or prospects of any Loan Party or any of its Restricted Subsidiaries as the Administrative Agent, or any Lender through the Administrative Agent, may from time to time reasonably request.
D.
Financial Covenants

. So long as any Advance or any other Obligation of any Loan Party under any Loan Document shall remain unpaid or any Lender shall have, at any time after the Initial Borrowing, any Commitment hereunder, the Parent will:

a)
Parent Financial Covenants.
(a)
Maximum Leverage Ratio. Maintain at all times a Leverage Ratio of not greater than 60%; provided, however, that the Leverage Ratio may be increased to 65% for the four consecutive fiscal quarters following the fiscal quarter in which a Material Acquisition occurs (the period during which any such increase in the Leverage Ratio shall be in effect being called a “Leverage Increase Period”). There shall be no more than two Leverage Increase Periods prior to the Termination Date.
(b)
Maximum Secured Debt Leverage Ratio. Maintain at all times a Secured Debt Leverage Ratio of not greater than 40%.
(c)
[intentionally omitted].
~~(d)~~
~~Minimum Tangible Net Worth. Maintain at all times tangible net worth of the Parent and its Subsidiaries, as determined in accordance with GAAP, of not less than the sum of $995,094,617 plus an amount equal to 75% times the net cash proceeds of all issuances and primary sales of Equity Interests of the Parent or the Borrower consummated following March 31, 2021.~~[intentionally omitted].
(e)
Maximum Dividend Payout Ratio. Maintain at all times a Dividend Payout Ratio of equal to or less than (A) 95% or (B) such greater amount as may be required by applicable law to maintain status as a REIT for tax purposes and avoid imposition of income and excise taxes on the Parent under the Internal Revenue Code.
(f)
Minimum Fixed Charge Coverage Ratio. Maintain at all times a Fixed Charge Coverage Ratio of not less than 1.50:1.0.
b)
Unencumbered Asset Financial Covenants.
(a)
Maximum Unsecured Leverage Ratio. Maintain at all times an Unsecured Leverage Ratio of not greater than 60%; provided, however, that the Unsecured Leverage Ratio may be increased to 65% for the four consecutive fiscal quarters following the fiscal quarter in which a Material Acquisition occurs (the period during which any such increase in the Leverage Ratio shall be in effect being called a “Unsecured Leverage Increase Period”). There shall be no more than two Unsecured Leverage Increase Periods prior to the Termination Date.
(b)
Minimum Unencumbered Asset Debt Service Coverage Ratio. Maintain at all times an Unencumbered Asset Debt Service Coverage Ratio of not less than 1.75:1.00.

To the extent any calculations described in Sections 5.04(a) or 5.04(b) are required to be made on any date of determination other than the last day of a fiscal quarter of the Parent, such calculations shall be made on a pro formabasis to account for any acquisitions or dispositions of Assets, and the incurrence or repayment of any Debt for borrowed money relating to such Assets, that have occurred since the last day of the fiscal quarter of the Parent most recently ended. To the extent any calculations described in Sections 5.04(a) or 5.04(b) are required to be made on a Test Date relating to (a) an Advance or (b) any addition, removal, redesignation or Transfer of any Unencumbered Asset pursuant to Section 5.01(j) or Section 5.02(e)(ii), such calculations shall be made both immediately before and on a pro forma basis immediately after giving effect to such Advance or such Transfer, as applicable. All such calculations shall be reasonably acceptable to the Administrative Agent.

VI.

EVENTS OF DEFAULT
A.
Events of Default

. If any of the following events (“Events of Default”) shall occur and be continuing:

a)
Failure to Make Payments When Due. (i) The Borrower shall fail to pay any principal of any Advance when the same shall become due and payable or (ii) the Borrower shall fail to pay any interest on any Advance, or any Loan Party shall fail to make any other payment under any Loan Document, in each case under this clause (ii) within three Business Days after the same becomes due and payable; or
b)
Breach of Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Borrower or any other Loan Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading in any material respect when made or deemed made or any representation or warranty that is already by its terms qualified as to “materiality”, “Material Adverse Effect” or similar language shall be incorrect or misleading in any respect after giving effect to such qualification when made or deemed made; or
c)
Breach of Certain Covenants. The Borrower shall fail to perform or observe any term, covenant or agreement contained in Section 2.14, 5.01(e) (only with respect to the Borrower or the Parent), (i), (o), (p) or (q), 5.02, 5.03 or 5.04; or
d)
Other Defaults under Loan Documents. Any Loan Party shall fail to perform or observe any other term, covenant or agreement contained in any Loan Document (other than a Guaranteed Hedge Agreement) on its part to be performed or observed if such failure shall remain unremedied for 30 days after the earlier of the date on which (i) a Responsible Officer becomes aware of such failure or (ii) written notice thereof shall have been given to the Borrower by the Administrative Agent or any Lender; or
e)
Cross Defaults. (i) Any Loan Party or any Restricted Subsidiary thereof shall fail to pay any principal of, premium or interest on or any other amount payable in respect of any Material Debt when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise); or (ii) any other event shall occur or condition shall exist under any agreement or instrument relating to any such Material Debt, if (A) the effect of such event or condition is to permit the acceleration of the maturity of such Material Debt or otherwise permit the holders thereof to cause such Material Debt to mature, and (B) such event or condition shall remain unremedied or otherwise uncured for a period of 30 days; or (iii) the maturity of any such Material Debt shall be accelerated or any such Material Debt shall be declared to be due and payable or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Material Debt shall be required to be made, in each case prior to the stated maturity thereof; or
f)
Insolvency Events. Any Loan Party or any Restricted Subsidiary thereof shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any Loan Party or any Restricted Subsidiary thereof seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it) that is being diligently contested by it in good faith, either such proceeding shall remain undismissed or unstayed for a period of 60 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or any substantial part of its property) shall occur; or any Loan Party or any Restricted Subsidiary thereof shall take any corporate action to authorize any of the actions set forth above in this subsection (f); or
g)
Monetary Judgments. Any judgments or orders, either individually or in the aggregate, for the payment of money in excess of $50,000,000 shall be rendered against any Loan Party or any Restricted Subsidiary thereof and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; provided, however, that any such judgment or order shall not give rise to an Event of Default under this Section 6.01(g) if and so long as (A) the amount of such judgment or order which remains unsatisfied is covered by a valid and binding policy of insurance between the respective Loan Party or Restricted Subsidiary and the insurer covering full payment of such unsatisfied amount and (B) such insurer, which shall be rated at least “A” by A.M. Best Company, has been notified, and has not disputed the claim made for payment, of the amount of such judgment or order; or
h)
Non‑Monetary Judgments. (x) Any non‑monetary judgment, order or writ shall be rendered against any Loan Party or Restricted Subsidiary thereof or (y) any seizure or attachment shall be issued or enforced against any Borrower Party or any of their respective assets, in any such case that could reasonably be expected to result in a Material Adverse Effect, and there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment, order, writ, seizure or attachment, by reason of a pending appeal or otherwise, shall not be in effect; or
i)
Unenforceability of Loan Documents. Any provision of any Loan Document after delivery thereof pursuant to Section 3.01 or 5.01(j) shall for any reason (other than pursuant to the terms hereof or thereof) cease to be valid and binding on or enforceable against any Loan Party which is party to it, or any such Loan Party shall so state in writing; or
j)
Change of Control. A Change of Control shall occur; or
k)
ERISA Events.
(1)
Any ERISA Event shall have occurred with respect to a Plan and the sum (determined as of the date of occurrence of such ERISA Event) of the Insufficiency of such Plan and the Insufficiency of any and all other Plans with respect to which an ERISA Event shall have occurred and then exist (or the liability of the Loan Parties and the ERISA Affiliates related to such ERISA Event) exceeds $5,000,000;
(2)
any Loan Party or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan in an amount that, when aggregated with all other amounts required to be paid to Multiemployer Plans by the Loan Parties and the ERISA Affiliates as Withdrawal Liability (determined as of the date of such notification), exceeds $5,000,000 or requires payments exceeding $2,000,000 per annum; or

(3)
any Loan Party or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, and as a result of such reorganization or termination the aggregate annual contributions of the Loan Parties and the ERISA Affiliates to all Multiemployer Plans that are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the plan years of such Multiemployer Plans immediately preceding the plan year in which such reorganization or termination occurs by an amount exceeding $2,000,000;

then, and in any such event, the Administrative Agent (i) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare the Commitments of each Lender and the obligation of each Lender to make Advances to be terminated, whereupon the same shall forthwith terminate, (ii) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare the Advances, all interest thereon and all other amounts payable under this Agreement and the other Loan Documents to be forthwith due and payable, whereupon the Advances, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided, however, that in the event of an actual or deemed entry of an order for relief with respect to the Borrower under any Bankruptcy Law, (y) the Commitments of each Lender and the obligation of each Lender to make Advances shall automatically be terminated and (z) the Advances, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower; and (iii) shall at the request, or may with the consent of the Required Lenders, proceed to enforce its rights and remedies under the Loan Documents for the benefit of the Lenders by appropriate proceedings.

VII.

GUARANTY
A.
Guaranty; Limitation of Liability

.

1.1.1.
Each Guarantor hereby absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all Obligations of the Borrower and each other Loan Party now or hereafter existing under or in respect of the Loan Documents (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations, but in each case excluding all Excluded Swap Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premiums, fees, indemnities, contract causes of action, costs, expenses or otherwise (such Obligations being the “Guaranteed Obligations”), and agrees to pay any and all expenses (including, without limitation, reasonable fees and expenses of counsel) incurred by the Administrative Agent or any Lender in enforcing any rights under this Agreement or any other Loan Document. Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Loan Party to the Administrative Agent or any Lender under or in respect of the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Loan Party. This Guaranty is and constitutes a guaranty of payment and not merely of collection.
1.1.2.
Each Guarantor, the Administrative Agent and each other Lender hereby confirms that it is the intention of all such Persons that this Guaranty and the Obligations of each Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty and the Obligations of each Guarantor hereunder. To effectuate the foregoing intention, the Guarantors, the Administrative Agent and the Lenders hereby irrevocably agree that the Obligations of each Guarantor under this Guaranty at any time shall be limited to the maximum amount as will result in the Obligations of such Guarantor under this Guaranty not constituting a fraudulent transfer or conveyance.
1.1.3.
Each Guarantor hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to the Administrative Agent or any Lender under this Guaranty or any other guaranty, such Guarantor will contribute, to the maximum extent permitted by law, such amounts to each other Guarantor and each other guarantor so as to maximize the aggregate amount paid to the Administrative Agent or any Lender under or in respect of the Loan Documents.
B.
Guaranty Absolute

. Each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of this Agreement and the other Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent or any Lender with respect thereto. The Obligations of each Guarantor under or in respect of this Guaranty are independent of the Guaranteed Obligations or any other Obligations of any other Loan Party under or in respect of this Agreement or the other Loan Documents, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Borrower or any other Loan Party or whether the Borrower or any other Loan Party is joined in any such action or actions. The liability of each Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to, any or all of the following:

a)
any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;
b)
any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to the Borrower, any other Loan Party or any of their Subsidiaries or otherwise;
c)
any taking, exchange, release or non‑perfection of any collateral, or any taking, release or amendment or waiver of, or consent to departure from, any other guaranty, for all or any of the Guaranteed Obligations;
d)
any manner of application of collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any collateral for all or any of the Guaranteed Obligations or any other Obligations of any Loan Party under the Loan Documents or any other assets of any Loan Party or any of its Subsidiaries;
e)
any change, restructuring or termination of the corporate structure or existence of any Loan Party or any of its Subsidiaries;

f)
any failure of the Administrative Agent or any Lender to disclose to any Loan Party any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Loan Party now or hereafter known to the Administrative Agent or any Lender (each Guarantor waiving any duty on the part of the Administrative Agent and any Lender to disclose such information);
g)
the failure of any other Person to execute or deliver this Agreement, any other Loan Document, any Guaranty Supplement or any other guaranty or agreement or the release or reduction of liability of any Guarantor or other guarantor or surety with respect to the Guaranteed Obligations; or
h)
any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Administrative Agent or any Lender that might otherwise constitute a defense available to, or a discharge of, any Loan Party or any other guarantor or surety.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Administrative Agent or any Lender or any other Person upon the insolvency, bankruptcy or reorganization of the Borrower or any other Loan Party or otherwise, all as though such payment had not been made.

C.
Waivers and Acknowledgments

.

1.1.1.
Each Guarantor hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Administrative Agent or any Lender protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Loan Party or any other Person or any collateral.
1.1.2.
Each Guarantor hereby unconditionally and irrevocably waives any right to revoke this Guaranty and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.
1.1.3.
Each Guarantor hereby unconditionally and irrevocably waives (i) any defense arising by reason of any claim or defense based upon an election of remedies by the Administrative Agent or any Lender that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of such Guarantor or other rights of such Guarantor to proceed against any of the other Loan Parties, any other guarantor or any other Person or any collateral and (ii) any defense based on any right of set‑off or counterclaim against or in respect of the Obligations of such Guarantor hereunder.
1.1.4.
Each Guarantor acknowledges that the Administrative Agent may, without notice to or demand upon such Guarantor and without affecting the liability of such Guarantor under this Guaranty, foreclose under any mortgage by nonjudicial sale, and each Guarantor hereby waives any defense to the recovery by the Administrative Agent and the Lenders against such Guarantor of any deficiency after such nonjudicial sale and any defense or benefits that may be afforded by applicable law.

1.1.5.
Each Guarantor hereby unconditionally and irrevocably waives any duty on the part of the Administrative Agent or any Lender to disclose to such Guarantor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of the Borrower, any other Loan Party or any of their Subsidiaries now or hereafter known by the Administrative Agent or any Lender.
1.1.6.
Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by this Agreement and the other Loan Documents and that the waivers set forth in Section 7.02 and this Section 7.03 are knowingly made in contemplation of such benefits.
D.
Subrogation

. Each Guarantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against the Borrower, any other Loan Party or any other insider guarantor that arise from the existence, payment, performance or enforcement of such Guarantor’s Obligations under or in respect of this Guaranty, this Agreement or any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Administrative Agent or any Lender against the Borrower, any other Loan Party or any other insider guarantor or any collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Borrower, any other Loan Party or any other insider guarantor, directly or indirectly, in cash or other property or by set‑off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been indefeasibly paid in full in cash and the Commitments shall have expired or been terminated. If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence at any time prior to the latest of (a) the indefeasible payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty and (b) the termination in whole of the Commitments, such amount shall be received and held in trust for the benefit of the Administrative Agent and the Lenders, shall be segregated from other property and funds of such Guarantor and shall forthwith be paid or delivered to the Administrative Agent in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Loan Documents. If (i) any Guarantor shall make payment to the Administrative Agent or any Lender of all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been indefeasibly paid in full in cash and (iii) the termination in whole of the Commitments shall have occurred, the Administrative Agent and the Lenders will, at such Guarantor’s request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment made by such Guarantor pursuant to this Guaranty.

E.
Guaranty Supplements

. Upon the execution and delivery by any Person of a Guaranty Supplement, (i) such Person shall be referred to as an “Additional Guarantor” and shall become and be a Guarantor hereunder, and each reference in this Agreement to a “Guarantor” or a “Loan Party” shall also mean and be a reference to such Additional Guarantor, and each reference in any other Loan Document to a “Guarantor” shall also mean and be a reference to such Additional Guarantor, and (ii) each reference herein to “this Agreement”, “this Guaranty”, “hereunder”, “hereof” or words of like import referring to this Agreement and this Guaranty, and each reference in any other Loan Document to the “Loan Agreement”, “Guaranty”, “thereunder”, “thereof” or words of like import referring to this Agreement and this Guaranty, shall mean and be a reference to this Agreement and this Guaranty as supplemented by such Guaranty Supplement.

F.
Indemnification by Guarantors

.

1.1.1.
Without limitation on any other Obligations of any Guarantor or remedies of the Administrative Agent or the Lenders under this Agreement, this Guaranty or the other Loan Documents, each Guarantor shall, to the fullest extent permitted by law, indemnify, defend and save and hold harmless the Administrative Agent, the Lenders, the Arrangers and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an “Indemnified Party”) from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party in connection with or as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of any Loan Party enforceable against such Loan Party in accordance with their terms.
1.1.2.
Each Guarantor hereby also agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract, tort or otherwise) to any of the Guarantors or any of their respective Affiliates or any of their respective officers, directors, employees, agents and advisors, and each Guarantor hereby agrees not to assert any claim against any Indemnified Party on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the Facility, the actual or proposed use of the proceeds of the Advances, the Loan Documents or any of the transactions contemplated by the Loan Documents.
G.
Subordination

. Each Guarantor hereby subordinates any and all debts, liabilities and other Obligations owed to such Guarantor by each other Loan Party (the “Subordinated Obligations”) to the Guaranteed Obligations to the extent and in the manner hereinafter set forth in this Section 7.07.

1.
Prohibited Payments, Etc. Except during the continuance of an Event of Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Loan Party), each Guarantor may receive regularly scheduled payments or payments made in the ordinary course of business from any other Loan Party on account of the Subordinated Obligations. After the occurrence and during the continuance of any Event of Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Loan Party), however, unless the Administrative Agent otherwise agrees, no Guarantor shall demand, accept or take any action to collect any payment on account of the Subordinated Obligations.
2.
Prior Payment of Guaranteed Obligations. In any proceeding under any Bankruptcy Law relating to any other Loan Party, each Guarantor agrees that the Administrative Agent and the Lenders shall be entitled to receive payment in full in cash of all Guaranteed Obligations (including all interest and expenses accruing after the commencement of a proceeding under any Bankruptcy Law, whether or not constituting an allowed claim in such proceeding (“Post Petition Interest”)) before such Guarantor receives payment of any Subordinated Obligations.
3.
Turn‑Over. After the occurrence and during the continuance of any Event of Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Loan Party), each Guarantor shall, if the Administrative Agent so requests, collect, enforce and receive payments on account of the Subordinated Obligations as trustee for the Administrative Agent and the Lenders and deliver such payments to the Administrative Agent on account of the Guaranteed Obligations (including all Post Petition Interest), together with any necessary endorsements or other instruments of transfer, but without reducing or affecting in any manner the liability of such Guarantor under the other provisions of this Guaranty.

4.
Administrative Agent Authorization. After the occurrence and during the continuance of any Event of Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Loan Party), the Administrative Agent is authorized and empowered (but without any obligation to so do), in its discretion, (i) in the name of each Guarantor, to collect and enforce, and to submit claims in respect of, Subordinated Obligations and to apply any amounts received thereon to the Guaranteed Obligations (including any and all Post Petition Interest), and (ii) to require each Guarantor (A) to collect and enforce, and to submit claims in respect of, Subordinated Obligations and (B) to pay any amounts received on such obligations to the Administrative Agent for application to the Guaranteed Obligations (including any and all Post Petition Interest).
H.
Continuing Guaranty; Effect of Release

.

1.1.1.
This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the later of (i) the indefeasible payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty and (ii) the termination in whole of the Commitments, (b) be binding upon the Guarantors, their successors and assigns and (c) inure to the benefit of and be enforceable by the Administrative Agent and the Lenders and their successors, transferees and assigns.
1.1.2.
Notwithstanding the foregoing, or anything to the contrary contained in this Agreement (including, without limitation, in this Article VII), in no event shall any applicable Subsidiary Guarantor have any liability or obligation of any kind or nature under the Guaranty (including for such purpose, any Guaranty Supplement) and/or this Agreement and any other Loan Document from and after the date such Subsidiary Guarantor is released from its obligations under this Agreement and the other Loan Documents pursuant to Section 9.14.
I.
Keepwell

. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its Guaranteed Obligations in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 7.09 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 7.09, or otherwise in respect of the Guaranteed Obligations, as it relates to such other Loan Party, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until a discharge of the Guaranteed Obligations. Each Qualified ECP Guarantor intends that this Section 7.09 constitute, and this Section 7.09 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

VIII.

THE ADMINISTRATIVE AGENT
A.
Authorization and Action

. Each Lender (in its capacity as a Lender and on behalf of itself and its Affiliates as potential Hedge Banks) hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto. As to any matters not expressly provided for by the Loan Documents (including, without limitation, enforcement or collection of the Notes), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders or such greater number of Lenders as may be required pursuant to this Agreement, and such instructions shall be binding upon all Lenders and all holders of Notes; provided, however, that the Administrative Agent shall not be required to take any action that exposes the Administrative Agent to personal liability or that is contrary to this Agreement or applicable law. The Administrative Agent agrees to give to each Lender prompt notice of each notice given to it by the Borrower pursuant to the terms of this Agreement. Notwithstanding anything to the contrary in any Loan Document, no Person identified as a syndication agent, documentation agent, senior manager, joint lead arranger or joint bookrunner, in such Person’s capacity as such, shall have any obligations or duties to any Loan Party, the Administrative Agent or any Lender under any of such Loan Documents. In its capacity as the Lenders’ contractual representative, the Administrative Agent is a “representative” of the Lenders as used within the meaning of “Secured Party” under Section 9‑102 of the Uniform Commercial Code.

B.
The Administrative Agent’s Reliance, Etc.

. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with the Loan Documents, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Administrative Agent: (a) in the case of the Administrative Agent, may treat the payee of any Note as the holder thereof until the Administrative Agent receives and accepts an Accession Agreement entered into by an Acceding Lender as provided in Section 2.17 or an Assignment and Acceptance entered into by the Lender that is the payee of such Note, as assignor, and an Eligible Assignee, as assignee, or, in the case of any other Agent, the Administrative Agent has received notice from the Administrative Agent that it has received and accepted such Accession Agreement or Assignment and Acceptance, as the case may be, in each case as provided in Section 9.07; (b) may consult with legal counsel (including counsel for any Loan Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (c) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations (whether written or oral) made in or in connection with the Loan Documents; (d) shall not have any duty to ascertain or to inquire as to the performance, observance or satisfaction of any of the terms, covenants or conditions of any Loan Document on the part of any Loan Party or the existence at any time of any Default under the Loan Documents or to inspect the property (including the books and records) of any Loan Party; (e) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, any Loan Document or any other instrument or document furnished pursuant thereto (including, for the avoidance of doubt, in connection with the Administrative Agent’s reliance on any electronic signature delivered pursuant to Section 9.08); (f) shall incur no liability under or in respect of any Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopy or other electronic communication) believed by it to be genuine and signed or sent by the proper party or parties; and (g) shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law, including for the avoidance of doubt, any action that may be in violation of the automatic stay under any Bankruptcy Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Bankruptcy Law.

C.
PNC and Affiliates

. With respect to its Commitments, the Advances made by it and the Notes issued to it, PNC shall have the same rights and powers under the Loan Documents as any other Lender and may exercise the same as though it were not the Administrative Agent; and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated, include PNC in its individual capacity. PNC and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with, any Loan Party, any Subsidiary of any Loan Party and any Person that may do business with or own securities of any Loan Party or any such Subsidiary, all as if PNC were not the Administrative Agent and without any duty to account therefor to the Lenders.

D.
Lender Credit Decision

. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement. Nothing in this Agreement or any other Loan Document shall require the Administrative Agent or any of its respective directors, officers, agents or employees to carry out any “know your customer” or other checks in relation to any Person on behalf of any Lender and each Lender confirms to the Administrative Agent that it is solely responsible for any such checks it is required to carry out and that it may not rely on any statement in relation to such checks made by the Administrative Agent or any of its respective directors, officers, agents or employees.

E.
Indemnification by Lenders

.

1.1.1.
Each Lender severally agrees to indemnify the Administrative Agent (to the extent not promptly reimbursed by the Borrower) from and against such Lender’s ratable share (determined as provided below) of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, litigation, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Administrative Agent in any way relating to or arising out of the Loan Documents or any action taken or omitted by the Administrative Agent under the Loan Documents (collectively, the “Indemnified Costs”); provided,however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, litigation, costs, expenses or disbursements resulting from the Administrative Agent’s gross negligence or willful misconduct as found in a final, non‑appealable judgment by a court of competent jurisdiction. Without limitation of the foregoing, each Lender severally agrees to reimburse the Administrative Agent promptly upon demand for its ratable share of any costs and expenses (including, without limitation, fees and expenses of counsel) payable by the Borrower under Section 9.04, to the extent that the Administrative Agent is not promptly reimbursed for such costs and expenses by the Borrower. In the case of any investigation, litigation or proceeding giving rise to any Indemnified Costs, this Section 8.05 applies whether any such investigation, litigation or proceeding is brought by any Lender or any other Person. If the Borrower shall reimburse the Administrative Agent for any Indemnified Costs following payment by any Lender to the Administrative Agent in respect of such Indemnified Costs pursuant to this Section, the Administrative Agent shall share such reimbursement on a ratable basis with each Lender making any such payment.
1.1.2.
For purposes of this Section 8.05, the Lenders’ respective ratable shares of any amount shall be determined, at any time, according to their respective Commitments at such time. The failure of any Lender to reimburse the Administrative Agent promptly upon demand for its ratable share of any amount required to be paid by the Lenders to the Administrative Agent as provided herein shall not relieve any other Lender of its obligation hereunder to reimburse the Administrative Agent for its ratable share of such amount, but no Lender shall be responsible for the failure of any other Lender to reimburse the Administrative Agent for such other Lender’s ratable share of such amount. The term “Administrative Agent” shall be deemed to include the employees, directors, officers and Affiliates of the Administrative Agent for purposes of this

Section 8.05. Without prejudice to the survival of any other agreement of any Lender hereunder, the agreement and obligations of each Lender contained in this Section 8.05 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under the other Loan Documents.
F.
Successor Agent

. The Administrative Agent may resign at any time by giving 30 days’ prior written notice thereof to the Lenders and the Borrower and may be removed at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Administrative Agent, which appointment shall, provided that no Default or Event of Default shall have occurred and be continuing, be subject to the consent of the Borrower, such consent not to be unreasonably withheld, conditioned or delayed. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent’s giving of notice of resignation or the Required Lenders’ removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a commercial bank organized under the laws of the United States or of any State thereof and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as the Administrative Agent hereunder by a successor Administrative Agent, and upon the execution and filing or recording of such financing statements, or amendments thereto and such other instruments or notices, as may be necessary or desirable, or as the Required Lenders may request, in order to continue the perfection of the Liens granted or purported to be granted by this Agreement, such successor Administrative Agent shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under the Loan Documents. If within 45 days after written notice is given of the retiring Administrative Agent’s resignation or removal under this Section 8.06 no successor Administrative Agent shall have been appointed and shall have accepted such appointment, then on such 45th day (i) the retiring Administrative Agent’s resignation or removal shall become effective, (ii) the retiring Administrative Agent shall thereupon be discharged from its duties and obligations under the Loan Documents and (iii) the Required Lenders shall thereafter perform all duties of the retiring Administrative Agent under the Loan Documents until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided above. After any retiring Administrative Agent’s resignation or removal hereunder as the Administrative Agent shall have become effective, the provisions of this Article IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement.

G.
Relationship of Administrative Agent and Lenders

. The relationship between the Administrative Agent and the Lenders, and the relationship among the Lenders, is not intended by the parties to create, and shall not create, any trust, joint venture or partnership relation between them.

H.
Certain ERISA Matters

.

1.1.1.
Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of the Administrative Agent and each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:
(1)
such Lender is not using “plan assets” of one or more Benefit Plans in connection with the Advances or the Commitments,

(2)
the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Obligations of such Lender in respect of the Advances, the Commitments and this Agreement, or
(3)
(A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Obligations of such Lender in respect of the Advances, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Obligations of such Lender in respect of the Advances, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Obligations of such Lender in respect of the Advances, the Commitments and this Agreement.
b)
In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender, such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of the Administrative Agent and each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that:
(1)
none of the Administrative Agent, the Arrangers or their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto),
(2)
the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Obligations of such Lender in respect of the Advances, the Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that has under management or control, total assets of at least $50 million, in each case as described in 29 CFR § 2510.3-21(c)(1)(A)-(E),
(3)
the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Obligations of such Lender in respect of the Advances, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies,
(4)
the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Obligations of such Lender in respect of the Advances, the Commitments and this Agreement is a fiduciary under ERISA or the Internal Revenue Code, or both, with respect to the Advances, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and

(5)
no fee or other compensation is being paid by such Lender or any of its Affiliates or agents directly to the Administrative Agent, any Arranger or any of their respective Affiliates for investment advice (as opposed to other services) in connection with the Advances, the Commitments or this Agreement.

~~The~~Each of the Administrative Agent and each Arranger hereby informs the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Advances, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Advances or the Commitments for an amount less than the amount being paid for an interest in the Advances or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including, without limitation, structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.

I.
Payments in Error

.

1.1.1.
If the Administrative Agent notifies a Lender or any other Person who has received funds on behalf of a Lender (any such Lender or other recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to any Payment Recipient) (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and such Payment Recipient shall promptly, but in no event later than two Business Days thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error.
1.1.2.
Without limiting immediately preceding clause (a), if any Payment Recipient receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) that (x) is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) such Payment Recipient otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part) in each case:
(1)
(A) in the case of immediately preceding clauses (x) or (y), an error shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) an error has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and
(2)
such Payment Recipient shall promptly (and, in all events, within one Business Day of its knowledge of such error) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 8.09(b).
b)
Each Lender hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Lender from any source, against any amount due to the Administrative Agent under immediately preceding clause (a) or under the indemnification provisions of this Agreement.
c)
In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with immediately preceding clause (a), from any Lender ~~Party~~ that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Administrative Agent’s notice to such Lender ~~Party~~ at any time, (i) such Lender ~~Party~~ shall be deemed to have assigned its Advances (but not its Commitments) ~~of the relevant Class~~ with respect to which such Erroneous Payment was made ~~(the “Erroneous Payment Impacted Class”)~~ in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Advances (but not Commitments) ~~of the Erroneous Payment Impacted Class~~, the “Erroneous Payment Deficiency Assignment”) at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Administrative Agent in such instance), and is hereby (together with the Borrower) deemed to have executed and delivered an Assignment and Acceptance (or, to the extent applicable, an agreement incorporating an Assignment and Acceptance by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and such parties are participants) with respect to such Erroneous Payment Deficiency Assignment, and such Lender ~~Party~~ shall deliver any Notes evidencing such Advances to the Borrower or the Administrative Agent, (ii) the Administrative Agent as the assignee shall be deemed to acquire the Erroneous Payment Deficiency Assignment, (iii) upon such deemed acquisition, the Administrative Agent as the assignee shall become a Lender ~~or Issuing Bank, as applicable,~~ hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender ~~Party~~ shall cease to be a Lender ~~or Issuing Bank, as applicable~~, hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Lender ~~Party~~ and (iv) the Administrative Agent may reflect in the Register its ownership interest in the Advances subject to the Erroneous Payment Deficiency Assignment. The Administrative Agent may, in its discretion, sell any Advances acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender ~~Party~~ shall be reduced by the net proceeds of the sale of such Advance (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Lender ~~Party~~ (and/or against any Payment Recipient that receives funds on its respective behalf). For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender ~~Party~~ and such Commitments shall remain available in accordance with the terms of this Agreement. In addition, each party hereto agrees that, except to the extent that the Administrative Agent has sold an Advance (or portion thereof) acquired pursuant to an Erroneous Payment Deficiency Assignment, and irrespective of whether the Administrative Agent may be equitably subrogated, the Administrative Agent shall be contractually subrogated to all the rights and interests of the applicable Lender under the Loan Documents with respect to each Erroneous Payment Return Deficiency (the “Erroneous Payment Subrogation Rights”).
d)
The parties hereto agree that an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligation owed by the Borrower or any other Loan Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrower or any other Loan Party for the purpose of making such Erroneous Payment.
IX.

MISCELLANEOUS
A.
Amendments, Etc.

1.1.1.
No amendment or waiver of any provision of this Agreement~~or~~, the Notes or any other Loan Document, nor consent to any departure by any Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by the Lenders indicated below, do any of the following at any time: (i) modify the definition of Required Lenders or otherwise change the percentage vote of the Lenders required to take any action under this Agreement or any other Loan Document, in each case without the consent of each affected Lender, (ii) release the Borrower with respect to the Obligations or, except to the extent expressly permitted under this Agreement, reduce or limit the obligations of any Guarantor under Article VII or release such Guarantor or otherwise limit such Guarantor’s liability with respect to the Guaranteed Obligations without the consent of each Lender, (iii) permit the Borrower Parties to encumber the Unencumbered Assets, except as expressly permitted in the Loan Documents, without the consent of each Lender, (iv) amend this Section 9.01 without the consent of each Lender, (v) increase the Commitment of any Lender or subject any Lender to any additional obligations (other than as provided by Section 2.17), without the consent of such Lender, (vi) forgive or reduce the principal of, or interest on (other than (x) a waiver or amendment of the interest rate increase provided for in Section 2.07(b) or (y) an amendment to any financial covenant (or any defined term directly or indirectly used therein), even if the effect of such amendment would be to reduce the rate of interest on any Advance or other Obligation or to reduce any fee payable hereunder), the Obligations of the Loan Parties under the Loan Documents or any fees or other amounts payable thereunder to any Lender, without the consent of such Lender, (vii) postpone or extend any date fixed for any payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder to any Lender (other than as provided by Section 2.07(d)), in each case without the consent of such Lender, (viii) extend the Maturity Date, other than as provided by Section 2.16, without the consent of each affected Lender, (ix) modify the definition of Pro Rata Share without the consent of each Lender, (x) subordinate, or have the effect of subordinating, the Obligations hereunder to any other Debt without the consent of each Lender or (xi) modify Section 2.11(f) or any provisions requiring payment to be made for the ratable account of the Lenders without the consent of each Lender; provided ~~further~~, however that (A) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Administrative Agent under this Agreement or the other Loan Documents and (B) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above to take such action, amend, waive or consent to any departure from the provisions of Section 2.07(e) or the defined terms herein pertaining to the establishment, replacement or computation of any interest rate or interest rate margin applicable to any Obligations hereunder (except, in each case, in accordance with Sections 2.07(d), 2.07(e) and 9.01(~~d~~e)).
1.1.2.
In the event that any Lender (a “Non‑Consenting Lender”) shall fail to consent to a waiver or amendment to, or a departure from, the provisions of this Agreement which requires the consent of all Lenders and that has been consented to by the Administrative Agent and the Required Lenders, then the Borrower shall have the right, upon written demand to such Non‑Consenting Lender and the Administrative Agent given within 30 days after the first date on which such consent was solicited in writing from the Lenders by the Administrative Agent (a “Consent Request Date”), to cause such Non‑Consenting Lender to assign its rights and obligations under this Agreement (including, without limitation, its Commitment or Commitments, the Advances owing to it and the Note or Notes, if any, held by it) to a Replacement Lender, provided that (i) as of such Consent Request Date, no Default or Event of Default shall have occurred and be continuing, (ii) as of the date of the Borrower’s written demand to replace such Non‑Consenting Lender, no Default or Event of Default shall have occurred and be continuing other than a Default or Event of Default that resulted solely from the subject matter of the waiver or amendment for which such consent was being solicited from the Lenders by the Administrative Agent and (iii) the replacement of any Non-Consenting Lender shall be consummated in accordance with and subject to the provisions of Section 2.19. The Replacement Lender shall purchase such interests of the Non‑Consenting Lender and shall assume the rights and obligations of the Non‑Consenting Lender under this Agreement upon execution by the Replacement Lender of an Assignment and Acceptance delivered pursuant to Section 9.07.
1.1.3.
Anything herein to the contrary notwithstanding, during such period as a Lender is a Defaulting Lender, to the fullest extent permitted by applicable law, such Lender will not be entitled to vote in respect of amendments and waivers hereunder and the Commitment and the outstanding Advances or other extensions of credit of such Lender hereunder will not be taken into account in determining whether the Required Lenders or all of the Lenders, as required, have approved any such amendment or waiver (and the definition of “Required Lenders” will automatically be deemed modified accordingly for the duration of such period); providedthat any such amendment or waiver that would increase or extend the term of the Commitment of such Defaulting Lender, extend the date fixed for the payment of principal or interest owing to such Defaulting Lender hereunder, reduce the principal amount of any obligation owing to such Defaulting Lender, reduce the amount of or the rate or amount of interest on any amount owing to such Defaulting Lender or of any fee payable to such Defaulting Lender hereunder, or alter the terms of this proviso, will require the consent of such Defaulting Lender.
1.1.4.
Anything herein to the contrary notwithstanding, but subject to Section 2.07(d), if the Administrative Agent and the Borrower have jointly identified an ambiguity, omission, mistake or defect in any provision of this Agreement or the other Loan Documents or an inconsistency between a provision of this Agreement and/or a provision of the other Loan Documents, the Administrative Agent and the Borrower shall be permitted to amend such provision to cure such ambiguity, omission, mistake, defect or inconsistency, and, in each case, such amendment shall become effective without any further action or consent of any other party to any Loan Document if the Required Lenders do not provide the Administrative Agent with written notice of objection to such amendment within ten Business Days following receipt of notice thereof and a copy of such amendment.
1.1.5.
In the event a consent or approval (a “Proposed Modification”) is issued by the Required Lenders (as defined in the Existing Credit Agreement) of any waiver, amendment and/or modification to any economic or financial covenant (including any associated definitions) of the Existing Credit Agreement (the “Existing Credit Agreement Provisions”) in writing, then (A) for purposes of determining if the requisite approvals hereunder have been obtained, any Lender under this Agreement shall be deemed to have approved a waiver, amendment and/or modification, as applicable, to the corresponding economic or financial covenant hereunder (including any associated definitions) identical to such Proposed Modification if such Lender or an Affiliate of such Lender shall have approved the Proposed Modification under the Existing Credit Agreement in its capacity as a Lender thereunder and (B) if the Lenders under this Agreement described in the immediately preceding clause (A) constitute the Required Lenders (or, to the extent required by Section 9.01(a), all Lenders) hereunder, then substantially simultaneously with the agreement to or granting of such Proposed Modification under the Existing Credit Agreement, this Agreement shall be deemed modified or amended, or that applicable provision shall be deemed waived (a “Conforming Amendment”) in a manner consistent with the Proposed Modifications under the Existing Credit Agreement. The Borrower, the Administrative Agent and each such approving Lender (including any Lender deemed to have approved pursuant to this Section 9.01(~~d~~e)) shall, upon the written request of any party hereunder, execute and deliver a written amendment to the applicable Loan Document(s) to memorialize any Conforming Amendment approved (or deemed approved) pursuant to this Section 9.01(~~d~~e). For clarification, in the event that the Existing Credit Agreement dated as of June 18, 2018 is replaced and/or amended and restated, and the terms of such replacements or amendment and restatement do not include an economic or financial covenant that is included in this Agreement, such exclusion shall be deemed a Proposed Modification of an Existing Credit Agreement Provision for purposes of this Section 9.01(~~d~~e). In the event any fees are paid in connection with any such waiver, amendment and/or modification of the Existing Credit Agreement described in this Section 9.01(~~d~~e), as a condition to any Conforming Amendment, a corresponding amount of such fees shall be paid to the Lenders, subject to any applicable conditions to payment of such fees contained in the Existing Credit Agreement.
1.1.6.
If the Administrative Agent shall request the consent of the Lenders pursuant to Section 9.01(a) and any Lender shall fail to respond to such consent request (which response must include any non-confidential information as may have been reasonably requested by the Administrative Agent from such Lender in connection with such consent request) within the earlier of (x) the applicable time period specified for the granting or withholding of such consent pursuant to the Loan Documents, if any, and (y) ten (10) Business Days after delivery of such request, then the Administrative Agent shall deliver a second request, in writing, to such non-responding Lender, which second request shall include a legend in capital letters stating “YOUR

RESPONSE IS REQUIRED WITHIN TEN (10) BUSINESS DAYS OF RECEIPT OF THIS NOTICE PURSUANT TO THE TERMS OF THE TERM LOAN AGREEMENT DATED AS OF SEPTEMBER 29, 2016, AS AMENDED, AMONG EASTERLY GOVERNMENT PROPERTIES LP, EASTERLY GOVERNMENT PROPERTIES, INC., PNC BANK, NATIONAL ASSOCIATION AND THE LENDERS PARTY THERETO. FAILURE TO RESPOND IN WRITING TO THIS REQUEST WITHIN SUCH TEN (10) BUSINESS DAY PERIOD SHALL RESULT IN YOUR DEEMED CONSENT TO THIS REQUEST.” and if such Lender fails to respond to such second request within such second period, such Lender shall be deemed to have consented to such request.
B.
Notices, Etc.

.

1.1.1.
All notices and other Communications provided for hereunder shall be either (x) in writing (including telecopier communication) and mailed, telecopied or delivered by hand or by overnight courier service, (y) as and to the extent set forth in Section 9.02(b) and in the proviso to this Section 9.02(a), in an electronic medium and delivered as set forth in Section 9.02(b) or (z) as and to the extent expressly permitted in this Agreement, transmitted by e‑mail, provided that such e‑mail shall in all cases include an attachment (in PDF format or similar format) containing a legible signature of the person providing such notice, if to the Borrower, at its address at c/o Easterly Government Properties, Inc., ~~2101 L~~2001 KStreet NW, Suite ~~650~~775 North, Washington, D.C. ~~20037~~20006, Attention: ~~Alison Bernard, Executive Vice President~~Allison Marino, Chief Financial Officerand Chief Accounting Officer ~~and Meghan Baivier, Executive Vice President, Chief Financial and Operating Officer~~ or, if applicable, at ~~abernard@easterlyreit.com and mbaivier~~amarino@easterlyreit.com (and in the case of transmission by e‑mail, with a copy by U.S. mail to the attention of ~~Alison Bernard, Executive Vice President~~Allison Marino, Chief Financial Officerand Chief Accounting Officer ~~and Meghan Baivier, Executive Vice President, Chief Financial and Operating Officer~~ at c/o Easterly Government Properties, Inc., ~~2101 L~~2001 K Street NW, Suite ~~650~~775 North, Washington, D.C. ~~20037~~20006); if to any Initial Lender, at its Domestic Lending Office or, if applicable, at the telecopy number or e‑mail address specified opposite its name on Schedule I hereto (and in the case of a transmission by e‑mail, with a copy by U.S. mail to its Domestic Lending Office); if to any other Lender, at its Domestic Lending Office or, if applicable, at the telecopy number or e‑mail address specified in the Assignment and Acceptance pursuant to which it became a Lender (and in the case of a transmission by e‑mail, with a copy by U.S. mail to its Domestic Lending Office); and if to the Administrative Agent, at its address at PNC Real Estate, 800 17th Street NW, Washington, DC 20006, Attention: Shari Reams-Henofer, Senior Vice President, or, if applicable, at shari.reams@pnc.com (and in the case of a transmission by e‑mail, with a copy by U.S. mail to PNC Real Estate, 800 17th Street NW, Washington, DC 20006, Attention: Shari Reams-Henofer, Senior Vice President) or, as to the Borrower or the Administrative Agent, at such other address as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to the Borrower and the Administrative Agent. All notices, demands, requests, consents and other Communications described in this clause (a) shall be effective (i) if delivered by hand, including any overnight courier service, upon personal delivery, (ii) if delivered by mail, when deposited in the mails, (iii) if delivered by posting to an Approved Electronic Platform, an Internet website or a similar telecommunication device requiring that a user have prior access to such Approved Electronic Platform, website or other device (to the extent permitted by Section 9.02(b) to be delivered thereunder), when such notice, demand, request, consent and other Communication shall have been made generally available on such Approved Electronic Platform, Internet website or similar device to the class of Person being notified (regardless of whether any such Person must accomplish, and whether or not any such Person shall have accomplished, any action prior to obtaining access to such items, including registration, disclosure of contact information, compliance with a standard user agreement or undertaking a duty of confidentiality) and such Person has been notified in respect of such posting that a Communication has been posted to the Approved Electronic Platform, providedthat if requested by any Lender, the Administrative Agent shall deliver a copy of the Communications to such Lender by e‑mail or telecopier and (iv) if delivered by electronic mail or any other telecommunications device, upon receipt by the sender of a response from any one recipient, or from an employee or representative of the Person receiving notice on behalf of such Person, acknowledging receipt (which response may not be an automatic computer‑generated response) and an identical notice is also sent simultaneously by mail, overnight courier or personal delivery as otherwise provide in this Section 9.02; provided, however, that notices and Communications to the Administrative Agent pursuant to Article II, III or IX shall not be effective until received by the Administrative Agent. Delivery by telecopier of an executed counterpart of a signature page to any amendment or waiver of any provision of this Agreement or the Notes or of any Exhibit hereto to be executed and delivered hereunder shall be effective as delivery of an original executed counterpart thereof. Each Lender agrees (i) to notify the Administrative Agent in writing of such Lender’s e‑mail address to which a notice may be sent by electronic transmission (including by electronic communication) on or before the date such Lender becomes a party to this Agreement (and from time to time thereafter to ensure that the Administrative Agent has on record an effective e‑mail address for such Lender) and (ii) that any notice may be sent to such e‑mail address.
1.1.2.
Notwithstanding clause (a) (unless the Administrative Agent requests that the provisions of clause (a) be followed) and any other provision in this Agreement or any other Loan Document providing for the delivery of any Approved Electronic Communication by any other means, the Loan Parties shall deliver all Approved Electronic Communications to the Administrative Agent by properly transmitting such Approved Electronic Communications in an electronic/soft medium in a format acceptable to the Administrative Agent to Shari Reams-Henofer at shari.reams@pnc.com or such other electronic mail address (or similar means of electronic delivery) as the Administrative Agent may notify to the Borrower. Nothing in this clause (b) shall prejudice the right of the Administrative Agent or any Lender to deliver any Approved Electronic Communication to any Loan Party in any manner authorized in this Agreement or to request that the Borrower effect delivery in such manner.
1.1.3.
Each of the Lenders and each Loan Party agrees that the Administrative Agent may, but shall not be obligated to, make the Approved Electronic Communications available to the Lenders by posting such Approved Electronic Communications on IntraLinks™ or a substantially similar electronic platform chosen by the Administrative Agent to be its electronic transmission system (the “Approved Electronic Platform”). Although the Approved Electronic Platform and its primary web portal are secured with generally‑applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the Closing Date, a dual firewall and a User ID/Password Authorization System) and the

Approved Electronic Platform is secured through a single‑user‑per‑deal authorization method whereby each user may access the Approved Electronic Platform only on a deal‑by‑deal basis, each of the Lenders and each Loan Party acknowledges and agrees that the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution. In consideration for the convenience and other benefits afforded by such distribution and for the other consideration provided hereunder, the receipt and sufficiency of which is hereby acknowledged, each of the Lenders and each Loan Party hereby approves distribution of the Approved Electronic Communications through the Approved Electronic Platform and understands and assumes the risks of such distribution.
1.1.4.
THE APPROVED ELECTRONIC PLATFORM AND THE APPROVED ELECTRONIC COMMUNICATIONS ARE PROVIDED “AS IS” AND “AS AVAILABLE”. NONE OF THE ADMINISTRATIVE AGENT NOR ANY OF ITS DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES WARRANT THE ACCURACY, ADEQUACY OR COMPLETENESS OF THE APPROVED ELECTRONIC COMMUNICATIONS OR THE APPROVED ELECTRONIC PLATFORM AND EACH EXPRESSLY DISCLAIMS ANY LIABILITY FOR ERRORS OR OMISSIONS IN THE APPROVED ELECTRONIC COMMUNICATIONS OR THE APPROVED ELECTRONIC PLATFORM. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON‑INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE ADMINISTRATIVE AGENT OR ANY OF ITS DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES IN CONNECTION WITH THE APPROVED ELECTRONIC COMMUNICATIONS OR THE APPROVED ELECTRONIC PLATFORM.
1.1.5.
Each of the Lenders and each Loan Party agrees that the Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Approved Electronic Communications on the Approved Electronic Platform in accordance with the Administrative Agent’s generally‑applicable document retention procedures and policies.
1.1.6.
Notwithstanding anything to the contrary contained herein, if the Borrower and the Administrative Agent agree, the Borrower may request a Borrowing, continuation or Conversion of Advances through the Credit Management Module of PNC’s PINACLE® system in accordance with the applicable security procedures therefor. Each request submitted through the Credit Management Module of PNC’s PINACLE® system in accordance with the applicable security procedures therefor shall be deemed delivered to the Administrative Agent (i) in the form required by Sections 2.02(a), 2.07 or 2.09, as applicable, and (ii) on the date and time such request was submitted through the Credit Management Module of PNC’s PINACLE® system.
C.
No Waiver; Remedies

. No failure on the part of any Lender or the Administrative Agent to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein and therein provided are cumulative and not exclusive of any remedies provided by law.

D.
Costs and Expenses

.

1.1.1.
Each Loan Party agrees jointly and severally to pay on demand (i) all reasonable and documented out‑of‑pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration, modification and amendment of the Loan Documents (including, without limitation, reasonable and documented out-of-pocket (A) all due diligence, Asset review, syndication, transportation, computer, duplication, appraisal, audit, insurance, consultant, search, filing and recording fees and expenses, (B) fees and expenses of counsel for the Administrative Agent with respect thereto (including, without limitation, with respect to reviewing and advising on any matters required to be completed by the Loan Parties on a post‑closing basis), with respect to advising the Administrative Agent as to its rights and responsibilities, or the perfection, protection or preservation of rights or interests, under the Loan Documents, with respect to negotiations with any Loan Party or with other creditors of any Loan Party or any of its Subsidiaries arising out of any Default or any events or circumstances that may give rise to a Default and with respect to presenting claims in or otherwise participating in or monitoring any bankruptcy, insolvency or other similar proceeding involving creditors’ rights generally and any proceeding ancillary thereto and (C) fees and expenses of counsel for the Administrative Agent with respect to the preparation, execution, delivery and review of any documents and instruments at any time delivered pursuant to Sections 3.01, 3.02 or 5.01(j))and (ii) all out-of-pocket costs and expenses of the Administrative Agent and, following the occurrence of any Event of Default, each Lender, in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of the Loan Documents, whether in any action, litigation, or any bankruptcy, insolvency or other similar proceeding affecting creditors’ rights generally (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent and each such Lender with respect thereto), provided, however, that the Loan Parties shall not be required to pay the costs and expenses of more than one counsel for the Administrative Agent and the Lenders, absent a conflict of interest (or in the case of a conflict of interest, one additional counsel for all similarly conflicted Lenders), and any necessary or desirable local counsel (limited to tax, litigation and corporate counsel in each applicable jurisdiction or, in the case of a conflict of interest, one additional tax, litigation and corporate counsel in such jurisdiction for all similarly conflicted Lenders).
1.1.2.
Each Loan Party agrees to indemnify, defend and save and hold harmless each Indemnified Party from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of one counsel for the Indemnified Parties, absent a conflict of interest (or in the case of a conflict of interest, one additional counsel for all similarly conflicted Indemnified Parties), and any necessary or desirable local counsel (limited to tax, litigation and corporate counsel in each applicable jurisdiction or, in the case of a conflict of interest, one additional tax, litigation and corporate counsel in such jurisdiction for all similarly conflicted Indemnified Parties))that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation or proceeding or preparation of a defense in connection therewith) (i) the Facility, the actual or proposed use of the ~~Facility~~proceeds of the Advances, the Loan Documents or any of the transactions contemplated thereby or (ii) the actual or alleged presence of Hazardous Materials on any property of any Loan Party or any of its Subsidiaries or any Environmental Action relating in any way to any Loan Party or any of its Subsidiaries, except to the extent such claim, damage, loss, liability or expense (x) is found in a final, non‑appealable judgment by a court of competent jurisdiction to have resulted primarily from such Indemnified Party’s gross negligence, willful misconduct or bad faith material breach of the Loan Documents or (y) arises out of or in connection with any dispute solely among the Indemnified Parties and not arising out of or in connection with any act or omission of any Loan Parties or any of their Subsidiaries (other than a dispute involving a claim against the Administrative Agent or any Arranger solely in such capacity). In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 9.04(b) applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Borrower Party, its directors, shareholders or creditors or an Indemnified Party, whether or not any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated by the Loan Documents are consummated. Each Loan Party also agrees not to assert any claim against the Administrative Agent, any Lender or any of their respective Related Parties, on any theory of liability, for special, indirect, incidental, consequential or punitive damages arising out of or otherwise relating to the Facility, the actual or proposed use of the ~~Facility~~proceeds of the Advances, the Loan Documents or any of the transactions contemplated by the Loan Documents. This Section 9.04(b) shall not apply with respect to Taxes, as to which Section 2.12 shall govern, other than any Taxes that represent losses, claims, damages and similar costs arising from any non-Tax claim.
1.1.3.
If any payment of principal of, or Conversion of, any Adjusted Term SOFR Advance is made by the Borrower to or for the account of a Lender other than on the last day of the Interest Period for such Advance, as a result of a payment or Conversion pursuant to Section 2.06, 2.09(b)(i) or 2.10(d), replacement of a Lender pursuant to Section 2.19 or 9.01(b), acceleration of the maturity of the Notes pursuant to Section 6.01 or for any other reason, if the Borrower fails to make any payment or prepayment of an Advance for which a notice of prepayment has been given or that is otherwise required to be made, whether pursuant to Section 2.04, 2.06 or 6.01 or otherwise, or a Benchmark Replacement occurs pursuant to Section 2.07(e), the Borrower shall, upon demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses that it may reasonably incur as a result of such payment or Conversion or such failure to pay or prepay, as the case may be, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such Advance.
1.1.4.
If any Loan Party fails to pay when due any costs, expenses or other amounts payable by it under any Loan Document, including, without limitation, fees and expenses of counsel and indemnities, such amount may be paid on behalf of such Loan Party by the Administrative Agent or any Lender, in its sole discretion.
1.1.5.
Without prejudice to the survival of any other agreement of any Loan Party hereunder or under any other Loan Document, the agreements and obligations of the Borrower and the other Loan Parties contained in Sections 2.10 and 2.12, Section 7.06 and this Section 9.04 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under any of the other Loan Documents.

1.1.6.
No Indemnified Party referred to in Section 9.04(b) shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby.
E.
Right of Set‑off

. Upon (a) the occurrence and during the continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by Section 6.01 to authorize the Administrative Agent to declare the Notes due and payable pursuant to the provisions of Section 6.01, the Administrative Agent and each Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and otherwise apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Administrative Agent, such Lender or such Affiliate to or for the credit or the account of the Borrower or any other Loan Party against any and all of the Obligations of the Borrower or such Loan Party now or hereafter existing under the Loan Documents, irrespective of whether the Administrative Agent or such Lender shall have made any demand under this Agreement or such Note or Notes and although such obligations may be unmatured. The Administrative Agent and each Lender agrees promptly to notify the Borrower or such Loan Party after any such set‑off and application; provided, however, that the failure to give such notice shall not affect the validity of such set‑off and application. The rights of the Administrative Agent and each Lender and their respective Affiliates under this Section 9.05 are in addition to other rights and remedies (including, without limitation, other rights of set‑off) that the Administrative Agent, such Lender and their respective Affiliates may have; provided, however, that in the event that any Defaulting Lender exercises such right of setoff, (x) all amounts so set off will be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.18(a) and, pending such payment, will be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders and (y) the Defaulting Lender will provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff.

F.
Binding Effect

. This Agreement shall become effective when it shall have been executed by the Parent, the Borrower, each Subsidiary Guarantor named on the signature pages hereto and the Administrative Agent shall have been notified by each Initial Lender that such Initial Lender has executed it and thereafter shall be binding upon and inure to the benefit of the Parent, the Borrower, the Subsidiary Guarantors named on the signature pages hereto and the Administrative Agent and each Lender and their respective successors and assigns, except that neither the Borrower nor any other Loan Party shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lenders.

G.
Assignments and Participations; Replacement Notes

.

1.1.1.
Each Lender may (and, if demanded by the Borrower in accordance with Section 2.19 or Section 9.01(b) will) assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment or Commitments, the Advances owing to it and any Note or Notes held by it); provided,however, that (i) except in the case of an assignment to a Person that, immediately prior to such assignment, was a Lender, an Affiliate of any Lender or a Fund Affiliate of any Lender or an assignment of all of a Lender’s rights and obligations under this Agreement, the aggregate amount of the Commitments being assigned to such Eligible Assignee pursuant to such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $5,000,000 or an integral multiple of $1,000,000 in excess thereof (or such lesser amount as shall be approved by the Administrative Agent and, so long as no Default shall have occurred and be continuing at the time of effectiveness of such assignment, the Borrower), (ii) each such assignment shall be to an Eligible Assignee, (iii) each such assignment made as a result of a demand by the Borrower pursuant to Section 2.19 or Section 9.01(b) shall be an assignment at par of all rights and obligations of the assigning Lender under this Agreement, (iv) no such assignments shall be permitted (A) until the Administrative Agent shall have notified the Lenders that syndication of the Facility hereunder has been completed, without the consent of the Administrative Agent, and (B) at any other time without the consent of the Administrative Agent and, so long as no Default or Event of Default shall have occurred and be continuing, the Borrower (which consent, in each case, shall not be unreasonably withheld, conditioned or delayed, and in the case of the Borrower, such approval shall be deemed given if not denied in writing within ten (10) Business Days following a request therefor), except if such assignment is being made by a Lender to an Affiliate or Fund Affiliate of such Lender, (v) no such assignments shall be made to any Defaulting Lender or Potential Defaulting Lender or any of their respective subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause, and (vi) except to the extent contemplated by Sections 2.19 and 9.01(b), the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Note or Notes subject to such assignment and, except if such assignment is being made by a Lender to an Affiliate or Fund Affiliate of such Lender, a processing and recordation fee of $3,500; provided, however, that (x) the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment, and (y) for each such assignment made as a result of a demand by the Borrower pursuant to Section 2.19 or Section 9.01(b), the Borrower shall pay to the Administrative Agent the applicable processing and recordation fee. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment will be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Advances previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent and each other Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full pro rata share of all Advances in accordance with its Pro Rata Share. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder becomes effective under applicable law without compliance with the provisions of this Section 9.07(a), then the assignee of such interest will be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.
1.1.2.
Upon such execution, delivery, acceptance and recording, from and after the effective date specified in such Assignment and Acceptance, (i) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (ii) the Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (other than its rights under Sections 2.10, 2.12, 7.06, 8.05 and 9.04 to the extent any claim thereunder relates to an event arising prior to such assignment) and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the remaining portion of an assigning Lender’s rights and obligations under this Agreement~~,~~ orsuch Lender shall cease to be a party hereto).
1.1.3.
By executing and delivering an Assignment and Acceptance, each Lender assignor thereunder and each assignee thereunder confirm to and agree with each other and the other parties thereto and hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, any Loan Document or any other instrument or document furnished pursuant thereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Borrower Party or the performance or observance by any Borrower Party of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Administrative Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to the Administrative Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Lender.
1.1.4.
The Administrative Agent shall maintain at its address referred to in Section 9.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount (and stated interest) of the Advances owing to, each Lender from time to time (the “Register”). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or the Administrative Agent or any Lender at any reasonable time and from time to time upon reasonable prior notice.
1.1.5.
Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee, together with any Note or Notes subject to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit D hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower and each other Agent. In the case of any assignment by a Lender, within five Business Days after its receipt of such notice, the Borrower, at its own expense, shall, if requested by the applicable Lender, execute and deliver to the Administrative Agent in exchange for the surrendered Note or Notes a substitute Note to the order of such Eligible Assignee in an amount equal to the portion of the Advances purchased by it and any unfunded Commitment assumed by it pursuant to such Assignment and Acceptance and, if any assigning Lender has retained any portion of the Advances or any unfunded Commitment hereunder, a substitute Note to the order of such assigning Lender in an amount equal to the portion of the Advances and such unfunded Commitment retained by it hereunder. Such substitute Note or Notes, if any, shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit A hereto.
1.1.6.
[Intentionally Omitted].
1.1.7.
Each Lender may sell participations to one or more Persons (other than any Defaulting Lender, natural person (or holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person), Loan Party or any Affiliate of any Loan Party) (each such Person, a “Participant”) in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitments, the Advances owing to it and the Note or Notes (if any) held by it); provided, however, that (i) such Lender’s obligations under this Agreement (including, without limitation, its Commitments) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender shall remain the holder of any such Note for all purposes of this Agreement, (iv) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement, (v) no Participant under any such participation shall have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by any Loan Party therefrom, except that any agreement with respect to such participation may provide that such Participant may have a consent right regarding whether the applicable Lender will approve of an amendment, waiver or consent to the extent such amendment, waiver or consent would reduce the principal of, or interest on, the Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, or postpone any date fixed for any payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation and (vi) a Participant shall be entitled to the benefits of Sections 2.10, 2.12 and 9.04(c) (subject to the requirements and limitations therein, including the requirements under Sections 2.12(f) and 2.12(g) (it being understood that the documentation required under Sections 2.12(f) and 2.12(g) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 9.07(a); provided, however, that such Participant shall not be entitled to receive any greater payment under Section 2.10, 2.12, or 9.04(c) with respect to any participation than its participating Lender would have been entitled to receive, except, in the case of Sections 2.10 and 2.12 only, to the extent such entitlement to receive a greater payment results from a change in law or increased cost, as applicable, that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation shall, acting solely for this purpose as a non‑fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Advances or any other Obligations under the Loan Documents (the “Participant Register”), provided, however, that no Lender shall have any obligation to disclose all or any portion of such Participant Register (including the identity of any Participant or any information relating to any Participant’s interest in any such Commitment, Advances or any other Obligations, under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Advance or other Obligation is in registered form under Section 5f.103‑1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.
1.1.8.
Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.07, disclose to the assignee or Participant or proposed assignee or Participant any information relating to the Borrower Parties (or any of them) furnished to such Lender by or on behalf of any Loan Party; provided, however, that prior to any such disclosure, the assignee or Participant or proposed assignee or Participant shall agree to preserve the confidentiality of any Information received by it from such Lender on the same terms as provided in Section 9.13.
1.1.9.
Notwithstanding any other provision set forth in this Agreement, any Lender may at any time pledge or assign, or grant a security interest in all or any portion of its rights under this Agreement (including, without limitation, any pledge or assignment of, or grant of a security interest in, the Advances owing to such Lender and any Note or Notes held by it), including in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System or any other central bank in accordance with applicable local laws or regulations.
1.1.10.
Upon notice to the Borrower from the Administrative Agent or any Lender of the loss, theft, destruction or mutilation of any Lender’s Note, the Borrower will execute and deliver, in lieu of such original Note, a replacement promissory note, identical in form and substance to, and dated as of the same date as, the Note so lost, stolen or mutilated, subject to delivery by such Lender to the Borrower of an affidavit of lost note and indemnity in form reasonably acceptable to the Borrower. Upon the execution and delivery of the replacement Note, all references herein or in any of the other Loan Documents to the lost, stolen or mutilated Note shall be deemed references to the replacement Note.
H.
Execution in Counterparts

. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier or by e-mail with a pdf or similar attachment shall be effective as delivery of an original executed counterpart of this Agreement. Copies of originals, including copies delivered by facsimile, .pdf, or other electronic means, shall have the same import and effect as original counterparts and shall be valid, enforceable and binding for the purposes of this Agreement. The words “execution,” “signed,”

“signature,” and words of like import shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an electronic signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it. Without limitation of the foregoing, (a) to the extent the Administrative Agent has agreed to accept such electronic signature, the Administrative Agent and each of the Lenders shall be entitled to rely on any such electronic signature purportedly given by or on behalf of any Loan Party or any other party hereto without further verification and regardless of the appearance or form of such electronic signature and (b) upon the request of the Administrative Agent or any Lender, any electronic signature shall be promptly followed by a manually executed counterpart. Each Loan Party hereby waives (i) any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement and/or any other Loan Document based solely on the lack of paper original copies of this Agreement and/or such other Loan Document and (ii) any claim against the Administrative Agent, each Lender for any liabilities arising solely from such Person’s reliance on or use of electronic signatures, including any liabilities arising as a result of the failure of the Loan Parties to use any available security measures in connection with the execution, delivery or transmission of any electronic signature.

I.
Severability

. In case one or more provisions of this Agreement or the other Loan Documents shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions contained herein or therein shall not be affected or impaired thereby.

J.
Survival of Representations

. All representations and warranties contained in this Agreement and in any other Loan Document or made in writing by or on behalf of any Loan Party in connection herewith or therewith shall survive the execution and delivery of this Agreement and the Loan Documents, the making of the Advances and any investigation made by or on behalf of the any Lender, none of which investigations shall diminish any Lender’s right to rely on such representations and warranties.

K.
Usury Not Intended

. It is the intent of the Borrower and each Lender in the execution and performance of this Agreement and the other Loan Documents to contract in strict compliance with applicable usury laws, including conflicts of law concepts, governing the Advances of each Lender including such applicable laws of the State of New York and the United States of America from time to time in effect. In furtherance thereof, the Lenders and the Borrower stipulate and agree that none of the terms and provisions contained in this Agreement or the other Loan Documents shall ever be construed to create a contract to pay, as consideration for the use forbearance or detention of money, interest at a rate in excess of the Maximum Rate and that for purposes hereof “interest” shall include the aggregate of all charges which constitute interest under such laws that are contracted for, taken, charged, received, reserved or paid under this Agreement; and in the event that, notwithstanding the foregoing, under any circumstances the aggregate amounts contracted for, taken, charged, received, reserved or paid on the Advances, include amounts which, by applicable law, are deemed interest which would exceed the Maximum Rate, then such excess shall be deemed to be a mistake and, each Lender receiving the same shall credit the same on the principal of the Obligations of the Borrower under the Loan Documents (or if such Obligations shall have been paid in full, refund said excess to the Borrower). In the event that the Obligations of the Borrower under the Loan Documents are accelerated by reason of any Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest may never include more than the Maximum Rate and excess interest, if any, provided for in this Agreement or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited on the principal of the Obligations of the Borrower under the Loan Documents (or, if such Obligations shall have been paid in full, refunded to the Borrower). In determining whether or not the interest paid or payable under any specific contingencies exceeds the Maximum Rate, the Borrower and the Lenders shall to the maximum extent permitted under applicable law amortize, prorate, allocate and spread in equal parts during the period of the full stated term of the Facility all amounts considered to be interest under applicable law at any time contracted for, taken, charged, received, reserved or paid in connection with the Obligations of the Loan Parties under the Loan Documents. The provisions of this Section shall control over all other provisions of this Agreement or the other Loan Documents which may be in apparent conflict herewith.

L.
[Reserved]

.

M.
Confidentiality

.

1.1.1.
Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (i) to its Affiliates and to its and its Affiliates’ Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (ii) to the extent requested by any regulatory authority purporting to have jurisdiction over such Person or any such Related Party (including any self‑regulatory authority, such as the National Association of Insurance Commissioners) or any pledgee in connection with any pledge made pursuant to Section 9.07(i), (iii) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (iv) to any other party hereto, (v) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (vi) subject to an agreement containing provisions at least as restrictive as those of this Section, to (A) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, or (B) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to the Borrower and its obligations, this Agreement or payments hereunder, (vii) on a confidential basis to (A) any rating agency in connection with rating the Borrower or its Subsidiaries or the Facility, (B) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the Facility or (C) external auditors as may be required by a Lender’s policies or policies of any governmental or quasi‑governmental entity affecting a Lender, (viii) with the consent of the Borrower or (ix) to the extent such Information (A) becomes publicly available other than as a result of a breach of this Section 9.13 or (B) becomes available to the Administrative Agent, such Lender or any of their respective Affiliates on a non‑confidential basis from a source other than the Parent or any of its Subsidiaries without the Administrative Agent, such Lender or any of their respective Affiliates having knowledge that a duty of confidentiality to the Parent or any of its Subsidiaries has been breached. In addition, the Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement (as and to the extent the same is otherwise publicly available from sources that are not as a result of a breach of this Agreement) to market data collectors, similar service providers to the lending industry and service providers to the Administrative Agent and the Lenders in connection with the administration of this Agreement, the other Loan Documents, and the Commitments. For purposes of this Section, “Information” means all information that any Loan Party furnishes to the Administrative Agent or any Lender in writing designated as confidential, but does not include any such information that is or becomes generally available to the public other than by way of a breach of the confidentiality provisions of this Section 9.13 or that is or becomes available to the Administrative Agent or such Lender from a source other than the Loan Parties or the Administrative Agent or any other Lender and not in violation of any confidentiality agreement with respect to such information that is actually known to the Administrative Agent or such Lender. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.
1.1.2.
Certain of the Lenders may enter into this Agreement and take or not take action hereunder or under the other Loan Documents on the basis of information that does not contain material non‑public information with respect to any of the Parent, any or its Subsidiaries or their respective securities (“Restricting Information”). Other Lenders may enter into this Agreement and take or not take action hereunder or under the other Loan Documents on the basis of information that may contain Restricting Information. Each Lender acknowledges that United States federal and state securities laws prohibit any person from purchasing or selling securities on the basis of material, non‑public information concerning the issuer of such securities or, subject to certain limited exceptions, from communicating such information to any other Person. None of the Administrative Agent or any of its directors, officers, agents or employees shall, by making any Communications (including Restricting Information) available to a Lender, by participating in any conversations or other interactions with a Lender or otherwise, make or be deemed to make any statement with regard to or otherwise warrant that any such information or Communication does or does not contain Restricting Information nor shall the Administrative Agent or any of its directors, officers, agents or employees be responsible or liable in any way for any decision a Lender may make to limit or to not limit its access to Restricting Information. In particular, none of the Administrative Agent or any of its directors, officers, agents or employees (i) shall have, and the Administrative Agent, on behalf of itself and each of its directors, officers, agents and employees, hereby disclaims, any duty to ascertain or inquire as to whether or not a Lender has or has not limited its access to Restricting Information, such Lender’s policies or procedures regarding the safeguarding of material, nonpublic information or such Lender’s compliance with applicable laws related thereto or (ii) shall have, or incur, any liability to any Loan Party, any Lender or any of their respective Affiliates, directors, officers, agents or employees arising out of or relating to the Administrative Agent or any of its directors, officers, agents or employees providing or not providing Restricting Information to any Lender, other than as found by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Administrative Agent or any of its directors, officers, agents or employees.
1.1.3.
Each Loan Party agrees that (i) all Communications it provides to the Administrative Agent intended for delivery to the Lenders whether by posting to the Approved Electronic Platform or otherwise shall be clearly and conspicuously marked “PUBLIC” if such Communications are determined by the Loan Parties in good faith not to contain Restricting Information which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof, (ii) by marking Communications “PUBLIC,” each Loan Party shall be deemed to have authorized the Administrative Agent and the Lenders to treat such Communications as either publicly available information or not material information (although such Communications shall remain subject to the confidentiality undertakings of Section 9.13(a)) with respect to such Loan Party or its securities for purposes of United States Federal and state securities laws, (iii) all Communications marked “PUBLIC” may be delivered to all Lenders and may be made available through a portion of the Approved Electronic Platform designated “Public Side Information” and (iv) the Administrative Agent shall be entitled to treat any Communications that are not marked “PUBLIC” as Restricting Information and may post such Communications to a portion of the Approved Electronic Platform not designated “Public Side Information” (and shall not post such Communications to a portion of the Approved Electronic Platform designated “Public Side Information”). Neither the Administrative Agent nor any of its Affiliates shall be responsible for any statement or other designation by a Loan Party regarding whether a Communication contains or does not contain material non‑public information with respect to any of the Loan Parties or their securities nor shall the Administrative Agent or any of its Affiliates incur any liability to any Loan Party, any Lender or any other Person for any action taken by the Administrative Agent or any of its Affiliates based upon such statement or designation, including any action as a result of which Restricting Information is provided to a Lender that may decide not to take access to Restricting Information. Nothing in this Section 9.13(c) shall modify or limit a Person’s obligations under Section 9.13 with regard to Communications and the maintenance of the confidentiality of or other treatment of Information.
1.1.4.
Each Lender acknowledges that circumstances may arise that require it to refer to Communications that might contain Restricting Information. Accordingly, each Lender agrees that it will nominate at least one designee to receive Communications (including Restricting Information) on its behalf and identify such designee (including such designee’s contact information) in writing to the Administrative Agent. Each Lender agrees to notify the Administrative Agent from time to time of such Lender’s designee’s e‑mail address to which notice of the availability of Restricting Information may be sent by electronic transmission.
1.1.5.
Each Lender acknowledges that Communications delivered hereunder and under the other Loan Documents may contain Restricting Information and that such Communications are available to all Lenders generally. Each Lender that elects not to take access to Restricting Information does so voluntarily and, by such election, acknowledges and agrees that the Administrative Agent and other Lenders may have access to Restricting Information that is not available to such electing Lender. Each such electing Lender acknowledges the possibility that, due to its election not to take access to Restricting Information, it may not have access to any Communications (including, without being limited to, the items required to be made available to the Administrative Agent in Section 5.03 unless or until such Communications (if any) have been filed or incorporated into documents which have been filed with the Securities and Exchange Commission by the Parent). None of the Loan Parties, the Administrative Agent or any Lender with access to Restricting Information shall have any duty to disclose such Restricting Information to such electing Lender or to use such Restricting Information on behalf of such electing Lender, and shall not be liable for the failure to so disclose or use, such Restricting Information.
1.1.6.
Sections 9.13(b), (c), (d) and (e) are designed to assist the Administrative Agent, the Lenders and the Loan Parties, in complying with their respective contractual obligations and applicable law in circumstances where certain Lenders express a desire not to receive Restricting Information notwithstanding that certain Communications hereunder or under the other Loan

Documents or other information provided to the Lenders hereunder or thereunder may contain Restricting Information. None of the Administrative Agent or any of its directors, officers, agents or employees warrants or makes any other statement with respect to the adequacy of such provisions to achieve such purpose nor does the Administrative Agent or any of its directors, officers, agents or employees warrant or make any other statement to the effect that a Loan Party’s or Lender’s adherence to such provisions will be sufficient to ensure compliance by such Loan Party or Lender with its contractual obligations or its duties under applicable law in respect of Restricting Information and each of the Lenders and each Loan Party assumes the risks associated therewith.
1.1.7.
Notwithstanding any other provision in this Agreement or any other document, the parties hereby agree that (i) each party (and each employee, representative, or other agent of each party) may disclose to any and all persons and entities, without limitation of any kind, the United States tax treatment and United States tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to each party relating to such United States tax treatment and United States tax structure, and (ii) nothing herein prohibits or impedes any individual from communicating or disclosing Information regarding suspected violations of laws, rules, or regulations to a Governmental Authority or self-regulatory authority without any notification to any Person.
N.
Release of Guarantors

.

1.1.1.
Within five (5) Business Days following the written request by the Parent, the Administrative Agent, on behalf of the Lenders, shall release all Subsidiary Guarantors from their respective obligations under this Agreement and each other Loan Document so long as: (i) there is no monetary Event of Default existing under this Agreement at the time of such request and no Default or Event of Default will exist immediately following such release; (ii) the Borrower or the Parent shall have received and have in effect at such time an Investment Grade Rating; and (iii) a Responsible Officer of the Parent shall have delivered to the Administrative Agent a certificate in form and substance reasonably satisfactory to the Administrative Agent stating that each Subsidiary Guarantor is either being released from its obligations under any Senior Financing Transaction or has not then provided (and is not then required by the terms of such Senior Financing Transaction to provide) a guaranty with respect to any Senior Financing Transaction to which any Loan Party is a party or to which it is simultaneously (or substantially simultaneously) entering into; provided, however, that in the event the Parent is not able to make such statement with respect to any specific Subsidiary Guarantor, such Subsidiary Guarantor shall not be released from its obligations under this Agreement and each other Loan Document until the Parent makes such statement with respect to such Subsidiary Guarantor, but all other Subsidiary Guarantors shall be released as provided herein (collectively, clauses (i), (ii) and (iii) shall be considered a “Release Event”). In addition, following a Release Event, a Subsidiary of the Parent shall not be required to become a Guarantor hereunder unless and until such Subsidiary thereafter becomes a guarantor or borrower in respect of a Senior Financing Transaction, in which case such Subsidiary shall become a Guarantor in accordance with Section 5.01(j)(v).

1.1.2.
In addition to the foregoing, at any time prior to the date on which the Borrower or the Parent shall have received and then have in effect an Investment Grade Rating, within five (5) Business Days after the written request of the Parent (each, an “Early Release Request”), including but not limited to, in connection with the sale or financing of any applicable Unencumbered Asset then being designated as a non-Unencumbered Asset as permitted hereunder or the designation or redesignation of a Restricted Subsidiary as an Unrestricted Subsidiary as permitted hereunder, the Administrative Agent, on behalf of the Lenders, shall release the Subsidiary Guarantors designated in such request from their respective obligations under this Agreement and each other Loan Document so long as: (i) there is no monetary Event of Default existing under this Agreement at the time of such request and no Default or Event of Default will exist immediately following such release; (ii) immediately following such release the Borrower and the Parent shall be in compliance with the covenants in Section 5.04, on a pro forma basis immediately after giving effect to such release; and (iii) the Parent shall have delivered to the Administrative Agent (A) a certificate confirming compliance with (i) and (ii) above and (B) an updated Schedule II listing each Unencumbered Asset as of the date such Subsidiary Guarantor is removed as a Guarantor hereunder.
1.1.3.
At the written request of the Parent, the Administrative Agent, on behalf of the ~~Lender Parties~~Lenders, shall be authorized to (i) release the Parent from its payment obligations with respect to the Guaranty or (ii) cap the amount of such obligations in a manner satisfactory to the Administrative Agent (any of the actions described in clauses (i) and (ii), a “Subject Action”), so long as (A)(1) in the case of a release, the Parent is either then being released from its Obligations as an obligor under each Senior Financing Transaction or is not then an obligor (and is not then required by the terms of any Senior Financing Transaction to become an obligor) with respect to any Senior Financing Transaction or (2) in the case of a liability cap, the Obligations of the Parent under each Senior Financing Transaction are subject to a parallel liability cap satisfactory to the Administrative Agent, (B) there is no monetary Event of Default existing under this Agreement at the time of such request and no Default or Event of Default will exist immediately following such Subject Action; (C) immediately following such Subject Action the Borrower and the Parent shall be in compliance with the covenants in Section 5.04, on a pro forma basis immediately after giving effect to such Subject Action; (D) the Parent shall have delivered to the Administrative Agent a certificate confirming compliance with clauses (B) and (C) above and (E) during the period commencing on the date on which any Subject Action occurs and ending the date (if any) on which the Parent is reinstated as a Guarantor or the liability cap is lifted, as applicable, in accordance with Section 9.14(d) below (such period being the “Subject Period”), the provisions of Section 9.14(e) below shall apply. For the avoidance of doubt, (i) no Subject Action shall release the Parent from any of its Obligations other than its payment Obligations as a Guarantor (and it is the intent of the parties that the Parent shall continue to be bound by all other covenants, representations and other provisions hereof applicable to it notwithstanding the occurrence of any such Subject Action) and only, in the case of a liability cap, to the extent of such cap (provided, however, that such covenants, representations and other provisions shall be deemed to be revised, mutatis mutandis, to the extent necessary to reflect that the Parent is a Loan Party but not a Guarantor) and (ii) the covenants in Section 5.04 shall continue to be calculated based on the Consolidated Group.
1.1.4.
Notwithstanding the foregoing, if at any time following a Subject Action (w) the Parent becomes an obligor in respect of a Senior Financing Transaction, (x) the Parent is no longer subject to a parallel liability cap under any Senior Financing Transaction, (y) the Internal Revenue Service issues guidance clarifying that parent guaranties do not preclude the allocation of related debt in satisfaction of “negative basis” issues or (z) the Parent breaches any provision of Section 9.14(e) below, then, as applicable, the Parent shall be reinstated as a Guarantor hereunder or the liability cap on the Parent’s payment obligations under the Guaranty shall be lifted so that the Obligations of the Parent under the Loan Documents shall be pari passuwith the Obligations of the Parent under each Senior Financing Transaction, and the Parent shall execute and deliver such confirmations and ratifications of the Guaranty as the Administrative Agent shall request within five (5) Business Days after such request.
1.1.5.
Without limiting the provisions of Section 5.02(n), at all times during the Subject Period, (i) the Parent shall not directly hold cash in excess of a de minimis amount, other than on a temporary or pass-through basis held for not more than one Business Day in accordance with Sections 5.02(n)(iii)(A) and (B), (ii) the Parent’s direct ownership in the Borrower shall at all times account for at least 95% of Total Asset Value; provided, however, that the Parent may hold assets directly on a temporary or pass-through basis for not more than one Business Day in accordance with Sections 5.02(n)(iii)(A) and (B), and (iii) the Parent shall not incur any direct liabilities in excess of the value of its assets that are not held by the Borrower and its Subsidiaries.
O.
Patriot Act Notification; Anti-Money Laundering Act; Beneficial Ownership

. Each Lender and ~~the Administrative~~each Agent (for itself and not on behalf of any Lender) hereby notifies the Loan Parties that (a) pursuant to the requirements of the ~~USA~~ Patriot Act ~~(Title III of Pub. L. 107‑56 (signed into law October 26, 2001)) (the “Patriot Act”)~~and other Anti-Corruption Laws and anti-terrorism laws and regulations, it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender or ~~the Administrative~~such Agent, as applicable, to identify such Loan Party in accordance with the Patriot Act and such other Anti-Corruption Laws and anti-terrorism laws and regulations and (b) pursuant to the Beneficial Ownership Regulation, it is required, to the extent that Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, to obtain a Beneficial Ownership Certification in connection with the execution and delivery of this Agreement. The Parent ~~Guarantor~~ and the Borrower shall, and shall cause each of their Subsidiaries to, provide, to the extent commercially reasonable, such information and take such actions as are reasonably requested by ~~the Administrative~~any Agent or any ~~Lenders in order~~Lender to assist ~~the Administrative~~such Agent ~~and the Lenders~~or Lender in maintaining compliance with the Patriot Act and other Anti-Corruption Laws and anti-terrorism laws and regulations including Sanctions and the Trading with the Enemy Act.

P.
Jurisdiction, Etc

.

1.1.1.
Each of the parties hereto hereby irrevocably and unconditionally agrees that it will not commence any action, litigation or other proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, arising out of or relating to this Agreement or any of the other Loan Documents to which it is a party, against any other party hereto in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts, and each of parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in any such New York State court or, to the extent permitted or required by law, in such Federal court. Each of the Loan Parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
1.1.2.
Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any litigation, action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents to which it is a party in any New York State or Federal court sitting in the City, County and State of New York. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
Q.
Governing Law

. This Agreement and the other Loan Documents, including but not limited to the validity, interpretation, construction, breach, enforcement or termination hereof or thereof, shall be governed by, and construed in accordance with, the laws of the State of New York.

R.
WAIVER OF JURY TRIAL

. EACH OF THE BORROWER, THE OTHER LOAN PARTIES, THE ADMINISTRATIVE AGENT AND THE LENDERS IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS, THE ADVANCES OR THE ACTIONS OF THE ADMINISTRATIVE AGENT OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

S.
No Fiduciary Duties

. Each Loan Party agrees that nothing in the Loan Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between the Administrative Agent, any Lender or any Affiliate thereof, on the one hand, and such Loan Party, its stockholders or its Affiliates, on the other. The Loan Parties agree that the transactions contemplated by the Loan Documents (including the exercise of rights and remedies hereunder and thereunder) are arm’s‑length commercial transactions. Each Loan Party agrees that it has consulted its own legal and financial advisors to the extent it deemed appropriate and that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto. Each of the Loan Parties acknowledges that the Administrative Agent, the Lenders and their respective Affiliates may have interests in, or may be providing or may in the future provide financial or other services to other parties with interests which a Loan Party may regard as conflicting with its interests and may possess information (whether or not material to the Loan Parties) other than as a result of (x) the Administrative Agent acting as administrative agent hereunder or (y) the Lenders acting in their respective capacities as such hereunder, that the Administrative Agent or any such Lender may not be entitled to share with any Loan Party. Without prejudice to the foregoing, each of the Loan Parties agrees that the Administrative Agent, the Lenders and their respective Affiliates may (a) deal (whether for its own or its customers’ account) in, or advise on, securities of any Person, and (b) accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with other Persons in each case, as if the Administrative Agent were not the Administrative Agent and as if the Lenders were not Lenders, and without any duty to account therefor to the Loan Parties. Each of the Loan Parties hereby irrevocably waives, in favor of the Administrative Agent, the Lenders and the Arrangers, any conflict of interest which may arise by virtue of the Administrative Agent, the Arrangers and/or the Lenders acting in various capacities under the Loan Documents or for other customers of the Administrative Agent, any Arranger or any Lender as described in this Section 9.19.

T.
Acknowledgement and Consent to Bail-In of Affected Financial Institutions

. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

a)
the application of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and
b)
the effects of any Bail-In Action on any such liability, including, if applicable:
(a)
a reduction in full or in part or cancellation of any such liability;
(b)
a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(c)
the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.
U.
Acknowledgement Regarding Any Supported QFCs

. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Guaranteed Hedge Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

a)
In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
b)
As used in this Section 9.21, the following terms have the following meanings:

(a)
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. § 1841(k)) of such party.
(b)
“Covered Entity” means any of the following:
(a)
“covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);
(b)
a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(c)
a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
(c)
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
(d)
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. § 5390(c)(8)(D).

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